Oppenheimer
Global Growth & Income Fund

Prospectus dated November 22, 2002

     Oppenheimer Global Growth & Income Fund is a mutual fund that seeks capital appreciation  consistent  with the  preservation  of principal,  while providing current  income.  It invests in equity and debt  securities  of U.S. and foreign issuers.

     This Prospectus contains important  information about the Fund's objective, its  investment  policies,  strategies  and risks.  It also  contains  important information  about  how to buy and sell  shares  of the Fund and  other  account features.  Please read this Prospectus  carefully  before you invest and keep it for  future  reference  about

As with  all  mutual  funds,  the  your  account.
Securities and Exchange  Commission  has not approved or disapproved  the Fund's securities nor has it determined  that this  Prospectus is accurate or complete.
It is a criminal offense to represent otherwise.

                                                 (OppenheimerFunds, Inc.)

CONTENTS

            ABOUT THE FUND
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            The Fund's Investment Objective and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            ABOUT YOUR ACCOUNT
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            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares
            Class Y Shares
            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?  The Fund seeks capital appreciation consistent with preservation of principal, while providing current income.

WHAT DOES THE FUND MAINLY INVEST IN?  The Fund invests mainly in equity and debt securities of issuers in the U.S. and foreign countries. Currently the
Fund emphasizes investments in stocks, but the relative emphasis on stocks and debt securities in its portfolio changes over time depending on relative opportunities for growth and income. The Fund can invest in any country, including developed or emerging markets, but currently emphasizes investments in developed markets, such as the U.S., Canada, and Western Europe.  As a fundamental policy, the Fund will normally invest in at least four countries
(including the United States).

      The Fund's investments in debt securities include securities issued by the U.S. and foreign governments and corporations.  The Fund can invest in securities of corporate issuers in all capitalization ranges, including small-cap companies.  These investments are more fully explained in "About the
Fund's Investments," below.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL?  In
selecting securities for the Fund, the Fund's portfolio manager looks primarily for companies with high growth potential in the U.S. and foreign markets that he believes have reasonably priced stocks in relation to overall stock market valuations. Currently the portfolio manager looks for:

o     Companies of different capitalization ranges,
o     Stocks to provide growth opportunities and bonds to help moderate portfolio volatility,
o     Companies in industries with substantial barriers to new competition, such as high start-up costs, that may have competitive advantages over established companies in those industries.

      In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from global trends.  The trends, or "global themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. The portfolio manager does not invest a fixed amount of the Fund's assets according to these themes, and this strategy and the themes that are considered may change over time.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking capital growth in their investment over the long term with the opportunity for some current income, from a fund that normally has substantial foreign investments. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments and foreign securities. The Fund's income level will fluctuate, so it is not designed for investors needing an assured level of current income.  Because of its focus on long-term growth, the Fund may be appropriate for some portion of a retirement plan investment for investors with a high-risk tolerance, but is not a complete investment program.

Main Risks of Investing in the Fund

      All investments carry risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors, described below.
There is also the risk that poor security selection by the Fund's investment
Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.  A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer.

o     Industry Focus.  At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry  using its "global themes" strategy, its share values may fluctuate in response to events affecting that industry.

o     Special Risks of Small-Cap Stocks.  The Fund can invest in securities of large and medium-size companies, but also invests in small-cap companies. While small-cap companies (currently, those having a market capitalization less than $2.5 billion) may offer greater opportunities for capital appreciation than larger, more-established companies, they have greater risks of loss and price volatility.  Their stocks may be less liquid, which means the Fund could have greater difficulty selling them at an acceptable price, especially in periods of market volatility.

RISKS OF FOREIGN INVESTING. While foreign securities offer special investment opportunities, there are also special risks.  The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Foreign issuers are not subject to the same accounting and disclosure requirements that U.S.
companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. These risks could cause the prices of foreign stocks to fall and could therefore depress the Fund's share prices.
CREDIT RISK. Debt securities are subject to credit risk.  Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay principal, the value of that bond and of the Fund's shares might fall.  A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

INTEREST RATE RISKS. The values of debt securities are subject to change when prevailing interest rates change.  When interest rates fall, the values of already-issued debt securities generally rise.  When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for debt securities having longer maturities than for shorter-term debt securities. Securities that have been
"stripped" of their interest coupons are very sensitive to interest rate changes.  The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. In the short term, domestic and foreign stock markets can be volatile, and the price of the
Fund's shares can go up and down substantially. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but debt securities have their own risks and are not the primary focus of the Fund. In the OppenheimerFunds spectrum, the Fund generally may be less volatile than funds focusing on investments in emerging markets or small-cap stock funds, but the Fund has greater risks than funds that focus solely on large-cap domestic stocks or investment-grade bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to broad-based market indices.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  The after-tax returns for the other classes of shares will vary. In certain cases, the figure representing "Return After Taxes on
Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

             Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
For the period from 1/1/02 through 9/30/02, the cumulative return (not annualized) before taxes for Class A shares was -33.33%.

During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 32.45% (4 Qtr `99) and the lowest return (not annualized) before taxes for a calendar quarter was -24.98% (3 Qtr
'01).

Average Annual
Total Returns

for the periods           1 Year              5 Years            10 Years
ended December  31,                     (or life of class,  (or life of class,
2001                                          if less)            if less)
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Class A Shares
(inception 10/22/90)       -21.13%             15.32%              13.16%
  Return Before            -21.18%             12.59%              10.46%
  Taxes
  Return After             -12.87%             11.39%               9.68%
  Taxes on
  Distributions
  Return After
  Taxes on
  Distributions  and
  Sale of Fund
  Shares
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MSCI World Index (reflects no       -16.52%            5.74%             8.52%
deduction for fees, expenses
or taxes)
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Lehman Brothers             8.44%
Aggregate Bond
Index (reflects no
deduction for fees,                            7.43%               7.23%
expenses or taxes)
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Class  B   Shares   (inception      -21.08%           15.59%            15.98%
10/10/95)
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Class    C    Shares       -17.79%             15.82%              13.73%
(inception 12/1/93)
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Class    N    Shares        N/A1                N/A1                N/A1
(inception 3/1/01)
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Class  Y   Shares   (inception       N/A1              N/A1              N/A1
2/1/01)
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1  Because this is a new class of shares, return data for the period specified is not available.

The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge: of 5% (1-year) and 2% (5 years); and for
Class C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y. Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion.
The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the
U.S., and to the Lehman Brothers Aggregate Bond Index, an unmanaged index of
U.S. Treasury and government agency securities, investment-grade corporate bonds and mortgage-backed securities. The indices performance includes reinvestment of income but does not reflect transaction costs.  The Fund's investments vary from those in the indices.
Fees and Expenses of the Fund

      The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges. The numbers below are based on the
Fund's expenses during its fiscal year ended September 30, 2002.

Shareholder Fees (charges paid directly from your investment):

 ------------------------------------------------------------------------------
                            Class A  Class B    Class C   Class N   Class Y
                             Shares    Shares    Shares    Shares     Shares
                            ----------------------------------------
 ---------------------------                                        -----------
 Maximum Sales Charge
 (Load) on purchases         5.75%      None      None      None       None
 (as % of offering price)
 -------------------------------------------------------------------
                            ---------------------------------------------------
 Maximum Deferred Sales
 Charge (Load) (as % of
 the lower of the original   None1      5%2        1%3       1%4       None
 offering price or
 redemption proceeds)
 ------------------------------------------------------------------------------
 Redemption Fee (as a
 percentage of total         2.00%     2.00%      2.00%     2.00%     2.00%
 redemption proceeds)5
 ------------------------------------------------------------------------------

  A contingent deferred sales charge may apply to redemptions of investments of
   $1 million or more ($500,000 for certain retirement plan accounts) of Class
   A shares. See "How to Buy Shares" for details.
  Applies to redemptions in first year after purchase.  The contingent  deferred sales charge declines to 1% in the sixth year and is eliminated after that.
  Applies to shares redeemed within 12 months of purchase.
  Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
  The redemption fee applies to the proceeds of Fund shares that are redeemed
   (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase.  See "How to Sell Shares" for more information on when the redemption fee will apply.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------
                             Class A  Class B    Class C   Class N   Class Y
                              Shares    Shares    Shares    Shares     Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees             0.72%     0.72%      0.72%      0.72%    0.72%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution        and/or  0.24%     1.00%      1.00%      0.50%     N/A
Service (12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses              0.44%     0.44%      0.41%      0.39%    0.16%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total   Annual   Operating  1.40%     2.16%      2.13%      1.61%    0.88%
Expenses
--------------------------------------------------------------------------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays.
The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year; for Class Y only, it was 0.25% per fiscal year (pro-rated) prior to November 1, 2002.  That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended September
30, 2002, the transfer agent fees did not exceed any of the expense limitations described above.

EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

---------------------------------------------------------------------------------
If shares are redeemed:      1 Year        3 Years       5 Years      10 Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A Shares                $709          $993         $1,297        $2,158
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Shares                $719          $976         $1,359       $2,1231
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Shares                $316          $667         $1,144        $2,462
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N Shares                $264          $508          $876         $1,911
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y Shares                $90           $281          $488         $1,084
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
If shares are not            1 Year        3 Years       5 Years      10 Years
redeemed:
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A Shares                $709          $993         $1,297        $2,158
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Shares                $219          $676         $1,159       $2,1231
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Shares                $216          $667         $1,144        $2,462
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N Shares                $164          $508          $876         $1,911
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y Shares                $90           $281          $488         $1,084
---------------------------------------------------------------------------------

In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1.    Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different investments will vary over time based upon the
Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below.
To seek growth, the Fund will invest primarily in common stocks and may invest in securities convertible into common stocks as well. To seek current income, the Fund will invest in debt securities such as government and corporate bonds and income-producing stocks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer.  Also, the Fund does not concentrate
25% or more of its total assets in investments in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

      The Fund is not required to invest any set percentage of its assets for growth or income. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

Stock Investments. In selecting stocks for their growth potential, the Fund may buy stocks of established companies that are entering a growth cycle in their business, as well as newer companies that may be developing new products or services, expanding into new markets or products or developing new technologies.  Newer growth companies may have smaller market capitalizations and retain more of their earnings for research or development or investment in capital assets and therefore may not pay dividends for some time.  Their stock prices may be more volatile than those of larger, more-established companies.

Debt Securities. The Fund's investments in debt securities include U.S.
government securities, foreign government securities, and foreign and domestic corporate bonds and debentures. The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund's investments may be above or below investment grade in credit quality.

      The Fund can buy U.S. Treasury securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. government, such as collateralized mortgage obligations (CMOs) and other mortgage-related securities. Mortgage-related securities are subject to additional risks of unanticipated prepayments of the underlying mortgages, which can affect the income stream to the Fund from those securities as well as their values.

      The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies and can include "Brady Bonds." Those are U.S.
dollar-denominated debt securities collateralized by zero-coupon U.S. Treasury securities.  They are typically issued by governments of developing countries and may have volatile prices and greater risks of default.

o     Special Credit Risks of Lower-Grade Securities. The Fund can invest up to 25% of its assets in "lower-grade" securities, commonly known as
      "junk bonds." However, the Fund currently does not intend to invest more than 15% of its assets in lower-grade securities.

      Higher-yielding lower-grade bonds, whether rated or unrated, have greater risks than investment grade securities.  They may be subject to greater market fluctuations and risk of loss of income and principal than investment grade securities. There may be less of a market for them, making it harder to sell them at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds.  These risks mean that the Fund might not achieve the expected income from lower-grade securities and that the Fund's net asset value per share could fall because of declines in the value of these securities.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Equity Investments. The Fund invests mainly in common stocks issued by domestic or foreign companies that the Manager believes have appreciation potential. Equity securities include common stocks, preferred stocks and securities convertible into common stock. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of other debt securities.

Zero-Coupon and "Stripped" Securities.  Some of the U.S. government debt securities the Fund buys are zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some mortgage related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero coupon securities without receiving the actual cash currently. Interest-only and principal-only securities are particularly sensitive to changes in interest rates.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board can increase that limit to 15%).  Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of
"derivative" investments. Options, futures contracts, structured notes and other hedging instruments are "derivative investments" the Fund can use.  In addition to using some derivatives to hedge investment risks, the Fund can use other derivative investments because they offer the potential for increased income and principal value.

      Derivatives have special risks.  If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment.  Markets underlying securities and indices might move in a direction not anticipated by the Manager.  Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives.  As a result of these risks the Fund could realize less principal or income from the investment than expected and its share prices could fall.  Certain derivative investments held by the Fund may be illiquid.

"Structured" Notes.  Structured notes are specially-designed debt investments with principal or interest payments that are linked to the value of an index
(such as a currency or securities index) or commodity.  The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.  The values of these notes will fall or rise in response to the changes in the values of the underlying securities or index.  They are subject to credit and interest rate risks.  The Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as expected.  The prices of structured notes may be volatile and they may have a limited trading market, making it difficult for the Fund to sell them at an acceptable price.

Hedging.  The Fund can buy and sell futures contracts, put and call options, and forward contracts.  These are all referred to as "hedging instruments."
The Fund is not required to hedge in seeking its objective. The Fund has limits on its use of hedging instruments and currently does not use them to a significant degree.

      The Fund could hedge for a number of purposes. It might hedge against changes in securities prices, or to establish a position in the securities market as a temporary substitute for purchasing individual securities.  It might hedge against changing interest rates. Buying futures and call options would tend to increase the Fund's exposure to the securities markets.  Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments.

      Hedging involves risks. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Portfolio Turnover.  The Fund's investment process may cause the Fund to engage in active and frequent trading.  Therefore, the Fund may engage in short-term trading while trying to achieve its objective.  Portfolio turnover increases brokerage costs the Fund pays (and reduces performance). If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies.  These would ordinarily be U. S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund may hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term
U.S. government securities. The Fund might also hold these types of securities pending the investment proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve the capital appreciation aspect of its investment objective.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the Manager and describes the expenses that the
Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since January 1960.
The Manager and its subsidiaries and controlled affiliates managed more than
$120 billion in assets as of September 30, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts.  The Manager is located at 498 Seventh Avenue, New York, New York 10018.

Portfolio Manager.  The portfolio manager of the Fund is Frank Jennings. He is a Vice President of the Fund and of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since October 2, 1995.

Advisory Fees.  Under the investment advisory agreement, the Fund pays the
Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $1.5 billion and
0.65% of average annual net assets in excess of $3.5 billion.  The Fund's management fee for the fiscal year ended September 30, 2002, was 0.72% of average annual net assets for each class of shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.
Buying Shares Through Your Dealer.  You can buy shares through any dealer, broker or financial institution that has a sales agreement with the
   Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New
   Account Application and return it with a check payable to "OppenheimerFunds
   Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.  If
   you don't list a dealer on the application, the Distributor will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
   o  Paying by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire.  The minimum investment is
      $2,500.  Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
      o  Buying Shares Through OppenheimerFunds AccountLink.  With
      AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH)
      system. You can provide those instructions automatically, under an Asset
      Builder Plan, described below, or by telephone instructions using
      OppenheimerFunds PhoneLink, also described below. Please refer to
      "AccountLink," below for more details.
      o  Buying Shares Through Asset Builder Plans.  You may purchase shares of the Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with
      AccountLink.  Details are in the Asset Builder Application and the
      Statement of Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
   o If you establish one of the many types of retirement plan accounts that
      OppenheimerFunds offers, more fully described below under "Special
      Investor Services," you can start your account with as little as $500.
      o By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask
         your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the o
      Distributor.

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.
The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the
   Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this
   Prospectus mean "Eastern time."

   The net asset value per share is determined by dividing the value of the
   Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general, based on market value.  The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.  Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S.
   holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

   If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's
   Board of Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security.  A security's valuation may differ depending on the method used for determining value.
The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time The New York Stock Exchange closes that day.  If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

--------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares.  If you do not choose a class, your investment will be made in Class A shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares.  If you buy Class A shares, you pay an initial sales charge
(on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans).  The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How
Can You Buy Class A Shares?" below.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares.  If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.  If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge.  That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You
Buy Class B Shares?" below.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares.  If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy
Class C Shares?" below.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class N Shares.  If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy
Class N Shares?" below.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class Y Shares.  Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different.  The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares.  You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.
Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest.  For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N.
For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

o     Investing  for  the  Shorter  Term.  While  the  Fund  is  meant  to  be a long-term  investment,  if you have a relatively  short-term investment horizon  (that is,  you plan to hold your  shares for not more than six years),  you should  probably  consider  purchasing  Class A or Class C shares  rather  than  Class B shares.  That is because of the effect of the Class B contingent  deferred  sales charge if you redeem within six years,  as well as the effect of the Class B  asset-based  sales charge on the  investment  return  for that class in the  short-term.  Class C shares might be the appropriate  choice  (especially for investments of less than $100,000),  because there is no initial sales charge on Class
         C shares,  and the  contingent  deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares.  That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.  For that reason, the
      Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o     Investing for the Longer Term.  If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You?  Some account features may not be available to Class B, Class C and Class N shareholders.
   Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

   Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class
   B, Class C and Class N asset-based sales charge described below and in the
   Statement of Additional Information.  Share certificates are only available for Class A shares.  If you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to Your Broker?  A financial advisor may receive different compensation for selling one class of shares than for selling another class.  It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.  The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the
   Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix C to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions.  To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.
However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information.  Out of the amount you invest, the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase.  A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

-----------------------------------------------------------------------------
                                  Front-End       Front-End     Concession
                                 Sales Charge   Sales Charge        As
                                     As a           As a        Percentage
Amount of Purchase              Percentage of   Percentage of   of Offering
                                Offering Price   Net Amount        Price
                                                  Invested
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Less than $25,000                   5.75%           6.10%          4.75%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
$25,000 or more but less than       5.50%           5.82%          4.75%
$50,000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
$50,000 or more but less than       4.75%           4.99%          4.00%
$100,000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
$100,000 or more but less than      3.75%           3.90%          3.00%
$250,000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
$250,000 or more but less than      2.50%           2.56%          2.00%
$500,000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
$500,000 or more but less than      2.00%           2.04%          1.60%
$1 million
-----------------------------------------------------------------------------

Can You Reduce Class A Sales Charges?  You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of
   Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges"
   in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge.  There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001 ("grandfathered retirement accounts").  Retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge.  The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million.  In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

   If you redeem any of those shares within an 18-month "holding period"
   measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.  That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

   The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans.  There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the
   Distributor.  The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional
   Information. There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-----------------------------------------------------------------------------
Years Since Beginning of            Contingent Deferred Sales Charge
Month in Which Purchase             on Redemptions in That Year
Order Was Accepted                  (as % of amount subject to charge)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
0-1                                 5.0%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
1-2                                 4.0%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
2-3                                 3.0%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
3-4                                 3.0%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
4-5                                 2.0%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
5-6                                 1.0%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
More than 6                         None
-----------------------------------------------------------------------------

In the table, a "year" is a 12-month period.  In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares.  Class B shares automatically convert to Class A shares 72 months after you purchase them.  This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to
Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed.  When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares.  For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of
Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class
C shares.

How Can You Buy Class N Shares? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of
$500,000 or more or 100 or more eligible participants.  See "Availability of
Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

      A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all
      Oppenheimer funds are terminated as an investment option of the plan and
      Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
      Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan.  Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES?  Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose.  They may include insurance companies, registered investment companies and employee benefit plans. Individual investors cannot buy Class Y shares directly.

     An institutional investor that buys Class Y shares for its customers'
accounts may impose charges on those accounts.  The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer
Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares.  Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares.  The
Fund has adopted Distribution and Service Plans for Class B, Class C and Class
N shares to pay the Distributor for its services and costs in distributing
Class B, Class C and Class N shares and servicing accounts.  Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on
Class B and Class C shares and 0.25% on Class N shares.  The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class
N plans.

      The asset-based sales charge and service fees increase Class B and Class
C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the
Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares.  The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.  The Distributor retains the service fees for accounts for which it renders the required personal services.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.  See the Statement of Additional
Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.0% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares. See the Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
o     transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
o     have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the
      Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677.  The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer.
After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the
Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK.  PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone.  PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the PhoneLink number, 1.800.225.5677.

Purchasing Shares.  You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677.  You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares.  With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares.  You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your
   AccountLink bank account.  Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX?  You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE.  You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com.   Additionally, shareholders listed in the account
registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer
Agent at 1.800.225.5677.  At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS.  The Fund has several plans that enable you to sell shares automatically or exchange them to another
OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE.  If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge.  This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class
B shares on which you paid a contingent deferred sales charge when you redeemed them.  This privilege does not apply to Class C, Class N or Class Y shares.  You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:

Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
   SIMPLE IRAs and rollover IRAs.
SEP-IRAs.  These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans.   These are tax-deferred plans for employees of
   eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans.  These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

      You can sell (redeem) some or all of your shares on any regular business day.  Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.  The
Fund lets you sell your shares by writing a letter or by telephone.  You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at
1.800.225.5677, for assistance.

      The  Fund  assesses  a 2% fee on the  proceeds  of Fund  shares  that  are redeemed  (either by selling or exchanging to another  Oppenheimer  fund) within
30 days of  their  purchase.  The  redemption  fee is paid to the  Fund,  and is intended to offset the trading costs,  market impact and other costs  associated with  short-term  money  movements in and out of the Fund. The redemption fee is imposed to the extent  that Fund  shares  redeemed  exceed Fund shares that have been held more than 30 days.  For shares of the Fund  acquired by exchange,  the holding period prior to the exchange is not  considered in  determining  whether to apply the redemption fee.

      The redemption fee is not imposed on shares:
o     held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, Section
      403(b)(7) custodial plan accounts, or plans administered as college savings programs under Section 529 of the Internal Revenue Code,
o     redeemed under automatic withdrawal plans or pursuant to automatic re-balancing in OppenheimerFunds Portfolio Builder accounts,
o     redeemed due to death or disability of the shareholder, or
o     redeemed from accounts for which the dealer, broker or financial institution of record has entered into an agreement with the Distributor for this purpose.

Certain Requests Require a Signature Guarantee.  To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   You wish to redeem more than $100,000 and receive a check
o     The redemption check is not payable to all shareholders listed on the account statement
   The redemption check is not sent to the address of record on your account statement
   Shares are being transferred to a Fund account with a different owner or name
   Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed?  The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
   a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
   a U.S. registered dealer or broker in securities, municipal securities or government securities, or
   a U.S. national securities exchange, a registered securities association or a clearing agency.

   If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts.  There are special procedures to sell shares in an
   OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

HOW DO YOU SELL SHARES BY MAIL?  Write a letter of instruction that includes:
o     Your name
o     The Fund's name
o     Your Fund account number (from your account statement)
o     The dollar amount or number of shares to be redeemed
o     Any special payment instructions
o     Any share certificates for the shares you are selling
o     The signatures of all registered owners exactly as the account is registered, and
o     Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for requests by mail: Send courier or express mail requests to:
OppenheimerFunds Services                       OppenheimerFunds Services
P.O. Box 5270                                   10200 E. Girard Avenue,
Building D
Denver, Colorado 80217                    Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE?  You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days.  You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.

      o To redeem shares through a service representative or automatically on
         PhoneLink, call 1.800.225.5677.

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone Redemptions Paid by Check.  Up to $100,000 may be redeemed by telephone in any seven-day period.  The check must be payable to all owners of record of the shares and must be sent to the address on the account statement.  This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink.  Normally the ACH transfer to your bank is initiated on the business day after the redemption.  You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers.  Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS.  If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request).

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value.  A contingent deferred sales charge is not imposed on:
   the amount of your account value represented by an increase in net asset value over the initial purchase price,
   shares purchased by the reinvestment of dividends or capital gains distributions, or
   shares redeemed in the special circumstances described in Appendix C to the
      Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
    shares acquired by reinvestment of dividends and capital gains distributions,
    shares held for the holding period that applies to the class, and shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds.  However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.  Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
o     Shares of the fund selected for exchange must be available for sale in your state of residence.
      o  The prospectuses of both funds must offer the exchange privilege.
o     You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
o     You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
o     Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in  the other Oppenheimer funds.  For example, you can exchange Class A shares of this Fund only for Class A shares of another fund.  In some cases, sales charges may be imposed on exchange transactions.
For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the
Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677.  That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS?  Exchanges may be requested in writing or by telephone:

Written Exchange Requests.  Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account.  Send it to the Transfer Agent at the address on the back cover.  Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests.  Telephone exchange requests may be made either by calling a service representative, or by using PhoneLink for automated exchanges by calling 1.800.225.5677. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.
Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES?  There are certain exchange policies you should be aware of:
o     Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The
      New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.  However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by the same day exchange.
    o The  interests  of the Fund's  long-term  shareholders  and its ability to manage  its  investments  may be  adversely  affected  when its shares are
      repeatedly   bought   and   sold  in   response   to   short-term   market
      fluctuations--also  known as "market  timing."  When large dollar  amounts
      are  involved,  the  Fund  may  have  difficulty   implementing  long-term
      investment  strategies,  because it cannot  predict  how much cash it will have to invest.  Market  timing also may force the Fund to sell  portfolio securities  at  disadvantageous  times to raise  the cash  needed to buy a
      market   timer's   Fund  shares.   These   factors  may  hurt  the  Fund's
      performance  and its  shareholders.  When the  Manager  believes  frequent trading  would have a  disruptive  effect on the Fund's  ability to manage its  investments,  the Manager and the Fund may reject purchase orders and exchanges  into the Fund by any person,  group or account that the Manager believes to be a market timer.
o     The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
o     If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.
o     The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase.  Further details are set forth following the first paragraph under "How to Sell Shares" on
         page o   23.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

A $12 annual fee is assessed on any account valued at less than $500.  The fee is automatically deducted from accounts annually on or about the second to last business day of September.  See the Statement of Additional
   Information, or visit the OppenheimerFunds website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.
   If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.  From time to time, the
   Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares.  The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and
   Exchange Commission, payment may be delayed or suspended.  For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared.  That delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or
   Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677.  You may also notify the Transfer Agent in writing.  Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis and to pay them to shareholders in December on a date selected by the Board of Trustees.
Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends on Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y.  The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS?  When you open your account, specify on your application how you want to receive your dividends and distributions.  You have four options:
Reinvest All Distributions in the Fund.  You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains.  You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
   AccountLink.
Receive All Distributions in Cash.  You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account.  You can
   reinvest all distributions in the same class of shares of another
   OppenheimerFunds account you have established.

TAXES.  If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income.  Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect under the Internal Revenue
Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Distribution."  If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions.  Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares.  A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.  Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur.  In certain cases, distributions made by the
   Fund may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS  A        YEAR ENDED SEPTEMBER 30,                    2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                    $ 17.96         $ 30.02        $ 23.37       $ 16.03       $ 19.36
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.03)            .08            .11           .41           .29
 Net realized and unrealized gain (loss)                   (2.83)         (11.28)          8.19          9.64         (1.90)
                                                         --------------------------------------------------------------------
 Total from investment operations                          (2.86)         (11.20)          8.30         10.05         (1.61)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.02)           (.05)          (.33)         (.15)         (.63)
 Dividends in excess of net investment income                 --              --             --            --          (.02)
 Distributions from net realized gain                       (.02)           (.81)         (1.32)        (2.56)        (1.07)
                                                         --------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.04)           (.86)         (1.65)        (2.71)        (1.72)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 15.06         $ 17.96        $ 30.02       $ 23.37       $ 16.03
                                                         ====================================================================

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                      (16.01)%        (38.30)%        36.54%        70.06%        (8.77)%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)             $  865,444      $1,061,527     $1,566,609      $482,481      $212,765
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $1,209,791      $1,444,832     $1,159,085      $309,772      $216,009
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                              (0.17)%          0.38%          0.72%         2.51%         1.62%
 Expenses                                                   1.40%           1.22%          1.20%         1.33%         1.36%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      39%             53%            48%           98%          117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

CLASS  B        YEAR ENDED SEPTEMBER 30,                    2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                    $ 17.60         $ 29.59        $ 23.15       $ 15.95       $ 19.27
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.20)           (.08)          (.02)          .29           .23
 Net realized and unrealized gain (loss)                   (2.72)         (11.10)          8.02          9.55         (1.96)
                                                         --------------------------------------------------------------------
 Total from investment operations                          (2.92)         (11.18)          8.00          9.84         (1.73)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --              --           (.24)         (.08)         (.51)
 Dividends in excess of net investment income                 --              --             --            --          (.01)
 Distributions from net realized gain                       (.02)           (.81)         (1.32)        (2.56)        (1.07)
                                                         --------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.02)           (.81)         (1.56)        (2.64)        (1.59)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 14.66         $ 17.60        $ 29.59       $ 23.15       $ 15.95
                                                         ====================================================================

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                      (16.63)%        (38.74)%        35.48%        68.80%        (9.42)%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)               $522,255        $674,707     $1,013,614      $235,032       $81,866
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $747,894        $922,355     $  711,304      $134,974       $63,012
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                              (0.92)%         (0.37)%        (0.05)%        1.76%         1.42%
 Expenses                                                   2.16%           1.97%          1.97%         2.08%         2.11%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      39%             53%            48%           98%          117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS  C        YEAR ENDED SEPTEMBER 30,                    2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                    $ 17.61         $ 29.61        $ 23.15       $ 15.95       $ 19.26
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.19)           (.09)          (.07)          .29           .17
 Net realized and unrealized gain (loss)                   (2.73)         (11.10)          8.07          9.55         (1.91)
                                                         --------------------------------------------------------------------
 Total from investment operations                          (2.92)         (11.19)          8.00          9.84         (1.74)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --              --           (.22)         (.08)         (.48)
 Dividends in excess of net investment income                 --              --             --            --          (.02)
 Distributions from net realized gain                       (.02)           (.81)         (1.32)        (2.56)        (1.07)
                                                         --------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.02)           (.81)         (1.54)        (2.64)        (1.57)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 14.67         $ 17.61        $ 29.61       $ 23.15       $ 15.95
                                                         ====================================================================

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                      (16.62)%        (38.75)%        35.49%        68.79%        (9.43)%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)               $253,560        $318,082       $494,774      $157,362       $70,822
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $356,480        $446,283       $377,158      $104,560       $65,502
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                              (0.90)%         (0.36)%        (0.05)%        1.76%         0.86%
 Expenses                                                   2.13%           1.97%          1.98%         2.08%         2.12%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      39%             53%            48%           98%          117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

CLASS  N        YEAR ENDED SEPTEMBER 30,                       2002   2001(1)
------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                       $ 17.94   $ 25.19
------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                           (.06)     (.06)
 Net realized and unrealized loss                             (2.81)    (7.19)
                                                            ------------------
 Total from investment operations                             (2.87)    (7.25)
------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                          (.09)       --
 Dividends in excess of net investment income                    --        --
 Distributions from net realized gain                          (.02)       --
                                                            ------------------
 Total dividends and/or distributions
 to shareholders                                               (.11)       --
------------------------------------------------------------------------------
 Net asset value, end of period                              $14.96    $17.94
                                                            ==================

------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         (16.19)%  (28.78)%

------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                   $10,490    $1,704
------------------------------------------------------------------------------
 Average net assets (in thousands)                          $ 8,179    $  407
------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                          (1.33)%   (2.44)%
 Expenses                                                      1.61%     1.58%
------------------------------------------------------------------------------
 Portfolio turnover rate                                         39%       53%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS  Y        YEAR ENDED SEPTEMBER 30,                       2002   2001(1)
------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                       $ 17.99    $28.40
------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   .09      (.05)
 Net realized and unrealized loss                             (2.85)   (10.36)
                                                            ------------------
 Total from investment operations                             (2.76)   (10.41)
------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                          (.12)       --
 Dividends in excess of net investment income                    --        --
 Distributions from net realized gain                          (.02)       --
                                                            ------------------
 Total dividends and/or distributions
 to shareholders                                               (.14)       --
------------------------------------------------------------------------------
 Net asset value, end of period                              $15.09    $17.99
                                                            ==================

------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         (15.58)%  (36.66)%

------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                    $4,144    $4,215
------------------------------------------------------------------------------
 Average net assets (in thousands)                           $5,231    $1,240
------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                                  0.34%    (1.52)%
 Expenses                                                      0.88%     1.08%
 Expenses, net of voluntary waiver of transfer agent fees
 and/or reduction to custodian expenses                        0.88%     1.06%
------------------------------------------------------------------------------
 Portfolio turnover rate                                         39%       53%

1. For the period from February 1, 2001 (inception of offering) to September 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

INFORMATION AND SERVICES

For More Information on Oppenheimer Global Growth & Income Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
----------------------------- Call OppenheimerFunds Services toll-free:

By Telephone:                 -----------------------------------------------
                              1.800.CALL.OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
----------------------------- Write to:

By Mail:                      -----------------------------------------------
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
----------------------------- You can send us a request by e-mail or read or down-load documents on the OppenheimerFunds
                              website:
On the Internet:

                              -----------------------------------------------
                              www.oppenheimerfunds.com
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the
Fund are available on the EDGAR database on the SEC's Internet website at
www.sec.gov.  Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:    [logo]     OppenheimerFunds, Inc.
Distributor, Inc.
The Fund's SEC File No. 811-1810
PR0330.001.1102
Printed on recycled paper

                           Appendix to Prospectus of
                    Oppenheimer Global Growth & Income Fund

      Graphic material included in the Prospectus of Oppenheimer Global Growth
& Income (the "Fund") under the heading: "Annual Total Return (Class A) (% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the
Fund for each of the ten most recent calendar years, without deducting sales charges. Set forth below is the relevant data point that will appear on the bar chart:

-----------------------------------------------------------------------------------
Year Ended                                Annual Total Return
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
12/31/92                                  -6.18%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
12/31/93                                  39.49%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
12/31/94                                  -4.70%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
12/31/95                                  17.37%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
12/31/96                                  15.32%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
12/31/97                                  28.25%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
12/31/98                                  12.83%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
12/31/99                                  86.57%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
12/31/00                                  -4.22%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
12/31/01                                  -16.32%
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------
Oppenheimer Global Growth & Income Fund
------------------------------------------------------------------------------

6803 South Tucson Way, Centennial, CO 80112
1.800.225.5677

Statement of Additional Information dated November 22, 2002

      This  Statement of  Additional  Information  is not a  Prospectus.  This
document  contains  additional  information  about  the Fund  and  supplements information  in the  Prospectus  dated  November 22,  2002.  It should be read together with the Prospectus.  You can obtain the Prospectus by writing to the
Fund's Transfer Agent,  OppenheimerFunds  Services,  at P.O. Box 5270, Denver,
Colorado  80217,  or by calling the  Transfer  Agent at the  toll-free  number shown above, or by downloading it from the OppenheimerFunds  Internet web site at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.. 2

About Your Account

Financial Information About the Fund

------------------------------------------------------------------------------

A B O U T   T H E   F U N D
------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The  investment  objective,  the principal  investment  policies and the main risks of the Fund are  described  in the  Prospectus.  This  Statement of
Additional Information contains supplemental  information about those policies and risks and the types of  securities  that the  Fund's  investment  Manager,
OppenheimerFunds,  Inc. (the  "Manager")  can select for the Fund.  Additional information  is also provided  about the  strategies  that the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting  portfolio securities  will vary over time.  The Fund is not  required  to use all of the investment  techniques and strategies  described below at all times in seeking
its  goal.  It  may  use  some  of  the  special  investment   techniques  and
strategies at some times or not at all.

      In selecting securities for the Fund's portfolio,  the Manager evaluates the merits of particular equity and fixed-income  securities primarily through the exercise of its own investment analysis.  That process may include,  among other things, evaluation of the issuer's historical operations,  prospects for the industry of which the issuer is part,  the issuer's  financial  condition, its pending product developments and business (and those of competitors),  the effect of general  market and economic  conditions  on the issuer's  business, and legislative proposals that might affect the issuer.

Growth  Companies.  The Fund may invest in securities  of "growth"  companies.
Growth  companies are those  companies that the Manager  believes are entering into a growth cycle in their business,  with the expectation  that their stock will  increase in value.  They may be  established  companies as well as newer companies in the  development  stage.  Growth  companies may have a variety of characteristics that in the Manager's view define them as "growth" issuers.

      They may be  generating  or applying new  technologies,  new or improved distribution  techniques  or new  services.  They may own or  develop  natural resources.  They may be  companies  that can benefit  from  changing  consumer demands or lifestyles,  or companies that have projected earnings in excess of the average for their sector or industry.  In each case,  they have  prospects that the Manager  believes  are  favorable  for the long term.  The  portfolio
manager  of  the  Fund  looks  for  growth  companies  with  strong,   capable
management  sound  financial  and  accounting  policies,   successful  product
development and marketing and other factors.

      |X| Investments in Equity  Securities.  The Fund focuses its investments in equity  securities of both foreign and U.S.  companies.  Equity  securities include common stocks,  preferred stocks, rights and warrants,  and securities convertible  into common stock.  The Fund's  investments can include stocks of companies  in any market  capitalization  range,  if the Manager  believes the
investment   is   consistent   with  the  Fund's   objective,   including  the
preservation  of  principal.  Certain  equity  securities  may be selected not only for  their  appreciation  possibilities  but  because  they  may  provide dividend income.

      Small-cap growth companies may offer greater  opportunities  for capital appreciation  than securities of large, more established  companies.  However, these  securities  also  involve  greater  risks  than  securities  of  larger companies.  Securities  of small  capitalization  issuers  may be  subject  to greater price  volatility in general than  securities of large-cap and mid-cap companies.  Therefore,  to the degree that the Fund has investments in smaller capitalization  companies  at times of market  volatility,  the  Fund's  share price may fluctuate more.  Those  investments may be limited to the extent the
Manager believes that such investments  would be inconsistent with the goal of preservation  of principal.  As noted below,  the Fund limits  investments  in unseasoned small cap issuers.

            |_| Convertible  Securities.  The value of a convertible  security is a function of its  "investment  value" and its  "conversion  value." If the investment  value exceeds the conversion  value, the security will behave more like a debt  security  and the  security's  price will  likely  increase  when interest  rates fall and decrease when interest  rates rise. If the conversion value  exceeds the  investment  value,  the security  will behave more like an equity  security.  In that case,  it will  likely  sell at a premium  over its conversion value and its price will tend to fluctuate  directly with the price of the underlying security.

      While some convertible  securities are a form of debt security,  in many cases their conversion  feature (allowing  conversion into equity  securities)
causes them to be regarded by the Manager more as "equity  equivalents."  As a result,  the rating  assigned to the security has less impact on the Manager's investment  decision  than in the case of  non-convertible  debt fixed  income securities.

      To  determine  whether  convertible  securities  should be  regarded  as
"equity equivalents," the Manager examines the following factors:
(1)   whether, at the option of the investor,  the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether  the  issuer of the  convertible  securities  has  restated  its
      earnings   per  share  of  common  stock  on  a  fully   diluted   basis
      (considering  the effect of conversion of the  convertible  securities),
      and
(3)   the extent to which the convertible  security may be a defensive "equity substitute,"  providing the ability to participate  in any  appreciation in the price of the issuer's common stock.

            |_|  Rights  and  Warrants.  The Fund may  invest up to 10% of its total  assets in  warrants  or rights.  That limit does not apply to  warrants and rights the Fund has  acquired as part of units of  securities  or that are attached  to other  securities  that the Fund  buys.  The Fund does not expect that its investments in warrants and rights will exceed 5% of its net assets.

      Warrants   basically  are  options  to  purchase  equity  securities  at specific  prices  valid for a  specific  period of time.  Their  prices do not necessarily move parallel to the prices of the underlying  securities.  Rights are  similar  to  warrants,  but  normally  have  a  short  duration  and  are distributed  directly by the issuer to its  shareholders.  Rights and warrants have no voting  rights,  receive no dividends  and have no rights with respect to the assets of the issuer.

      |X|  Foreign   Securities.   The  Fund   expects  to  have   substantial
investments in foreign  securities.  These include equity securities issued by foreign  companies  and  debt  securities  issued  or  guaranteed  by  foreign
companies  or  governments,   including  supra-national   entities.   "Foreign
securities"  include equity and debt  securities of companies  organized under the laws of countries other than the United States and debt securities  issued or  guaranteed  by  governments  other than the U.S.  government or by foreign
supra-national   entities.   They  also   include   securities   of  companies
(including  those that are located in the U.S. or  organized  under U.S.  law)
that derive a  significant  portion of their  revenue or profits  from foreign businesses,  investments or sales, or that have a significant portion of their assets abroad.  They may be traded on foreign  securities  exchanges or in the foreign over-the-counter markets.

      Securities  of  foreign   issuers  that  are   represented  by  American
Depository  Receipts  or that are  listed  on a U.S.  securities  exchange  or traded  in the  U.S.  over-the-counter  markets  are not  considered  "foreign securities"  for the  purpose of the Fund's  investment  allocations,  because they  are not  subject  to  many  of the  special  considerations  and  risks, discussed below, that apply to foreign securities traded and held abroad.

      Because  the  Fund  may  purchase  securities   denominated  in  foreign
currencies,  a change in the value of such foreign  currency  against the U.S.
dollar will result in a change in the amount of income the Fund has  available for  distribution.  Because a portion of the Fund's  investment  income may be received  in foreign  currencies,  the Fund will be  required  to compute  its income in U.S.  dollars for  distribution to  shareholders,  and therefore the
Fund  will  absorb  the  cost of  currency  fluctuations.  After  the Fund has distributed  income,  subsequent  foreign  currency  losses  may result in the
Fund's having  distributed more income in a particular  fiscal period than was available from  investment  income,  which could result in a return of capital to shareholders.

      Investing in foreign  securities offers potential benefits not available from  investing  solely in  securities of domestic  issuers.  They include the opportunity  to  invest  in  foreign  issuers  that  appear  to  offer  growth potential,  or in foreign  countries with economic policies or business cycles different  from  those of the U.S.,  or to reduce  fluctuations  in  portfolio value by taking  advantage  of  foreign  stock  markets  that do not move in a manner parallel to U.S.  markets.  The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

            |_| Foreign  Debt  Obligations.  The debt  obligations  of foreign governments  and  entities  may or may not be  supported by the full faith and credit  of the  foreign  government.  The Fund may buy  securities  issued  by certain  "supra-national"  entities,  which  include  entities  designated  or supported by governments to promote  economic  reconstruction  or development, international banking organizations and related government agencies.  Examples are the  International  Bank  for  Reconstruction  and  Development  (commonly called the "World Bank"),  the Asian  Development bank and the  Inter-American
Development Bank.

      The   governmental   members  of  these   supranational   entities   are
"stockholders" that typically make capital  contributions and may be committed to make additional capital  contributions if the entity is unable to repay its borrowings.  A supra-national  entity's lending activities may be limited to a percentage  of its total  capital,  reserves  and net income.  There can be no assurance that the constituent  foreign  governments  will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fund can  invest in U.S.  dollar-denominated  "Brady  Bonds."  These foreign  debt  obligations  may  be  fixed-rate  par  bonds  or  floating-rate discount bonds.  They are generally  collateralized in full as to repayment of principal at maturity by U.S.  Treasury zero coupon  obligations that have the same  maturity as the Brady  Bonds.  Brady Bonds can be viewed as having three or four valuation  components:  (i) the collateralized  repayment of principal at final  maturity;  (ii) the  collateralized  interest  payments;  (iii)  the uncollateralized  interest payments;  and (iv) any uncollateralized  repayment of principal at maturity.  Those  uncollateralized  amounts constitute what is called the "residual risk."

      If there  is a  default  on  collateralized  Brady  Bonds  resulting  in acceleration  of the payment  obligations of the issuer,  the zero coupon U.S.
Treasury  securities  held as collateral for the payment of principal will not be distributed to investors,  nor will those obligations be sold to distribute the  proceeds.  The  collateral  will be held by the  collateral  agent to the scheduled  maturity of the defaulted  Brady Bonds.  The  defaulted  bonds will continue to remain  outstanding,  and the face amount of the  collateral  will equal  the  principal  payments  which  would  have then been due on the Brady
Bonds in the normal  course.  Because of the residual  risk of Brady Bonds and the history of defaults  with respect to  commercial  bank loans by public and private entities of countries issuing Brady Bonds,  Brady Bonds are considered speculative investments.

            |_|  Risks  of   Foreign   Investing.   Investments   in   foreign
securities  may offer  special  opportunities  for  investing but also present special  additional  risks and  considerations  not typically  associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign  investments  due to changes in currency
         rates  or  currency  control   regulations  (for  example,   currency
         blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards in foreign  countries  comparable  to those  applicable  to  domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
         U.S.;
o     less  governmental  regulation of foreign  issuers,  stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
         taxation,  political,  financial  or social  instability  or  adverse diplomatic developments; and
o     unfavorable   differences   between   the  U.S.   economy   and  foreign
         economies.

            In the past, U.S.  Government  policies have  discouraged  certain investments abroad by U.S. investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

            |_| Special  Risks of Emerging  Markets.  Emerging and  developing markets abroad may also offer special  opportunities  for growth investing but have  greater  risks than more  developed  foreign  markets,  such as those in
Europe,  Canada,  Australia,  New  Zealand  and Japan.  There may be even less liquidity in their securities markets,  and settlements of purchases and sales of  securities  may be  subject  to  additional  delays.  They are  subject to greater  risks of  limitations  on the  repatriation  of  income  and  profits
because  of  currency   restrictions  imposed  by  local  governments.   Those
countries  may also be subject to the risk of greater  political  and economic instability,  which can greatly  affect the volatility of prices of securities in those  countries.  The Manager will consider these factors when  evaluating securities in these markets,  because the selection of those  securities  must be consistent with the Fund's goal of preservation of principal.

      The  Fund  intends  to  invest  less  than  5% of its  total  assets  in securities of issuers of Eastern  European  countries.  The social,  political and economic  reforms in most Eastern  European  countries  are still in their early stages,  and there can be no assurance that these reforms will continue.
Eastern  European  countries  in many  cases  do not have a  sophisticated  or well-established  capital  market  structure  for  the  sale  and  trading  of
securities.   Participation  in  the  investment  markets  in  some  of  those countries  may be available  initially or solely  through  investment in joint ventures, state enterprises,  private placements, unlisted securities or other similar illiquid investment vehicles.

      In  addition,  although  investment  opportunities  may exist in Eastern
European  countries,   any  change  in  the  leadership  or  policies  of  the
governments  of those  countries,  or changes in the leadership or policies of any other  government  that  exercises  a  significant  influence  over  those countries,  may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. As a result investment  opportunities which may currently exist may be threatened.

      The prior authoritarian  governments of a number of the Eastern European
countries   previously   expropriated  large  amounts  of  real  and  personal
property,  which may include  property which will be represented by or held by entities  issuing  the  securities  the Fund might wish to  purchase.  In many cases, the claims of the prior property owners against those  governments were
never  finally   settled.   There  can  be  no  assurance  that  any  property
represented by or held by entities  issuing  securities  purchased by the Fund
will  not  also  be  expropriated,   nationalized,  or  confiscated.  If  that
property were  confiscated,  the Fund could lose a substantial  portion of its
investments  in  such  countries.   The  Fund's   investments  could  also  be
adversely  affected by exchange  control  regulations  imposed in any of those countries.

         |X| Debt  Securities.  The Fund can invest in a variety  of  domestic and foreign debt  securities for current  income.  Foreign debt securities are subject  to the risks of  foreign  securities  described  above.  In  general,
domestic  and  foreign  fixed-income   securities  are  also  subject  to  two
additional types of risk: credit risk and interest rate risk.

            |_|   Credit  Risk.  Credit  risk  relates  to the  ability of the issuer to meet  interest or principal  payments or both as they become due. In general,  lower-grade,  higher-yield  bonds are  subject  to credit  risk to a greater extent than lower-yield, higher-quality bonds.

            The Fund's  debt  investments  can  include  investment-grade  and
non-investment-grade   bonds   (commonly   referred   to  as  "junk   bonds").
Investment-grade  bonds are bonds  rated at least  "Baa" by Moody's  Investors
Service,  Inc., at least "BBB" by Standard & Poor's Ratings Services or Duff &
Phelps,  Inc., or have  comparable  ratings by another  nationally  recognized statistical rating organization.

            In making investments in debt securities,  the Manager may rely to some  extent on the  ratings  of ratings  organizations  or it may use its own research to evaluate a security's  credit-worthiness.  If the  securities  are unrated,  to be  considered  part of the Fund's  holdings of  investment-grade securities,  they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

            |_|  Interest  Rate  Risk.   Interest  rate  risk  refers  to  the
fluctuations  in value of fixed-income  securities  resulting from the inverse relationship  between  price and yield.  For  example,  an increase in general interest  rates  will  tend to  reduce  the  market  value  of  already-issued fixed-income  investments,  and a decline in general  interest rates will tend to increase their value. In addition,  debt securities with longer maturities, which  tend  to  have  higher  yields,  are  subject  to  potentially  greater fluctuations  in value from changes in interest  rates than  obligations  with shorter maturities.

         Fluctuations  in the market value of  fixed-income  securities  after the Fund buys them will not affect the interest  payable on those  securities, nor the cash  income from them.  However,  those  price  fluctuations  will be reflected in the  valuations of the  securities,  and therefore the Fund's net asset values will be affected by those fluctuations.

            |_| U.S.  Government  Securities.  These are securities  issued or guaranteed  by the U.S.  Treasury or other  government  agencies or  corporate
entities  referred  to  as   "instrumentalities."   The  obligations  of  U.S.
government agencies or  instrumentalities  in which the Fund may invest may or may not be  guaranteed  or  supported  by the "full  faith and  credit" of the
United States.  "Full faith and credit" means  generally that the taxing power of the U.S.  government is pledged to the payment of interest and repayment of principal  on a  security.  If a security  is not backed by the full faith and credit of the United States,  the owner of the security must look  principally to the agency issuing the  obligation  for repayment.  The owner might be able to  assert  a claim  against  the  United  States  if the  issuing  agency  or instrumentality  does  not meet  its  commitment.  The  Fund  will  invest  in securities  of U.S.  government  agencies  and  instrumentalities  only if the
Manager   is   satisfied   that  the   credit   risk  with   respect  to  such
instrumentality is minimal.

            |_|   U.S.  Treasury  Obligations.  These include  Treasury  bills
(maturities of one year or less when issued),  Treasury  notes  (maturities of from one to ten  years),  and  Treasury  bonds  (maturities  of more  than ten years).  Treasury  securities  are  backed by the full faith and credit of the
United States as to timely  payments of interest and  repayments of principal.
They also can include U. S. Treasury  securities  that have been "stripped" by a Federal Reserve Bank,  zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

            |_|   Obligations   Issued  or  Guaranteed   by  U.S.   Government
Agencies or  Instrumentalities.  These include direct obligations and mortgage related  securities  that have  different  levels of credit  support  from the government.  Some are  supported  by the full  faith  and  credit  of the U.S.
government,  such as Government  National  Mortgage  Association  pass-through mortgage  certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S.  Treasury  under certain  circumstances, such as Federal National Mortgage  Association  bonds ("Fannie Maes").  Others are  supported  only by the credit of the entity  that  issued  them,  such as
Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

            |_|   Mortgage-Related U.S. Government  Securities.  These include interests in pools of  residential  or  commercial  mortgages,  in the form of
collateralized   mortgage   obligations   ("CMOs")  and  other  "pass-through"
mortgage securities.  CMOs that are U.S. government securities have collateral to secure payment of interest and  principal.  They may be issued in different series with different interest rates and maturities.  The collateral is either in the form of mortgage  pass-through  certificates  issued or guaranteed by a
U.S. agency or instrumentality or mortgage loans insured by a U.S.  government agency.  The Fund can have  significant  amounts  of its  assets  invested  in mortgage related U.S. government securities.

      The prices and yields of CMOs are  determined,  in part, by  assumptions about the cash flows from the rate of  payments of the  underlying  mortgages.
Changes in interest rates may cause the rate of expected  prepayments of those mortgages to change.  In general,  prepayments  increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages  underlying a CMO occur faster than expected when  interest  rates  fall,  the  market  value  and yield of the CMO will be reduced.  Additionally,  the Fund may have to reinvest the prepayment proceeds in other  securities  paying  interest at lower rates,  which could reduce the
Fund's yield.

      When interest rates rise rapidly,  if prepayments occur more slowly than expected,  a short-  or  medium-term  CMO can in  effect  become  a  long-term security,  subject to greater  fluctuations in value. These are the prepayment risks  described  above and can make the  prices of CMOs  very  volatile  when interest  rates change.  The prices of  longer-term  debt  securities  tend to fluctuate more than those of  shorter-term  debt  securities.  That volatility will affect the Fund's share prices.

            |_|  Special  Risks  of  Lower-Grade  Securities.  While it is not
anticipated  currently that the Fund will invest a substantial  portion of its assets in  lower-grade  debt  securities,  the Fund can do so to seek  current income.  Because  lower-grade  securities  tend to offer  higher  yields  than investment grade securities,  the Fund may invest in lower-grade securities if the  Manager  is  trying  to  achieve  greater  income.  In  some  cases,  the appreciation  possibilities of lower-grade securities may be a reason they are selected for the Fund's  portfolio.  However,  these  investments will be made only when  consistent  with the goal of preservation of principal that is part of the Fund's objective.

      The Fund may invest up to 25% of its total assets in "lower  grade" debt securities but does not intend  currently to invest more than 15% of its total
assets  in  securities  rated  below  "BBB"  or  "Baa."   "Lower-grade"   debt
securities  are those rated below  "investment  grade" which means they have a rating  lower than  "Baa" by Moody's or lower than "BBB" by  Standard & Poor's or Duff & Phelps,  or similar ratings by other rating  organizations.  If they are unrated,  and are determined by the Manager to be of comparable quality to debt securities rated below investment  grade, they are included in limitation on the  percentage  of the Fund's  assets that can be invested in  lower-grade securities.  The Fund can invest in  securities  rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some  of  the  special  credit  risks  of  lower-grade   securities  are
discussed  below.  There is a greater  risk that the issuer may default on its obligation  to  pay  interest  or to  repay  principal  than  in the  case  of investment grade securities.  The issuer's low  creditworthiness  may increase the potential  for its  insolvency.  An overall  decline in values in the high yield bond  market is also more likely  during a period of a general  economic downturn.  An  economic  downturn  or an  increase  in  interest  rates  could severely  disrupt the market for high yield  bonds,  adversely  affecting  the values of outstanding  bonds as well as the ability of issuers to pay interest or repay principal.  In the case of foreign high yield bonds,  these risks are in  addition  to the  special  risk  of  foreign  investing  discussed  in the
Prospectus and in this Statement of Additional Information.

      However,  the Fund's limitations on these investments may reduce some of the  risks  to the  Fund,  as will  the  Fund's  policy  of  diversifying  its investments.  Additionally,  to the extent they can be  converted  into stock, convertible  securities  may be  less  subject  to some of  these  risks  than non-convertible  high yield  bonds,  since  stock may be more  liquid and less affected by some of these risk factors.

      While  securities  rated  "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are  investment  grade and are not  regarded  as junk  bonds, those  securities may be subject to special risks,  and have some  speculative characteristics.  A description  of the debt security  ratings  definitions of the  principal  rating  organizations  is  included  in  Appendix  A  to  this
Statement of Additional Information.

      |X|  Portfolio  Turnover.  "Portfolio  turnover"  describes  the rate at which the Fund traded its  portfolio  securities  during its last fiscal year.
For  example,  if a fund  sold all of its  securities  during  the  year,  its portfolio  turnover rate would have been 100%. The Fund's  portfolio  turnover rate  will  fluctuate  from  year to year,  and the Fund may have a  portfolio turnover rate of more than 100% annually.

      Increased  portfolio  turnover  creates higher brokerage and transaction costs for the Fund,  which may reduce its overall  performance.  Additionally, the realization of capital gains from selling portfolio  securities may result in distributions  of taxable  long-term  capital gains to shareholders,  since the Fund will  normally  distribute  all of its capital  gains  realized  each year, to avoid excise taxes under the Internal Revenue Code.

Other  Investment  Techniques and  Strategies.  In seeking its objective,  the
Fund  may  from  time to time  use the  types  of  investment  strategies  and investments  described  below.  It  is  not  required  to  use  all  of  these strategies at all times, and at times may not use them.

      |X| Zero Coupon  Securities.  The Fund may buy  zero-coupon  and delayed interest securities,  and "stripped" securities.  Stripped securities are debt securities  whose  interest  coupons are separated  from the security and sold separately.  The  Fund can buy  different  types of  zero-coupon  or  stripped securities,  including,  among others,  U.S. Treasury notes or bonds that have been stripped of their interest  coupons,  U.S.  Treasury bills issued without
interest  coupons,  and  certificates   representing   interests  in  stripped
securities.

      Zero-coupon  securities do not make periodic  interest  payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return  determined  by the  gradual  appreciation  of the  security,  which is redeemed at face value on a specified  maturity  date.  This discount  depends on the time remaining  until maturity,  as well as prevailing  interest rates, the  liquidity of the security  and the credit  quality of the issuer.  In the absence of threats to the issuer's  credit  quality,  the  discount  typically decreases as the maturity date  approaches.  Some  zero-coupon  securities are convertible,  in that they are  zero-coupon  securities  until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because   zero-coupon   securities   pay  no   interest   and   compound
semi-annually at the rate fixed at the time of their issuance,  their value is generally more volatile than the value of other debt  securities.  Their value may fall more dramatically than the value of interest-bearing  securities when
interest  rates  rise.  When  prevailing  interest  rates  fall,   zero-coupon
securities  tend to rise more rapidly in value  because they have a fixed rate of return.

      The Fund's  investment in  zero-coupon  securities may cause the Fund to recognize  income and make  distributions  to shareholders  before it receives any cash payments on the zero-coupon  investment.  To generate cash to satisfy
those  distribution  requirements,   the  Fund  may  have  to  sell  portfolio
securities  that it  otherwise  might  have  continued  to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|  Commercial  (Privately-Issued)  Mortgage  Related  Securities.  The
Fund may invest in commercial  mortgage related  securities  issued by private entities.  Generally these are multi-class  debt or pass through  certificates secured by mortgage  loans on commercial  properties.  They are subject to the credit  risk of the issuer.  These  securities  typically  are  structured  to provide  protection to investors in senior classes from possible losses on the underlying  loans.  They do so by having holders of subordinated  classes take the first loss if there are defaults on the  underlying  loans.  They may also be  protected  to some  extent  by  guarantees,  reserve  funds or  additional collateralization mechanisms.

      |X|  "Stripped"  Mortgage  Related  Securities.  The Fund may  invest in stripped mortgage-related  securities that are created by segregating the cash flows from underlying  mortgage loans or mortgage  securities to create two or more  new  securities.  Each  has a  specified  percentage  of the  underlying security's  principal  or interest  payments.  These are a form of  derivative investment.

      Mortgage  securities  may be  partially  stripped  so  that  each  class receives some  interest and some  principal.  However,  they may be completely stripped.  In that case all of the interest is  distributed  to holders of one type of security,  known as an "interest-only"  security, or "I/O," and all of the principal is distributed to holders of another type of security,  known as a  "principal-only"  security or "P/O." Strips can be created for pass through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very  sensitive to principal repayments  (including  prepayments)  on  the  underlying  mortgages.  If  the underlying  mortgages  experience  greater  than  anticipated  prepayments  of principal,  the Fund might not fully recoup its  investment in an I/O based on those  assets.  If  underlying  mortgages  experience  less  than  anticipated prepayments  of  principal,  the yield on the P/Os based on them could decline substantially.  The  market  for  some of  these  securities  may be  limited, making it difficult  for the Fund to dispose of its holdings at an  acceptable price.

      |X| Floating Rate and Variable Rate Obligations.      Variable      rate
demand  obligations  have a demand  feature that allows the Fund to tender the obligation  to the issuer or a third party prior to its  maturity.  The tender may be at par  value  plus  accrued  interest,  according  to the terms of the obligations.

      The  interest  rate on a floating  rate demand note is based on a stated
prevailing  market rate, such as a bank's prime rate, the 91-day U.S. Treasury
Bill rate, or some other  standard,  and is adjusted  automatically  each time such rate is  adjusted.  The interest  rate on a variable  rate demand note is also based on a stated  prevailing  market rate but is adjusted  automatically at specified  intervals of not less than one year.  Generally,  the changes in the interest rate on such  securities  reduce the  fluctuation in their market value.  As interest  rates  decrease or increase,  the  potential  for capital appreciation or  depreciation is less than that for fixed-rate  obligations of the same maturity.  The Manager may determine that an unrated floating rate or variable rate demand  obligation meets the Fund's quality  standards by reason of being  backed  by a letter of  credit  or  guarantee  issued by a bank that meets those quality standards.

      Floating  rate  and  variable  rate  demand  notes  that  have a  stated
maturity  in excess of one year may have  features  that  permit the holder to
recover  the  principal  amount  of  the  underlying   security  at  specified
intervals not  exceeding  one year and upon no more than 30 days' notice.  The issuer  of  that  type of  note  normally  has a  corresponding  right  in its discretion,  after a given period, to prepay the outstanding  principal amount of the note  plus  accrued  interest.  Generally  the  issuer  must  provide a specified number of days' notice to the holder.

      |X|  Investing in Small,  Unseasoned  Companies.  The Fund may invest in securities  of small,  unseasoned  companies.  These are  companies  that have been in operation for less than three years,  including the  operations of any predecessors.  Securities  of these  companies may be subject to volatility in their  prices.  They may have a limited  trading  market,  which may adversely affect  the  Fund's  ability  to  dispose of them and can reduce the price the
Fund might be able to obtain  for them.  Other  investors  that own a security issued by a small,  unseasoned  issuer for which  there is  limited  liquidity might  trade  the  security  when the Fund is  attempting  to  dispose  of its holdings of that  security.  In that case the Fund might receive a lower price for its holdings  than might  otherwise  be obtained.  The Fund may not invest more than 5% of its net assets in those securities.
      |X|  When-Issued  and  Delayed-Delivery   Transactions.   The  Fund  may
invest  in  securities  on a  "when-issued"  basis  and may  purchase  or sell
securities   on  a   "delayed-delivery"   or   "forward   commitment"   basis.
When-issued  and  delayed-delivery  are terms that refer to  securities  whose terms and indenture are  available  and for which a market  exists,  but which are not available for immediate delivery.

      When such  transactions  are  negotiated,  the price (which is generally expressed  in yield  terms)  is fixed  at the  time  the  commitment  is made.
Delivery and payment for the securities  take place at a later date (generally within  45 days of the  date  the  offer  is  accepted).  The  securities  are subject to change in value from market  fluctuations  during the period  until settlement.  The value at delivery  may be less than the purchase  price.  For example,  changes in interest rates in a direction other than that expected by the Manager  before  settlement  will affect the value of such  securities and may  cause  a loss  to the  Fund.  During  the  period  between  purchase  and settlement,  no  payment  is made by the Fund to the  issuer  and no  interest accrues  to the Fund from the  investment.  No income  begins to accrue to the
Fund on a  when-issued  security  until  the Fund  receives  the  security  at settlement of the trade.

      The Fund will  engage in  when-issued  transactions  to secure  what the
Manager  considers  to be an  advantageous  price  and  yield  at the  time of entering  into the  obligation.  When the Fund  enters into a  when-issued  or delayed-delivery  transaction,  it relies on the other party to  complete  the transaction.  Its failure to do so may cause the Fund to lose the  opportunity to obtain  the  security  at a price and yield  the  Manager  considers  to be advantageous.

      When the Fund engages in when-issued and delayed-delivery  transactions, it does so for the purpose of acquiring or selling securities  consistent with its  investment  objective  and  policies  for its  portfolio  or for delivery pursuant to options  contracts it has entered into, and not for the purpose of investment  leverage.  Although the Fund will enter into  delayed-delivery  or when-issued purchase  transactions to acquire securities,  it may dispose of a commitment  prior to  settlement.  If the Fund chooses to dispose of the right to acquire a when-issued  security  prior to its  acquisition or to dispose of its right to delivery or receive against a forward commitment,  it may incur a gain or loss.

      At the  time  the  Fund  makes  the  commitment  to  purchase  or sell a
security  on  a  when-issued  or  delayed   delivery  basis,  it  records  the
transaction  on its books and reflects the value of the security  purchased in determining  the Fund's net asset  value.  In a sale  transaction,  it records the  proceeds  to be  received.  The Fund will  identify  on its books  liquid assets  at  least  equal  in  value  to  the  value  of  the  Fund's  purchase commitments until the Fund pays for the investment.

      When-issued and  delayed-delivery  transactions  can be used by the Fund as a defensive  technique  to hedge  against  anticipated  changes in interest rates and  prices.  For  instance,  in  periods of rising  interest  rates and falling  prices,  the Fund might sell securities in its portfolio on a forward commitment  basis to  attempt to limit its  exposure  to  anticipated  falling prices.  In periods  of falling  interest  rates and rising  prices,  the Fund might sell portfolio  securities  and purchase the same or similar  securities on a when-issued or delayed-delivery  basis to obtain the benefit of currently higher cash yields.

      |X|  Participation  Interests.  The Fund  may  invest  in  participation interests,  subject  to the  Fund's  limitation  on  investments  in  illiquid investments.  A  participation  interest  is an  undivided  interest in a loan made by the issuing  financial  institution in the proportion  that the buyers participation  interest  bears to the total  principal  amount of the loan. No more  than 5% of the  Fund's  net  assets  can be  invested  in  participation interests of the same borrower.  The issuing  financial  institution  may have no obligation to the Fund other than to pay the Fund the proportionate  amount of the principal and interest payments it receives.

      Participation    interests    are   primarily    dependent    upon   the
creditworthiness  of the  borrowing  corporation,  which is  obligated to make payments  of  principal  and  interest  on the  loan.  There is a risk  that a borrower  may have  difficulty  making  payments.  If a borrower  fails to pay scheduled  interest  or  principal  payments,  the  Fund  could  experience  a reduction in its income. The value of that  participation  interest might also decline,  which could affect the net asset value of the Fund's shares.  If the issuing  financial  institution  fails to perform  its  obligations  under the participation  agreement,  the Fund might incur costs and delays in  realizing payment and suffer a loss of principal and/or interest.

      |X| Repurchase  Agreements.  The Fund may acquire  securities subject to repurchase agreements. It may do so
o     for liquidity  purposes to meet anticipated  redemptions of Fund shares, or pending the  investment  of the proceeds  from sales of Fund shares, or
o     pending the settlement of portfolio securities transactions, or
o     for temporary defensive purposes, as described below.

      In a  repurchase  transaction,  the  Fund  buys  a  security  from,  and
simultaneously   resells  it  to,  an  approved  vendor  for  delivery  on  an agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an  agreed-upon  interest  rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include
U.S.  commercial banks, U.S. branches of foreign banks, or broker-dealers that have been  designated as primary dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

      The  majority of these  transactions  run from day to day,  and delivery pursuant  to the  resale  typically  occurs  within  one to  five  days of the purchase.  Repurchase  agreements  having a  maturity  beyond  seven  days are subject to the Fund's limits on holding  illiquid  investments.  The Fund will not enter into a  repurchase  agreement  that  causes more than 10% of its net assets to be subject to repurchase  agreements  having a maturity beyond seven days.  There is no limit on the amount of the  Fund's  net assets  that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase  agreements,  considered "loans" under the Investment Company
Act  of  1940  (the  "Investment  Company  Act")  are  collateralized  by  the underlying  security.  The Fund's  repurchase  agreements  require that at all times  while  the  repurchase  agreement  is  in  effect,  the  value  of  the collateral  must equal or exceed the repurchase  price to fully  collateralize the  repayment  obligation.  However,  if the  vendor  fails to pay the resale price on the  delivery  date,  the Fund may incur  costs in  disposing  of the collateral and may  experience  losses if there is any delay in its ability to do so. The Manager will monitor the vendor's  creditworthiness to confirm that
the  vendor  is   financially   sound  and  will   continuously   monitor  the
collateral's value.

      Pursuant to an  Exemptive  Order issued by the  Securities  and Exchange
Commission,  the Fund,  along with other  affiliated  entities  managed by the
Manager,  may  transfer  uninvested  cash  balances  into  one or  more  joint repurchase  accounts.  These  balances are invested in one or more  repurchase agreements,  secured  by U.S.  government  securities.  Securities  pledged as collateral  for  repurchase  agreements are held by a custodian bank until the agreements mature. Each joint repurchase  arrangement requires that the market value of the  collateral  be  sufficient  to cover  payments of  interest  and principal;  however,  in the  event  of  default  by the  other  party  to the agreement, retention of the collateral may be subject to legal proceedings.

      |X|  Illiquid  and  Restricted   Securities.   Under  the  policies  and
procedures   established  by  the  Fund's  Board  of  Trustees,   the  Manager
determines the liquidity of certain of the Fund's  investments.  To enable the
Fund to sell its holdings of a restricted  security not  registered  under the
Securities  Act of 1933,  the Fund may have to cause  those  securities  to be
registered.   The  expenses  of  registering   restricted  securities  may  be
negotiated  by the  Fund  with  the  issuer  at the  time  the  Fund  buys the securities.  When the Fund must arrange  registration  because the Fund wishes to sell the security,  a  considerable  period may elapse between the time the decision is made to sell the security and the time the security is  registered so that the Fund could sell it. The Fund would bear the risks of any  downward price fluctuation during that period.

      The  Fund  may  also  acquire  restricted   securities  through  private
placements.  Those  securities have  contractual  restrictions on their public resale.  Those  restrictions  might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The  Fund  has  limitations   that  apply  to  purchases  of  restricted
securities,  as stated in the  Prospectus.  Those  percentage  restrictions do not limit  purchases of  restricted  securities  that are eligible for sale to qualified  institutional  purchasers  under Rule 144A of the Securities Act of
1933,  if those  securities  have been  determined to be liquid by the Manager under  Board-approved  guidelines.  Those  guidelines  take into  account  the trading  activity for such securities and the availability of reliable pricing information,  among other factors.  If there is a lack of trading  interest in a particular  Rule 144A security,  the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase  agreements maturing in more than seven  days and  participation  interests  that do not have  puts  exercisable within seven days.

      |X|   Forward   Rolls.   The  Fund  can  enter   into   "forward   roll"
transactions  with  respect to mortgage  related  securities.  In this type of transaction,  the  Fund  sells a  mortgage  related  security  to a buyer  and simultaneously  agrees  to  repurchase  a similar  security  (the same type of security,  and having the same coupon and  maturity)  at a later date at a set price.  The securities that are  repurchased  will have the same interest rate as the  securities  that are sold,  but typically  will be  collateralized  by different pools of mortgages (with  different  prepayment  histories) than the securities  that  have  been  sold.  Proceeds  from the sale are  invested  in short-term instruments,  such as repurchase agreements.  The income from those investments,  plus the fees from the forward roll transaction, are expected to generate  income to the Fund in excess  of the  yield on the  securities  that have been sold.

      The Fund will only  enter  into  "covered"  rolls.  To assure its future payment of the purchase price,  the Fund will identify on its books cash, U.S.
government  securities or other  high-grade debt securities in an amount equal to the payment obligation under the roll.

      These  transactions  have risks.  During the period between the sale and the  repurchase,  the Fund  will  not be  entitled  to  receive  interest  and principal  payments  on the  securities  that have been sold.  It is  possible that the market value of the  securities  the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

      |X|  Loans  of  Portfolio  Securities.   To  raise  cash  for  liquidity
purposes or income,  the Fund can lend its  portfolio  securities  to brokers, dealers  and other  types of  financial  institutions  approved  by the Fund's
Board of  Trustees.  These loans are limited to not more than 25% of the value of the  Fund's net  assets.  The Fund  currently  does not intend to engage in loans of  securities  in the coming  year,  but if it does so, such loans will not likely exceed 5% of the Fund's total assets.

      There are some risks in connection  with  securities  lending.  The Fund might experience a delay in receiving additional  collateral to secure a loan, or a delay in  recovery of the loaned  securities  if the  borrower  defaults.
The  Fund  must  receive  collateral  for a  loan.  Under  current  applicable regulatory  requirements  (which are subject to change),  on each business day the  loan  collateral  must be at  least  equal  to the  value  of the  loaned securities.  It must consist of cash,  bank letters of credit,  or  securities of the U.S.  Government  or its agencies or  instrumentalities,  or other cash equivalents  in which the Fund is permitted  to invest.  To be  acceptable  as collateral,  letters of credit must obligate a bank to pay amounts demanded by the Fund if the  demand  meets  the  terms  of the  letter.  The  terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it  lends  securities,  the  Fund  receives  amounts  equal  to the dividends or interest on loaned  securities.  It also  receives one or more of
(a) negotiated loan fees, (b) interest on securities  used as collateral,  and
(c)  interest  on any  short-term  debt  securities  purchased  with such loan collateral.  Either type of  interest  may be shared  with the  borrower.  The
Fund may also pay reasonable  finder's,  custodian and administrative  fees in connection  with  these  loans.  The  terms  of the  Fund's  loans  must  meet applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days'  notice or in time to vote on any important matter.

      |X|  Borrowing  for  Leverage.  The  Fund  has  the  ability  to  invest borrowed funds in portfolio securities.  This speculative investment technique is known as "leverage."  Under its fundamental  investment  polices,  the Fund may not borrow  money,  except to the extent  permitted  under the  Investment
Company Act, the rules or  regulations  thereunder or any exemption  therefrom that is applicable to the Fund, as such statue,  rules or  regulations  may be
amended  or  interpreted   from  time  to  time.   Under  current   regulatory
requirements,  borrowings can be made only to the extent that the value of the
Fund's assets,  less its  liabilities  other than  borrowings,  is equal to at least  300% of all  borrowings  (including  the  proposed  borrowing).  If the
value  of  the  Fund's   assets  fails  to  meet  this  300%  asset   coverage
requirement,  the Fund will reduce its bank debt within three days to meet the requirement.  To do  so,  the  Fund  might  have  to  sell  a  portion  of its investments at a disadvantageous time.

      The Fund will pay interest on these  loans,  and that  interest  expense will raise the  overall  expenses  of the Fund and reduce its  returns.  If it does borrow,  its expenses will be greater than  comparable  funds that do not borrow  for  leverage.  Additionally,  the  Fund's  net asset  value per share might  fluctuate  more than that of funds that do not borrow.  Currently,  the
Fund does not anticipate that under market  conditions,  its borrowings  would exceed 5% of its net assets.

      |X|  Asset-Backed  Securities.  Asset-backed  securities  are fractional interests  in pools of  assets,  typically  accounts  receivable  or  consumer loans.  They are issued by trusts or  special-purpose  corporations.  They are similar to  mortgage-backed  securities,  described above, and are backed by a pool of assets  that  consist of  obligations  of  individual  borrowers.  The income  from  the pool is  passed  through  to the  holders  of  participation interest  in the pools.  The pools may offer a credit  enhancement,  such as a bank letter of credit, to try to reduce the risks that the underlying  debtors will not pay their  obligations when due.  However,  the enhancement,  if any, might not be for the full par value of the  security.  If the  enhancement  is exhausted and any required  payments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

      The value of an  asset-backed  security  is  affected  by changes in the market's  perception of the asset backing the security,  the  creditworthiness of the servicing  agent for the loan pool, the originator of the loans, or the financial institution  providing any credit enhancement,  and is also affected if any  credit  enhancement  has been  exhausted.  The risks of  investing  in asset-backed  securities are  ultimately  related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed  security, the
Fund would  generally have no recourse to the entity that originated the loans in the event of default by a  borrower.  The  underlying  loans are subject to prepayments,  which may  shorten the  weighted  average  life of  asset-backed securities  and may lower their  return,  in the same manner as in the case of mortgage-backed  securities and CMOs, described above. Unlike  mortgage-backed securities,  asset-backed  securities  typically  do not have the benefit of a security interest in the underlying collateral.

      |X|  Derivatives.  The  Fund  can  invest  in a  variety  of  derivative
investments  to  seek  income  or  for  hedging   purposes.   Some  derivative
investments  the Fund can use are the hedging  instruments  described below in this Statement of Additional Information.  However, the Fund does not use, and does not currently contemplate using,  derivatives or hedging instruments to a significant  degree in the coming year and it is not  obligated to use them in seeking its objective.

      Some of the  derivative  investments  the  Fund  can use  include  "debt
exchangeable   for  common  stock"  of  an  issuer  or   "equity-linked   debt
securities"  of an issuer.  At maturity,  the debt  security is exchanged  for common  stock of the issuer or it is  payable in an amount  based on the price of the  issuer's  common  stock at the  time of  maturity.  Both  alternatives present a risk  that the  amount  payable  at  maturity  will be less than the principal  amount of the debt because the price of the  issuer's  common stock might not be as high as the Manager expected.

      Other   derivative   investments   the  Fund  can   invest  in   include
"index-linked"  notes.  Principal  and/or  interest  payments  on these  notes depend on the performance of an underlying index.  Currency-indexed securities are another  derivative  the Fund may use.  Typically  these are short-term or intermediate-term  debt  securities.  Their  value at maturity or the rates at which  they pay  income  are  determined  by the  change  in value of the U.S.
dollar  against one or more  foreign  currencies  or an index.  In some cases, these  securities  may pay an amount at  maturity  based on a multiple  of the amount  of the  relative  currency  movements.  This  type of  index  security offers the  potential  for  increased  income or  principal  payments but at a greater  risk of loss than a typical  debt  security of the same  maturity and credit quality.

      |X| Hedging.  Although the Fund does not  anticipate  the  extensive use of  hedging  instruments,  the Fund  can use  hedging  instruments.  It is not obligated to use them in seeking its objective.  To attempt to protect against declines in the market  value of the Fund's  portfolio,  to permit the Fund to retain  unrealized  gains in the  value of  portfolio  securities  which  have appreciated,  or to facilitate selling securities for investment reasons,  the
Fund could:
o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered  calls on  securities  or futures.  Covered calls can also be used to increase the Fund's  income,  but the Manager does not expect to engage extensively in that practice.

      The Fund can use  hedging  to  establish  a position  in the  securities market as a temporary  substitute for  purchasing  particular  securities.  In that case the Fund would  normally  seek to purchase the  securities  and then terminate  that hedging  position.  The Fund might also use this type of hedge to attempt to protect  against the possibility  that its portfolio  securities would not be fully  included  in a rise in value of the  market.  To do so the
Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund's  strategy of hedging with futures and options on futures will be incidental  to the Fund's  activities in the  underlying  cash market.  The particular  hedging  instruments  the Fund can use are  described  below.  The
Fund  may  employ  new  hedging  instruments  and  strategies  when  they  are developed,  if  those  investment  methods  are  consistent  with  the  Fund's
investment   objective  and  are  permissible  under  applicable   regulations
governing the Fund.

            |_|  Futures.  The Fund can buy and sell  futures  contracts  that relate to (1)  broadly-based  stock  indices  (these are referred to as "stock index  futures"),  (2) bond  indices  (these are  referred  to as "bond  index futures"),  (3) debt  securities  (these are  referred  to as  "interest  rate futures"),  and (4)  foreign  currencies  (these are  referred  to as "forward contracts").

      A  broadly-based  stock  index is used as the  basis for  trading  stock index  futures.  They may in some  cases be based on  stocks of  issuers  in a particular  industry or group of  industries.  A stock index assigns  relative values to the common stocks included in the index and its value  fluctuates in response  to the  changes in value of the  underlying  stocks.  A stock  index cannot  be  purchased  or  sold  directly.  Bond  index  futures  are  similar contracts  based on the future value of the basket of securities that comprise the index. These contracts  obligate the seller to deliver,  and the purchaser to take, cash to settle the futures transaction.  There is no delivery made of the underlying  securities to settle the futures obligation.  Either party may also settle the transaction by entering into an offsetting contract.

      An  interest  rate  future  obligates  the  seller to  deliver  (and the purchaser  to take) cash or a  specified  type of debt  security to settle the futures  transaction.  Either  party  could  also  enter  into  an  offsetting contract to close out the position.

      No money is paid or  received  by the Fund on the  purchase or sale of a future.  Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment  with the futures  commission  merchant
(the "futures  broker").  Initial  margin  payments will be deposited with the
Fund's  Custodian bank in an account  registered in the futures broker's name.
However,  the  futures  broker  can gain  access to that  account  only  under specified  conditions.  As the future is marked to market  (that is, its value on the  Fund's  books is  changed)  to reflect  changes  in its market  value, subsequent  margin payments,  called variation  margin,  will be paid to or by the futures broker daily.

      At any time prior to  expiration  of the  future,  the Fund may elect to close out its position by taking an opposite  position,  at which time a final determination  of  variation  margin is made and any  additional  cash must be paid by or  released  to the  Fund.  Any  loss or gain on the  future  is then realized  by the Fund  for tax  purposes.  All  futures  transactions  (except forward  contracts) are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

            |_| Put and  Call  Options.  The  Fund  can buy and  sell  certain kinds of put options  ("puts")  and call options  ("calls").  The Fund can buy and sell exchange-traded and over-the-counter put and call options,  including index options, securities options, currency options,  commodities options, and options on the other types of futures described above.

            |_| Writing  Covered  Call  Options.  The Fund can write (that is, sell)  covered  calls.  If the Fund sells a call  option,  it must be covered.
That means the Fund must own the  security  subject to the call while the call is  outstanding,  or, for certain  types of calls,  the call may be covered by identifying  liquid  assets on the Fund's  books to enable the Fund to satisfy its  obligations  if the  call is  exercised.  Up to 50% of the  Fund's  total assets may be subject to calls the Fund writes.

      When  the  Fund  writes  a call  on a  security,  it  receives  cash  (a premium).  The Fund agrees to sell the underlying security to a purchaser of a corresponding  call on the same  security  during  the call  period at a fixed exercise price regardless of market price changes during the call period.  The call  period is usually  not more than nine  months.  The  exercise  price may differ  from the market  price of the  underlying  security.  The Fund has the risk of loss that the price of the underlying  security may decline during the call  period.  That risk may be offset to some  extent by the premium the Fund receives.  If the value of the investment  does not rise above the call price, it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index,  it receives  cash (a premium).
If the  buyer of the call  exercises  it,  the Fund will pay an amount of cash equal  to the  difference  between  the  closing  price  of the  call  and the exercise price,  multiplied by a specified  multiple that determines the total value  of  the  call  for  each  point  of  difference.  If the  value  of the underlying  investment  does not rise above the call price,  it is likely that the call will lapse  without  being  exercised.  In that case,  the Fund would keep the cash premium.

      The  Fund's  Custodian,  or  a  securities  depository  acting  for  the
Custodian,  will act as the Fund's escrow agent, through the facilities of the
Options Clearing  Corporation ("OCC"), as to the investments on which the Fund has  written  calls  traded  on  exchanges  or as to other  acceptable  escrow securities.  In that way, no margin will be  required  for such  transactions.
OCC will release the  securities  on the  expiration of the option or when the
Fund enters into a closing transaction.

      When the Fund writes an  over-the-counter  ("OTC") option, it will enter into an arrangement  with a primary U.S.  government  securities  dealer which will  establish a formula price at which the Fund will have the absolute right to repurchase  that OTC option.  The formula price will  generally be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security
(that is, the option is "in the  money").  When the Fund writes an OTC option, it will  treat  as  illiquid  (for  purposes  of its  restriction  on  holding illiquid  securities)  the  mark-to-market  value of any OTC  option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To  terminate  its  obligation  on a call it has  written,  the Fund may purchase a corresponding  call in a "closing  purchase  transaction." The Fund will then  realize a profit or loss,  depending  upon  whether  the net of the amount of the option  transaction  costs and the premium  received on the call the Fund  wrote is more or less than the price of the call the Fund  purchases to  close  out the  transaction.  The Fund may  realize  a profit  if the call expires unexercised,  because the Fund will retain the underlying security and the  premium  it  received  when it  wrote  the  call.  Any such  profits  are considered  short-term  capital gains for Federal income tax purposes,  as are the premiums on lapsed calls.  When  distributed  by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a  market,  it will  have to hold the  callable  securities until the call expires or is exercised.

      The Fund may also write calls on a futures  contract  without owning the futures contract or securities  deliverable  under the contract.  To do so, at the time the call is written,  the Fund must cover the call by  identifying an equivalent  dollar amount of liquid assets on the Fund's books.  The Fund will identify  additional  liquid  assets on the  Fund's  books if the value of the identified  assets  drops  below  100% of the  current  value  of the  future.
Because of this  identification  requirement,  in no  circumstances  would the
Fund's  receipt of an exercise  notice as to that  future  require the Fund to deliver a futures  contract.  It would simply put the Fund in a short  futures position, which is permitted by the Fund's hedging policies.

            |_|  Writing Put  Options.  The Fund can sell put  options.  A put option on securities  gives the  purchaser  the right to sell,  and the writer the obligation to buy, the underlying  investment at the exercise price during the option  period.  The Fund will not write  puts if, as a result,  more than
50% of the Fund's net assets would be required to be  identified to cover such put options.

      If the Fund  writes a put,  the put must be  covered  by  liquid  assets identified on the Fund's  books.  The premium the Fund receives from writing a put  represents a profit,  as long as the price of the  underlying  investment remains  equal to or above the exercise  price of the put.  However,  the Fund also assumes the  obligation  during the option  period to buy the  underlying investment from the buyer of the put at the exercise price,  even if the value of the  investment  falls  below  the  exercise  price.  If a put the Fund has written  expires  unexercised,  the Fund  realizes a gain in the amount of the premium less the  transaction  costs  incurred.  If the put is exercised,  the
Fund must fulfill its obligation to purchase the underlying  investment at the exercise  price.  That price  will  usually  exceed  the  market  value of the investment at that time.  In that case,  the Fund may incur a loss if it sells the  underlying  investment.  That  loss  will be equal to the sum of the sale price of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When  writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the Fund will identify  liquid assets with a value  equal  to  or  greater  than  the  exercise  price  of  the  underlying securities.  The Fund  therefore  forgoes the  opportunity  of  investing  the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues,  it may be assigned an exercise  notice by the  broker-dealer  through  which the put was sold.  That notice will  require the Fund to take  delivery of the  underlying security  and pay the  exercise  price.  The Fund has no control  over when it may be required to purchase the underlying security,  since it may be assigned an exercise  notice at any time prior to the  termination of its obligation as the writer of the put.  That  obligation  terminates  upon  expiration  of the put. It may also  terminate  if,  before it receives an exercise  notice,  the
Fund effects a closing  purchase  transaction  by purchasing a put of the same series as it sold.  Once the Fund has been  assigned  an exercise  notice,  it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase  transaction to realize a profit  on an  outstanding  put  option it has  written  or to  prevent  the underlying  security from being put. Effecting a closing purchase  transaction will also permit the Fund to write another put option on the  security,  or to sell the security and use the  proceeds  from the sale for other  investments.
The Fund will  realize a profit  or loss from a closing  purchase  transaction depending  on  whether  the cost of the  transaction  is less or more than the premium  received  from writing the put option.  Any profits from writing puts are  considered  short-term  capital gains for Federal tax purposes,  and when distributed by the Fund, are taxable as ordinary income.

            |_|  Purchasing  Calls and Puts.  The Fund can  purchase  calls to
protect   against  the  possibility   that  the  Fund's   portfolio  will  not
participate in an anticipated  rise in the  securities  market.  When the Fund buys  a call  (other  than  in a  closing  purchase  transaction),  it  pays a premium.  The Fund then has the right to buy the underlying  investment from a seller of a corresponding  call on the same investment  during the call period at a fixed  exercise  price.  The Fund benefits only if it sells the call at a profit or if,  during  the call  period,  the market  price of the  underlying investment is above the sum of the call price plus the  transaction  costs and the premium  paid for the call and the Fund  exercises  the call.  If the Fund does not exercise  the call or sell it (whether or not at a profit),  the call will become  worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying  investment in its  portfolio.  When the Fund  purchases  a put,  it pays a  premium  and, except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a corresponding  investment during the put period at a fixed  exercise  price.  Buying a put on  securities  or futures the Fund owns enables the Fund to attempt to protect  itself during the put period against a decline in the value of the underlying  investment below the exercise price by selling  the  underlying  investment  at the  exercise  price to a seller of a corresponding  put. If the market price of the underlying  investment is equal to or above the exercise  price and, as a result,  the put is not exercised or resold,  the put will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to sell the  underlying investment.  However,  the  Fund may  sell  the put  prior to its  expiration.
That sale may or may not be at a profit.

      Buying a put on an  investment  the Fund  does not own (such as an index or  future)  permits  the  Fund to  resell  the  put or to buy the  underlying investment  and sell it at the  exercise  price.  The  resale  price will vary inversely to the price of the  underlying  investment.  If the market price of the underlying  investment is above the exercise  price and, as a result,  the put is not exercised, the put will become worthless on its expiration date.

      When the Fund  purchases a call or put on an index or future,  it pays a premium,  but  settlement is in cash rather than by delivery of the underlying investment  to the  Fund.  Gain or loss  depends  on  changes  in the index in question  (and thus on price  movements in the  securities  market  generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of the Fund's total assets.

            |_| Buying and  Selling  Options on Foreign  Currencies.  The Fund
can buy and sell calls and puts on foreign  currencies.  They include puts and
calls  that  trade  on  a  securities  or  commodities   exchange  or  in  the
over-the-counter  markets  or are quoted by major  recognized  dealers in such options.  The Fund could use these  calls and puts to try to  protect  against declines  in the  dollar  value of foreign  securities  and  increases  in the dollar cost of foreign securities the Fund wants to acquire.

      If the  Manager  anticipates  a rise in the  dollar  value of a  foreign currency in which  securities  to be acquired are  denominated,  the increased cost of those  securities  may be  partially  offset  by  purchasing  calls or writing puts on that foreign  currency.  If the Manager  anticipates a decline in the dollar value of a foreign currency,  the decline in the dollar value of portfolio  securities  denominated in that currency might be partially  offset by writing calls or purchasing  puts on that foreign  currency.  However,  the currency rates could fluctuate in a direction  adverse to the Fund's position.
The Fund will then have  incurred  option  premium  payments  and  transaction costs without a corresponding benefit.
      A call the Fund writes on a foreign  currency is  "covered"  if the Fund owns the underlying  foreign  currency  covered by the call or has an absolute and immediate right to acquire that foreign currency  without  additional cash consideration  (or it can do so for additional cash  consideration  identified on its books with the  Custodian  bank) upon  conversion  or exchange of other foreign currency held in its portfolio.

      The Fund  could  write a call on a foreign  currency  to provide a hedge against a decline in the U.S.  dollar value of a security  which the Fund owns or has  the  right  to  acquire  and  which  is  denominated  in the  currency underlying  the  option.  That  decline  might  be one that  occurs  due to an
expected   adverse  change  in  the  exchange   rate.   This  is  known  as  a
"cross-hedging"  strategy. In those circumstances,  the Fund covers the option by maintaining cash, U.S.  government  securities or other liquid,  high grade debt  securities in an amount equal to the exercise price of the option,  with the Fund's Custodian bank.

      |_| Risks of  Hedging  with  Options  and  Futures.  The use of  hedging instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal portfolio  management.  If the  Manager  uses a hedging  instrument  at the wrong  time or judges  market conditions  incorrectly,  hedging strategies may reduce the Fund's return. The
Fund could also  experience  losses if the prices of its  futures  and options positions were not correlated with its other investments.

      The Fund's option  activities  could affect its portfolio  turnover rate and  brokerage  commissions.  The exercise of calls  written by the Fund might cause the Fund to sell  related  portfolio  securities,  thus  increasing  its turnover rate.  The exercise by the Fund of puts on securities  will cause the sale of underlying  investments,  increasing portfolio turnover.  Although the decision  whether to  exercise  a put it holds is within  the Fund's  control, holding  a put  might  cause  the Fund to sell  the  related  investments  for reasons that would not exist in the absence of the put.

      The Fund could pay a  brokerage  commission  each time it buys a call or put,  sells a call  or put,  or buys or  sells  an  underlying  investment  in connection  with the  exercise of a call or put.  Those  commissions  could be higher on a relative basis than the commissions for direct  purchases or sales of the  underlying  investments.  Premiums  paid  for  options  are  small  in relation to the market value of the underlying investments.  Consequently, put and call  options  offer large  amounts of leverage.  The leverage  offered by trading in options  could  result in the  Fund's  net asset  value  being more sensitive to changes in the value of the underlying investment.

      If a covered  call  written by the Fund is  exercised  on an  investment that has increased in value,  the Fund will be required to sell the investment at the  call  price.  It  will  not be  able  to  realize  any  profit  if the investment has increased in value above the call price.

      An option  position  may be closed  out only on a market  that  provides secondary  trading for options of the same  series,  and there is no assurance that a liquid  secondary  market  will exist for any  particular  option.  The
Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling  futures or purchasing puts on  broadly-based  indices or  futures  to  attempt  to  protect  against declines  in the value of the Fund's  portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the  behavior of the cash prices of the Fund's  securities.  For example, it is possible  that while the Fund has used  hedging  instruments  in a short hedge,  the market might advance and the value of the  securities  held in the
Fund's  portfolio might decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also experience a decline in the value of its portfolio  securities.  However,  while  this  could  occur  for a very  brief period  or to a very  small  degree,  over  time the  value  of a  diversified portfolio  of  securities  will  tend  to move in the  same  direction  as the indices upon which the hedging instruments are based.

      The risk of imperfect  correlation  increases as the  composition of the
Fund's  portfolio  diverges  from the  securities  included in the  applicable index.  To compensate for the imperfect  correlation of movements in the price of the  portfolio  securities  being hedged and  movements in the price of the hedging instruments,  the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the historical  volatility of the prices of the portfolio  securities being hedged is more than the historical volatility of the applicable index.

      The ordinary  spreads between prices in the cash and futures markets are subject to  distortions,  due to  differences  in the nature of those markets.
First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting  additional margin deposit
requirements,   investors  may  close  futures  contracts  through  offsetting transactions which could distort the normal relationship  between the cash and futures  markets.  Second,  the  liquidity  of the futures  market  depends on participants  entering  into  offsetting  transactions  rather  than making or taking delivery.  To the extent  participants decide to make or take delivery, liquidity in the futures market could be reduced,  thus producing  distortion.
Third, from the point of view of speculators,  the deposit requirements in the futures  market are less onerous than margin  requirements  in the  securities markets.  Therefore,  increased  participation  by  speculators in the futures market may cause temporary price distortions.

      The Fund can use  hedging  instruments  to  establish  a position in the securities  markets as a temporary  substitute  for the purchase of individual securities  (long  hedging) by buying  futures  and/or calls on such  futures, broadly-based  indices or on  securities.  It is  possible  that when the Fund does so the market might  decline.  If the Fund then  concludes  not to invest in securities  because of concerns  that the market might  decline  further or for other  reasons,  the Fund will  realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

            |_| Forward  Contracts.  Forward  contracts  are foreign  currency exchange  contracts.  They are used to buy or sell foreign currency for future delivery  at a fixed  price.  The Fund uses them to "lock in" the U.S.  dollar price  of a  security  denominated  in a  foreign  currency  that the Fund has bought or sold,  or to protect  against  possible  losses from  changes in the relative  values of the U.S.  dollar and a foreign  currency.  The Fund limits its exposure in foreign currency  exchange  contracts in a particular  foreign currency  to the  amount  of its  assets  denominated  in that  currency  or a closely-correlated  currency.  The Fund may also use "cross-hedging" where the
Fund hedges against  changes in currencies  other than the currency in which a security it holds is denominated.

      Under a forward  contract,  one party  agrees to  purchase,  and another party agrees to sell, a specific  currency at a future date.  That date may be any  fixed  number of days from the date of the  contract  agreed  upon by the parties.  The  transaction  price is set at the time the  contract  is entered into. These contracts are traded in the inter-bank  market conducted  directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward  contracts to protect  against  uncertainty  in the level of future  exchange  rates.  The use of forward  contracts  does not eliminate the risk of fluctuations in the prices of the underlying  securities the Fund owns or intends to  acquire,  but it does fix a rate of  exchange  in advance.  Although  forward  contracts  may  reduce  the  risk of loss  from a decline in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund  enters  into a  contract  for the  purchase  or sale of a security denominated in a foreign currency,  or when it anticipates  receiving dividend  payments in a foreign  currency,  the Fund might desire to "lock-in"
the U.S.  dollar price of the security or the U.S.  dollar  equivalent  of the dividend  payments.  To do so,  the Fund could  enter into a forward  contract for the  purchase  or sale of the amount of foreign  currency  involved in the underlying  transaction,  in a fixed  amount of U.S.  dollars  per unit of the foreign currency.  This is called a "transaction hedge." The transaction hedge will  protect the Fund  against a loss from an adverse  change in the currency exchange  rates  during the period  between the date on which the  security is purchased or sold or on which the payment is  declared,  and the date on which the payments are made or received.

      The Fund could also use  forward  contracts  to lock in the U.S.  dollar value of  portfolio  positions.  This is called a "position  hedge."  When the
Fund  believes  that  foreign  currency  might  suffer a  substantial  decline against the U.S.  dollar,  it could  enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the
Fund's portfolio  securities  denominated in that foreign  currency.  When the
Fund believes that the U.S. dollar might suffer a substantial  decline against a  foreign  currency,  it could  enter  into a  forward  contract  to buy that foreign  currency for a fixed  dollar  amount.  Alternatively,  the Fund could enter into a forward  contract  to sell a  different  foreign  currency  for a fixed U.S.  dollar amount if the Fund  believes that the U.S.  dollar value of the foreign  currency to be sold  pursuant to its forward  contract  will fall whenever there is a decline in the U.S.  dollar value of the currency in which portfolio  securities  of the Fund are  denominated.  That is referred to as a
"cross hedge."

      The Fund will cover its short  positions  in these cases by  identifying to its Custodian  bank assets having a value equal to the aggregate  amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts  or  maintain  a net  exposure  to  such  contracts  if the consummation  of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio  securities or other assets  denominated  in that  currency or another  currency  that is the subject of the hedge.

      However,  to avoid excess  transactions and transaction  costs, the Fund may  maintain a net  exposure to forward  contracts  in excess of the value of the  Fund's  portfolio  securities  or other  assets  denominated  in  foreign currencies if the excess amount is "covered" by liquid securities  denominated in any  currency.  The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase  a call  option permitting  the Fund to purchase the amount of foreign  currency  being hedged by a forward  sale  contract at a price no higher  than the  forward  contract price. As another  alternative,  the Fund may purchase a put option permitting the Fund to sell the amount of foreign  currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise  matching of the amounts  under  forward  contracts  and the value of the securities  involved  generally will not be possible  because the future value of securities  denominated in foreign currencies will change as a consequence  of market  movements  between  the date the  forward  contract is entered  into  and the date it is  sold.  In some  cases,  the  Manager  might decide to sell the  security  and  deliver  foreign  currency  to  settle  the original  purchase  obligation.  If the market  value of the  security is less than the amount of foreign  currency  the Fund is  obligated  to deliver,  the
Fund might have to purchase  additional  foreign  currency on the "spot" (that is,  cash)  market to settle the  security  trade.  If the market value of the security  instead exceeds the amount of foreign currency the Fund is obligated to  deliver  to settle  the  trade,  the Fund  might  have to sell on the spot market some of the foreign  currency  received  upon the sale of the security.
There will be additional transaction costs on the spot market in those cases.

      The  projection of  short-term  currency  market  movements is extremely difficult,  and the successful  execution of a short-term  hedging strategy is
highly  uncertain.   Forward  contracts  involve  the  risk  that  anticipated
currency  movements  will not be  accurately  predicted,  causing  the Fund to sustain losses on these  contracts and to pay additional  transactions  costs.
The  use  of  forward  contracts  in  this  manner  might  reduce  the  Fund's performance  if there  are  unanticipated  changes  in  currency  prices  to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward  contract  requiring  the Fund to sell a  currency,  the Fund might sell a portfolio  security  and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the  security  and offset its  contractual  obligation  to deliver  the currency by  purchasing a second  contract.  Under that contract the Fund will obtain,  on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract requiring  it to  purchase a  specified  currency  by  entering  into a second contract  entitling  it to sell the same  amount of the same  currency  on the maturity  date of the first  contract.  The Fund would  realize a gain or loss as a result of entering into such an offsetting  forward contract under either circumstance.  The  gain or loss  will  depend  on the  extent  to  which  the exchange  rate or rates  between the  currencies  involved  moved  between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of  engaging  in  forward  contracts  varies  with factors such as the  currencies  involved,  the length of the contract  period and the market  conditions  then  prevailing.  Because  forward  contracts are usually  entered into on a principal  basis,  no brokerage fees or commissions are  involved.  Because  these  contracts  are not traded on an exchange,  the
Fund must evaluate the credit and performance risk of the  counterparty  under each forward contract.

      Although the Fund values its assets daily in terms of U.S.  dollars,  it does not intend to  convert  its  holdings  of  foreign  currencies  into U.S.
dollars on a daily basis.  The Fund may convert foreign  currency from time to time,  and will  incur  costs in doing so.  Foreign  exchange  dealers  do not charge a fee for  conversion,  but they do seek to  realize a profit  based on the  difference  between  the  prices  at  which  they  buy and  sell  various currencies.  Thus,  a dealer  might  offer to sell a foreign  currency  to the
Fund at one  rate,  while  offering  a  lesser  rate of  exchange  if the Fund desires to resell that currency to the dealer.

            |_|  Interest  Rate Swap  Transactions.  The Fund can  enter  into interest rate swap agreements.  In an interest rate swap, the Fund and another party exchange  their right to receive or their  obligation to pay interest on a security.  For example,  they might swap the right to receive  floating rate payments  for fixed  rate  payments.  The Fund can enter  into  swaps  only on securities  that it owns.  The Fund will not enter into swaps with  respect to more than 25% of its total assets.  Also, the Fund will identify liquid assets on the Fund's books (such as cash or U.S. government  securities) to cover any amounts it could owe under  swaps that  exceed the  amounts it is  entitled to receive, and it will adjust that amount daily, as needed.

      Swap  agreements  entail both interest rate risk and credit risk.  There is a risk that,  based on  movements  of  interest  rates in the  future,  the payments  made by the Fund under a swap  agreement  will be  greater  than the payments  it  received.  Credit  risk  arises  from the  possibility  that the counterparty  will  default.  If the  counterparty  defaults,  the Fund's loss will consist of the net amount of contractual  interest payments that the Fund has not yet  received.  The  Manager  will  monitor  the  creditworthiness  of counterparties  to the Fund's  interest rate swap  transactions  on an ongoing basis.

      The Fund can enter into swap  transactions  with certain  counterparties pursuant to master netting  agreements.  A master netting  agreement  provides that all swaps done between the Fund and that  counterparty  shall be regarded as parts of an integral  agreement.  If amounts  are  payable on a  particular date in the same  currency  in respect of one or more swap  transactions,  the amount  payable  on that date in that  currency  shall be the net  amount.  In addition,  the master netting agreement may provide that if one party defaults generally or on one swap,  the  counterparty  can  terminate  all of the swaps with that party.  Under these  agreements,  if a default  results in a loss to one party,  the measure of that party's  damages is calculated by reference to the average cost of a  replacement  swap for each swap.  It is measured by the mark-to-market  value at the time of the  termination  of each swap. The gains and losses on all swaps are then netted,  and the result is the counterparty's gain or loss on  termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

            |_|  Regulatory  Aspects  of  Hedging   Instruments.   When  using
futures  and  options on  futures,  the Fund is  required  to  operate  within certain  guidelines  and  restrictions  with  respect to the use of futures as established by the  Commodities  Futures Trading  Commission (the "CFTC").  In
particular,  the  Fund  is  exempted  from  registration  with  the  CFTC as a
"commodity  pool operator" if the Fund complies with the  requirements of Rule
4.5  adopted  by the  CFTC.  The Rule does not  limit  the  percentage  of the
Fund's  assets  that  may be used  for  futures  margin  and  related  options premiums for a bona fide hedging position.  However,  under the Rule, the Fund must limit its aggregate  initial futures margin and related options  premiums to not more than 5% of the Fund's net assets for hedging  strategies  that are not considered bona fide hedging  strategies  under the Rule.  Under the Rule, the Fund must also use short  futures and  options on futures  solely for bona fide  hedging  purposes  within  the  meaning  and  intent  of the  applicable provisions of the Commodity Exchange Act.

      Transactions   in  options  by  the  Fund  are  subject  to  limitations
established by the option  exchanges.  The exchanges  limit the maximum number of  options  that  may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were  written or  purchased on the same or different  exchanges or are held in one or more  accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options  that the Fund may write or hold may be  affected by options  written or held by other  entities, including other  investment  companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's  advisor).  The  exchanges  also impose  position  limits on futures  transactions.  An exchange  may order the liquidation  of  positions  found to be in  violation  of those limits and may impose certain other sanctions.

      Under the Investment  Company Act, when the Fund purchases a future,  it must maintain cash or readily  marketable  short-term  debt  instruments in an amount  equal to the market  value of the  securities  underlying  the future, less the margin deposit applicable to it.

            |_| Tax Aspects of Certain  Hedging  Instruments.  Certain foreign currency  exchange  contracts  in which the Fund may  invest  are  treated  as
"Section 1256 contracts"  under the Internal  Revenue Code. In general,  gains or  losses  relating  to  Section  1256  contracts  are  characterized  as 60%
long-term  and  40%  short-term  capital  gains  or  losses  under  the  Code.
However,  foreign currency gains or losses arising from Section 1256 contracts that are forward  contracts  generally are treated as ordinary income or loss.
In  addition,  Section  1256  contracts  held  by the  Fund at the end of each taxable  year are  "marked-to-market,"  and  unrealized  gains or  losses  are
treated  as  though  they  were   realized.   These   contracts  also  may  be
marked-to-market  for purposes of  determining  the excise tax  applicable  to
investment   company   distributions   and  for  other  purposes  under  rules
prescribed  pursuant to the Internal  Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain   forward   contracts   the  Fund  enters  into  may  result  in
"straddles"  for Federal  income tax purposes.  The straddle  rules may affect the  character  and  timing of gains  (or  losses)  recognized  by the Fund on straddle  positions.  Generally,  a loss  sustained  on the  disposition  of a position  making up a  straddle  is allowed  only to the extent  that the loss exceeds  any  unrecognized  gain in the  offsetting  positions  making  up the straddle.  Disallowed  loss is  generally  allowed at the point where there is no unrecognized  gain in the offsetting  positions making up the straddle,  or the offsetting position is disposed of.

      Under the  Internal  Revenue  Code,  the  following  gains or losses are treated as ordinary income or loss:
1.     gains or losses  attributable  to  fluctuations  in exchange rates that
         occur   between  the  time  the  Fund   accrues   interest  or  other
         receivables or accrues expenses or other  liabilities  denominated in a  foreign  currency  and the time the Fund  actually  collects  such receivables or pays such liabilities, and
2.     gains or losses  attributable to fluctuations in the value of a foreign
         currency   between  the  date  of  acquisition  of  a  debt  security denominated  in  a  foreign  currency  or  foreign  currency  forward contracts and the date of disposition.

      Currency  gains and losses are offset against market gains and losses on each  trade  before  determining  a net  "Section  988" gain or loss under the
Internal  Revenue  Code for that trade,  which may  increase  or decrease  the amount of the Fund's  investment  income  available  for  distribution  to its shareholders.

      |X|  Temporary   Defensive   Investments.   When  market,   economic  or
political  conditions  are unstable,  or the Manager  believes it is otherwise appropriate to reduce holdings in stocks,  the Fund can invest in a variety of debt  securities  for defensive  purposes.  The Fund can also  purchase  these securities for liquidity  purposes to meet cash needs due to the redemption of
Fund shares,  or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:
o     obligations  issued  or  guaranteed  by  the  U.  S.  government  or its instrumentalities or agencies,
o     commercial paper  (short-term,  unsecured,  promissory notes of domestic or foreign  companies) rated in the three top rating  categories of a nationally recognized rating organization,
o     short-term  debt  obligations  of corporate  issuers,  rated  investment grade (rated at least Baa by Moody's  Investors  Service,  Inc. or at least BBB by Standard & Poor's  Corporation,  or a comparable  rating by another rating organization),  or unrated securities judged by the
         Manager to have a  comparable  quality to rated  securities  in those categories,
o     certificates  of  deposit  and  bankers'  acceptances  of  domestic  and foreign banks  having total assets in excess of $1 billion, and
o     repurchase agreements.

      Short-term debt  securities  would normally be selected for defensive or cash  management  purposes  because  they can normally be disposed of quickly, are not generally  subject to significant  fluctuations in principal value and their value will be less subject to interest rate risk than  longer-term  debt securities.

Investment Restrictions

      |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are those policies  that the Fund has  adopted  to govern  its  investments  that can be changed  only by the vote of a  "majority"  of the Fund's  outstanding  voting securities.  Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:
o     67% or  more  of  the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if  the  holders  of  more  than  50%  of  the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment  objective is a fundamental policy. Other policies described in the  Prospectus or this Statement of Additional  Information  are
"fundamental"  only if they  are  identified  as  such.  The  Fund's  Board of
Trustees can change  non-fundamental  policies without  shareholder  approval.
However,  significant  changes to  investment  policies  will be  described in supplements  or updates to the  Prospectus  or this  Statement  of  Additional
Information,  as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional  Fundamental  Policies?  The following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot buy  securities  issued or  guaranteed by any one issuer if more than 5% of its total assets  would be invested in  securities of  that  issuer  or if it  would  then  own  more  than  10% of that issuer's voting  securities.  That restriction  applies to 75% of the
         Fund's total assets.  The limit does not apply to  securities  issued by the U.S. government or any of its agencies or instrumentalities.
o     The Fund  cannot make loans,  except to the extent  permitted  under the
         Investment  Company Act, the rules or  regulations  thereunder or any exemption  therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
o     The  Fund  cannot  invest  25% or more of its  total  assets  in any one
         industry.   That  limit  does  not  apply  to  securities  issued  or
         guaranteed   by   the   U.S.   government   or   its   agencies   and
         instrumentalities or securities issued by investment companies.
o     The  Fund  cannot  invest  in  real  estate,   physical  commodities  or
         commodity  contracts,  except  to  the  extent  permitted  under  the
         Investment  Company Act, the rules or  regulations  thereunder or any exception  therefrom,  as such statute,  rules or regulations  may be amended or interpreted from time to time.
o      The Fund cannot underwrite  securities of other companies.  A permitted exception  is in case it is  deemed  to be an  underwriter  under the
         Securities Act of 1933 when reselling any securities  held in its own portfolio.
o     The Fund cannot issue  "senior  securities",  but this does not prohibit certain  investment  activities  for  which  assets  of the  Fund are designated as identified on the Fund's books,  or margin,  collateral
         or  escrow  arrangements  are  established,   to  cover  the  related
         obligations.  Examples of those activities  include  borrowing money,
         reverse  repurchase  agreements,   delayed-delivery  and  when-issued
         arrangements for portfolio securities transactions,  and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless  the  Prospectus  or this  Statement  of  Additional  Information states that a percentage  restriction  applies on an ongoing basis, it applies only at the  time  the  Fund  makes  an  investment.  The  Fund  need not sell securities  to meet the  percentage  limits  if the  value  of the  investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate  its investments as described above, the Fund has adopted the industry  classifications  set forth in  Appendix B to this  Statement  of  Additional  Information.  This is not a fundamental policy.

      The following are non-fundamental investment policy restrictions:
o     The  Fund  cannot  sell   securities   short   except  in  "short  sales
         "against-the-box."  However, the Fund does not engage in this type of transaction at all because of changes in applicable tax laws.
o     The Fund cannot  invest in  securities  of other  investment  companies, except to the extent permitted under the Investment  Company Act, the rules or regulations  thereunder or any exemption therefrom,  as such statute,  rules or  regulations  may be amended or  interpreted  from time to time.

How the Fund is Managed

Organization  and  History.  The Fund is an open-end,  diversified  management
investment   company  with  an  unlimited  number  of  authorized   shares  of
beneficial interest.  The Fund was organized as a Massachusetts business trust in 1990.

|X|   Classes of Shares.  The Trustees  are  authorized,  without  shareholder approval,  to create new  series and  classes  of  shares.  The  Trustees  may reclassify  unissued shares of the Fund into  additional  series or classes of shares.  The Trustees  also may divide or combine the shares of a class into a greater  or  lesser  number  of  shares  without  changing  the  proportionate beneficial  interest  of a  shareholder  in  the  Fund.  Shares  do  not  have cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X|   Meetings of  Shareholders.  As a Massachusetts  business trust, the Fund is not required to hold, and does not plan to hold,  regular  annual  meetings of  shareholders.  The Fund will hold  meetings  when required to do so by the
Investment  Company  Act or other  applicable  law.  It will also do so when a shareholder  meeting is called by the  Trustees or upon proper  request of the shareholders.

      Shareholders  have the right, upon the declaration in writing or vote of two-thirds of the  outstanding  shares of the Fund,  to remove a Trustee.  The
Trustees  will call a meeting  of  shareholders  to vote on the  removal  of a
Trustee  upon  the  written  request  of  the  record  holders  of  10% of its outstanding  shares.  If the  Trustees  receive  a  request  from at  least 10 shareholders  stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee,  the Trustees will then either make the
Fund's   shareholder   list   available  to  the   applicants  or  mail  their
communication  to all  other  shareholders  at the  applicants'  expense.  The shareholders  making the request must have been  shareholders for at least six months  and  must  hold  shares  of the  Fund  valued  at  $25,000  or more or constituting at least 1% of the Fund's  outstanding  shares.  The Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder  and  Trustee  Liability.  The Fund's  Declaration  of Trust
contains an express  disclaimer of  shareholder  or Trustee  liability for the
Fund's obligations.  It also provides for indemnification and reimbursement of expenses  out of the  Fund's  property  for any  shareholder  held  personally liable for its  obligations.  The  Declaration  of Trust also states that upon request,  the Fund  shall  assume  the  defense  of any claim  made  against a shareholder  for any act or  obligation  of the Fund  and  shall  satisfy  any judgment  on  that  claim.  Massachusetts  law  permits  a  shareholder  of  a business trust (such as the Fund) to be held personally  liable as a "partner"
under certain  circumstances.  However,  the risk that a Fund shareholder will incur  financial  loss from being held  liable as a  "partner"  of the Fund is limited  to the  relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

      The  Fund's  contractual   arrangements  state  that  any  person  doing
business  with the Fund (and each  shareholder  of the Fund)  agrees under its
Declaration   of  Trust  to  look  solely  to  the  assets  of  the  Fund  for satisfaction  of any claim or demand that may arise out of any  dealings  with the Fund.  Additionally,  the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and  Oversight  Committees.  The Fund is governed by a Board
of  Trustees,   which  is   responsible   for   protecting  the  interests  of
shareholders   under   Massachusetts   law.  The  Trustees  meet  periodically
throughout the year to oversee the Fund's activities,  review its performance, and review the actions of the  Manager.  Although  the Fund will not  normally hold annual meetings of its  shareholders,  it may hold  shareholder  meetings from time to time on important  matters,  and  shareholders  have the right to call a meeting to remove a Trustee or to take other  action  described  in the
Fund's Declaration of Trust.

      The Board of Trustees has an Audit  Committee,  a Study  Committee and a
Proxy  Committee.  The  members of the Audit  Committee  are  Kenneth  Randall
(Chairman),  Benjamin  Lipstein and Edward Regan.  The Audit  Committee held 5 meetings  during the Fund's fiscal year ended  September  30, 2002.  The Audit
Committee provides the Board with  recommendations  regarding the selection of the Fund's  independent  auditor.  The Audit  Committee also reviews the scope and results of audits and the audit fees  charged,  reviews  reports  from the
Fund's  independent   auditor   concerning  the  Fund's  internal   accounting
procedures,  and  controls  and  reviews  reports  of the  Manager's  internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Study  Committee  are Benjamin  Lipstein  (Chairman),
Robert  Galli and  Elizabeth  Moynihan.  The Study  Committee  held 8 meetings during the Fund's fiscal year ended  September 30, 2002.  The Study  Committee evaluates  and  reports to the Board on the Fund's  contractual  arrangements, including the Investment  Advisory and Distribution  Agreements,  transfer and shareholder  service  agreements  and  custodian  agreements  as  well  as the policies  and  procedures  adopted by the Fund to comply  with the  Investment
Company Act and other  applicable  law, among other duties as set forth in the
Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman),  Russell
Reynolds and Clayton  Yeutter.  The Proxy  Committee held 1 meeting during the
Fund's fiscal year ended  September  30, 2002.  The Proxy  Committee  provides the Board with  recommendations  for proxy voting and monitors proxy voting by the Fund.

Trustees  and  Officers  of the  Fund.  Except  for  Mr.  Murphy,  each of the
Trustees is an independent  trustee of the Fund ("Independent  Trustee").  Mr.
Murphy is an "Interested  Trustee,"  because he is affiliated with the Manager by virtue of his  positions as an officer and director of the Manager,  and as a shareholder of its parent company.

      The Fund's  Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal  occupations and business  affiliations  during  the past five  years  are  listed in the chart below.  The  information  for the Trustees  also  includes the dollar range of shares  of  the  Fund  as  well  as  the  aggregate  dollar  range  of  shares beneficially  owned in any of the Oppenheimer  funds overseen by the Trustees.
All of the Trustees are also trustees or directors of the  following  publicly offered Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer California Municipal Fund   Oppenheimer International Growth Fund
                                        Oppenheimer  International  Small Company
Oppenheimer Capital Appreciation Fund   Fund
Oppenheimer Capital Preservation Fund   Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund              Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund        Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund  Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund             Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                 Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                 Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer  Gold  &  Special  Minerals
Fund                                    Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                 Oppenheimer U.S. Government Fund

      In addition  to being a trustee or  director  of the Board I Funds,  Mr.
Galli  is  also  a  director  or  trustee  of  10  other   portfolios  in  the
OppenheimerFunds complex. Present or former officers,  directors, trustees and employees (and their  immediate  family  members) of the Fund, the Manager and its affiliates,  and retirement plans  established by them for their employees are  permitted  to  purchase  Class  A  shares  of  the  Fund  and  the  other
Oppenheimer  funds at net asset value without sales charge.  The sales charges on Class A shares is waived for that group  because of the  economies of sales efforts realized by the Distributor.

      Messrs.  Murphy,  Masterson,  Molleur,  Vottiero,  Wixted,  Jennings and
Zack,  and  Mses.  Bechtolt,  Feld  and Ives  and  respectively  hold the same offices  with one or more of the other  Board I Funds as with the Fund.  As of
October 29, 2002, the Trustees and officers of the Fund, as a group,  owned of record or  beneficially  less than 1% of each class of shares of the Fund. The foregoing  statement does not reflect  ownership of shares of the Fund held of record by an employee  benefit plan for  employees of the Manager,  other than the  shares  beneficially  owned  under the plan by the  officers  of the Fund listed above. In addition,  each  Independent  Trustee,  and his or her family members,  do not own  securities of either the Manager or  Distributor  of the
Board I Funds or any person directly or indirectly controlling,  controlled by or under common control with the Manager or Distributor.

|X|   Affiliated  Transactions  and  Material  Business   Relationships.   Mr.
Reynolds has reported that he has a controlling  interest in The  Directorship
Search Group, Inc. ("The Directorship  Search Group"),  a director  recruiting firm that provided consulting services to Massachusetts  Mutual Life Insurance
Company  (which  controls  the  Manager) for fees  aggregating  $110,000  from
January 1, 2000 through  December 31, 2001, an amount  representing  less than
5% of the annual revenues of The Directorship  Search Group, Inc. Mr. Reynolds
estimates that The Directorship  Search Group will bill  Massachusetts  Mutual
Life  Insurance  Company  $150,000  for  services  to be  provided  during the calendar year 2002.

      The Independent Trustees have unanimously (except for Mr. Reynolds,  who
abstained)   determined   that  the   consulting   arrangements   between  The
Directorship  Search  Group,  Inc.  and  Massachusetts  Mutual Life  Insurance
Company were not material  business or professional  relationships  that would compromise Mr. Reynolds'  status as an Independent  Trustee.  Nonetheless,  to assure  certainty  as to  determinations  of the  Board  and  the  Independent
Trustees  as to matters  upon which the  Investment  Company  Act or the rules thereunder  require  approval  by a  majority  of  Independent  Trustees,  Mr.
Reynolds will not be counted for purposes of  determining  whether a quorum of
Independent  Trustees  was  present  or  whether  a  majority  of  Independent
Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name;               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund;          Trustee;                                  BeneficiallFunds
Length of Service;  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Leon Levy,          General  Partner  (since 1982) of Odyssey     $0         $0
Chairman of the     Partners,  L.P. (investment  partnership)
Board of Trustees   and  Chairman of the Board  (since  1981)
Trustee since 1990  of Avatar  Holdings,  Inc.  (real  estate
Age: 77             development).  Oversees 31  portfolios in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli,    A   trustee   or    director   of   other     $0        Over
Trustee since 1993  Oppenheimer    funds.    Formerly    Vice             $100,000
Age: 69             Chairman (October  1995-December 1997) of
                    the Manager.  Oversees 41  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip A.          The   Director   (since   1991)   of  the     $0        Over
Griffiths, Trustee  Institute for Advanced Study,  Princeton,             $100,000
since 1999          N.J.,   director   (since  2001)  of  GSI
Age: 64             Lumonics  and a  member  of the  National
                    Academy   of   Sciences   (since   1979);
                    formerly  (in  descending   chronological
                    order)  a  director   of  Bankers   Trust
                    Corporation,  Provost  and  Professor  of
                    Mathematics   at   Duke   University,   a
                    director of Research Triangle  Institute,
                    Raleigh,   N.C.,   and  a  Professor   of
                    Mathematics   at   Harvard    University.
                    Oversees    31    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Benjamin Lipstein,  Professor  Emeritus of  Marketing,  Stern $10,001 -     Over
Trustee since 1990  Graduate      School     of      Business  $50,000    $100,000
Age: 79             Administration,   New  York   University.
                    Oversees    31    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley,     Director (January 2002-present),          $01            $01
Trustee since 2002  Columbia Equity Financial Corp.
Age: 50             (privately-held financial adviser);
                    Managing Director (January
                    2002-present), Carmona Motley, Inc.
                    (privately-held financial adviser);
                    Formerly he held the following
                    positions: Managing Director (January
                    1998-December 2001), Carmona Motley
                    Hoffman Inc. (privately-held financial
                    adviser); Managing Director (January
                    1992-December 1997), Carmona Motley &
                    Co. (privately-held financial adviser).
                    Oversees 31 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Elizabeth B.        Author  and  architectural  historian;  a $10,001 -  $50,001-$100,000
Moynihan,           trustee  of the Freer  Gallery of Art and  $50,000
Trustee since 1992  Arthur M.  Sackler  Gallery  (Smithsonian
Age: 73             Institute),   Trustees   Council  of  the
                    National  Building  Museum;  a member  of
                    the   Trustees   Council,    Preservation
                    League  of New York  State.  Oversees  31
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A.          A director  of Dominion  Resources,  Inc.     $0        Over
Randall, Trustee    (electric  utility  holding  company) and             $100,000
since 1990          Prime   Retail,    Inc.    (real   estate
Age: 75             investment  trust);  formerly  a director
                    of Dominion Energy,  Inc. (electric power
                    and oil & gas  producer),  President  and
                    Chief    Executive    Officer    of   The
                    Conference  Board,  Inc.   (international
                    economic  and  business  research)  and a
                    director of  Lumbermens  Mutual  Casualty
                    Company,   American  Motorists  Insurance
                    Company   and   American    Manufacturers
                    Mutual  Insurance  Company.  Oversees  31
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan,    President,   Baruch   College,   CUNY;  a $1 -       $50,001-$100,000
Trustee since 1993  director   of   RBAsset    (real   estate  $10,000
Age: 72             manager);   a  director   of   OffitBank;
                    formerly  Trustee,  Financial  Accounting
                    Foundation   (FASB  and   GASB),   Senior
                    Fellow   of   Jerome    Levy    Economics
                    Institute,   Bard  College,  Chairman  of
                    Municipal Assistance  Corporation for the
                    City  of  New   York,   New  York   State
                    Comptroller   and  Trustee  of  New  York
                    State   and   Local    Retirement   Fund.
                    Oversees 31  investment  companies in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S.          Chairman     (since    1993)    of    The     $0     $10,001-$50,000
Reynolds, Jr.,      Directorship     Search    Group,    Inc.
Trustee since 1990  (corporate   governance   consulting  and
Age: 70             executive recruiting);  a life trustee of
                    International      House      (non-profit
                    educational organization),  and a trustee
                    (since 1996) of the Greenwich  Historical
                    Society.  Oversees 31  portfolios  in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Donald W. Spiro,    Chairman  Emeritus  (since  January 1991) Over          Over
Vice Chairman of    of  the  Manager.   Formerly  a  director  $100,000   $100,000
the Board of        (January   1969-August   1999)   of   the
Trustees,           Manager.  Oversees 31  portfolios  in the
Trustee since 1990  OppenheimerFunds complex.
Age: 76
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K.          Of Counsel (since 1993),  Hogan & Hartson     $0     $50,001-$100,000
Yeutter, Trustee    (a  law   firm).   Other   directorships:
since 1991          Caterpillar,   Inc.   (since   1993)  and
Age: 71             Weyerhaeuser  Co. (since 1999).  Oversees
                    31  portfolios  in  the  OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue,  New
York,  NY  10018.  Mr.  Murphy  serves  for  an  indefinite  term,  until  his resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name;               Principal   Occupation(s)  During  Past  5 Dollar    Aggregate
                                                                         Dollar
                                                                         Range of
                                                                         Shares
                    Years;                                     Range of  Beneficially
Position(s) Held    Other  Trusteeships/Directorships  Held by Shares    Owned in
with Fund;          Trustee;                                   Beneficialany of the
Length of Service;  Number  of   Portfolios  in  Fund  Complex Owned in  Oppenheimer
Age                 Currently Overseen by Trustee              the Fund  Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman,   Chief  Executive  Officer  and $0           Over
President and       director  (since June 2001) and  President            $100,000
Trustee,            (since  September  2000)  of the  Manager;
Trustee since       President  and a  director  or  trustee of
October 2001        other Oppenheimer  funds;  President and a
Age: 53             director  (since July 2001) of Oppenheimer
                    Acquisition  Corp.  (the Manager's  parent
                    holding   company)   and  of   Oppenheimer
                    Partnership  Holdings,   Inc.  (a  holding
                    company  subsidiary  of  the  Manager);  a
                    director    (since   November   2001)   of
                    OppenheimerFunds   Distributor,   Inc.  (a
                    subsidiary of the  Manager);  Chairman and
                    a   director    (since   July   2001)   of
                    Shareholder   Services,    Inc.   and   of
                    Shareholder   Financial   Services,   Inc.
                    (transfer   agent   subsidiaries   of  the
                    Manager);  President and a director (since
                    July  2001)  of  OppenheimerFunds   Legacy
                    Program  (a   charitable   trust   program
                    established  by the  Manager);  a director
                    of the  investment  advisory  subsidiaries
                    of the Manager:  OFI  Institutional  Asset
                    Management,   Inc.  and  Centennial  Asset
                    Management   Corporation  (since  November
                    2001),    HarbourView   Asset   Management
                    Corporation  and OFI Private  Investments,
                    Inc. (since July 2001);  President  (since
                    November  1, 2001) and a  director  (since
                    July  2001)  of  Oppenheimer   Real  Asset
                    Management,   Inc.;   a  director   (since
                    November   2001)  of  Trinity   Investment
                    Management  Corp.  and  Tremont  Advisers,
                    Inc.  (Investment  advisory  affiliates of
                    the  Manager);  Executive  Vice  President
                    (since  February  1997)  of  Massachusetts
                    Mutual   Life   Insurance   Company   (the
                    Manager's  parent  company);   a  director
                    (since  June  1995)  of  DLB   Acquisition
                    Corporation  (a holding  company that owns
                    the  shares of David L.  Babson & Company,
                    Inc.);  formerly,  Chief Operating Officer
                    (September    2000-June   2001)   of   the
                    Manager;  President and trustee  (November
                    1999-November    2001)   of   MML   Series
                    Investment     Fund     and     MassMutual
                    Institutional  Funds (open-end  investment
                    companies);    a    director    (September
                    1999-August  2000) of C.M. Life  Insurance
                    Company;    President,   Chief   Executive
                    Officer    and     director     (September
                    1999-August  2000) of MML Bay  State  Life
                    Insurance   Company;   a  director   (June
                    1989-June  1998) of Emerald  Isle  Bancorp
                    and Hibernia  Savings Bank (a wholly-owned
                    subsidiary   of  Emerald  Isle   Bancorp).
                    Oversees    69     portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the  Officers  in the chart below is as follows:  Messrs.
Molleur,  Jennings and Zack and Ms. Feld is 498 Seventh  Avenue,  New York, NY
10018, Messrs.  Masterson,  Vottiero and Wixted and Mses. Bechtolt and Ives is
6803 S. Tucson Way,  Centennial,  CO  80112-3924.  Each Officer  serves for an annual term or until his or her resignation, retirement death or removal.

--------------------------------------------------------------------------------------
                                Officers of the Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Name;                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund; Length of
Service;
Age
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Frank Jennings, Vice    Vice  President  (since  September  1995) of the Manager;  an
President and           officer  of 1  portfolio  in  the  OppenheimerFunds  complex;
Portfolio Manager       before  joining  the  Manager  in  September   1995,  he  was
since October 2, 1995   Managing  Director of Global  Equities  at Mitchell  Hutchins
Age:  54                Asset  Management,  Inc., a subsidiary  of  PaineWebber  Inc.
                        (November 1993 - April 1995).
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President  and  Treasurer  (since March 1999) of
Treasurer, Principal    the  Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial and           Asset Management  Corporation,  Shareholder  Services,  Inc.,
Accounting Officer      Oppenheimer  Real Asset Management  Corporation,  Shareholder
(since April 1999)      Financial Services,  Inc., Oppenheimer  Partnership Holdings,
Age: 43                 Inc.,  OFI Private  Investments,  Inc.  (since  March  2000),
                        OppenheimerFunds    International    Ltd.   and   Oppenheimer
                        Millennium  Funds plc (since May 2000) and OFI  Institutional
                        Asset  Management,  Inc. (since November 2000) (offshore fund management subsidiaries of the Manager);  Treasurer and Chief
                        Financial  Officer  (since  May  2000) of  Oppenheimer  Trust
                        Company  (a  trust   company   subsidiary  of  the  Manager);
                        Assistant   Treasurer   (since  March  1999)  of  Oppenheimer
                        Acquisition Corp. and OppenheimerFunds  Legacy Program (since
                        April 2000);  formerly  Principal and Chief Operating Officer
                        (March 1995-March 1999),  Bankers Trust  Company-Mutual  Fund
                        Services  Division.  An  officer  of  85  portfolios  in  the
                        OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager  (since March
Assistant Treasurer     2002;  formerly  Vice  President/Corporate  Accounting of the
since 2002              Manager  (July  1999-March  2002) prior to which he was Chief
Age: 39                 Financial  Officer at Sovlink  Corporation  (April  1996-June
                        1999).  An officer of 85 portfolios  in the  OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 85
Age: 39                 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice  President  (since May 1985) and General  Counsel
Secretary since 2001    (since  February 2002) of the Manager;  General Counsel and a
Age: 54                 director   (since   November   2001)   of    OppenheimerFunds
                        Distributor,  Inc.; Senior Vice President and General Counsel
                        (since  November  2001)  of  HarbourView   Asset   Management
                        Corporation;  Vice President and a director  (since  November
                        2000) of Oppenheimer Partnership Holdings,  Inc.; Senior Vice
                        President,  General  Counsel and a director  (since  November
                        2001) of Shareholder  Services,  Inc.,  Shareholder Financial
                        Services,  Inc., OFI Private Investments,  Inc.,  Oppenheimer
                        Trust Company and OFI Institutional  Asset Management,  Inc.;
                        General  Counsel (since  November  2001) of Centennial  Asset
                        Management  Corporation;  a director (since November 2001) of
                        Oppenheimer Real Asset Management,  Inc.; Assistant Secretary
                        and a  director  (since  November  2001) of  OppenheimerFunds
                        International  Ltd.; Vice President  (since November 2001) of
                        OppenheimerFunds  Legacy Program;  Secretary  (since November
                        2001)  of  Oppenheimer  Acquisition  Corp.;  formerly  Acting
                        General Counsel (November  2001-February  2002) and Associate
                        General  Counsel  (May  1981-October  2001)  of the  Manager;
                        Assistant  Secretary  of  Shareholder  Services,   Inc.  (May
                        1985-November  2001),  Shareholder  Financial Services,  Inc.
                        (November      1989-November     2001);      OppenheimerFunds
                        International  Ltd.  and  Oppenheimer  Millennium  Funds  plc
                        (October  1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Philip T. Masterson,    Vice President and Assistant Counsel of the Manager (since
Assistant Secretary     July 1998); formerly, an associate with Davis, Graham, &
since 2002              Stubbs LLP (January 1997-June 1998). An officer of 85
Age: 38                 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President and Senior Counsel of the Manager (since July
Assistant Secretary     1999);  formerly a Vice  President and  Associate  Counsel of
since 2001              the  Manager  (September  1995-July  1999).  An officer of 82
Age: 45                 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel  (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June    1990)   of
since 2001              OppenheimerFunds Distributor,  Inc.; Director, Vice President
Age: 44                 and  Assistant  Secretary  (since  June  1999) of  Centennial
                        Asset Management Corporation;  Vice President (since 1997) of
                        Oppenheimer  Real  Asset  Management,   Inc.;  formerly  Vice
                        President  and   Associate   Counsel  of  the  Manager  (June
                        1990-July   1999).   An  officer  of  85  portfolios  in  the
                        OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the Manager;  Vice President (since 1999) of OppenheimerFunds
since 2001              Distributor,  Inc.;  Vice  President and Assistant  Secretary
Age: 36                 (since  1999)  of  Shareholder   Services,   Inc.;  Assistant
                        Secretary  (since December 2001) of  OppenheimerFunds  Legacy
                        Program and Shareholder  Financial  Services,  Inc.; formerly
                        Assistant  Vice  President  and  Assistant   Counsel  of  the
                        Manager (August  1997-June  1998);  Assistant  Counsel of the
                        Manager   (August   1994-August   1997).  An  officer  of  85
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------

      |X|  Remuneration  of Trustees.  The officers of the Fund and one of the
Trustees of the Fund (Mr.  Murphy) who are affiliated with the Manager receive no salary or fee from the Fund.  The  remaining  Trustees of the Fund received the  compensation  shown below from the Fund with respect to the Fund's fiscal year ended September 30, 2002. The compensation  from all of the Board I Funds
(including the Fund) represents  compensation received as a director,  trustee or member of a committee of the Board during the calendar year 2001.

-------------------------------------------------------------------------------------
Trustee Name and          For Fiscal Year Ended    For Calendar Year Ended 12/31/01
Other Fund
Position(s)
(as applicable)                  9/30/02
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                         Aggregate    Retirement      Estimated    Total
                                                                   Compensation
                                                       Annual      From All
                                                     Retirement    Oppenheimer Funds
                                                    Benefits Paid  For Which
                                       Benefits     at Retirement  Individual
                                      Accrued as   from all Board  Serves As
                       Compensation  Part of Fund      I Funds     Trustee/Director
                        From Fund1     Expenses     (33 Funds) 2      (33 Funds)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Leon Levy                 $14,794         $0          $133,352         $173,700
Chairman
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli           $9,008        $11,201       $55,6782         $202,8863
Study Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip Griffiths         $4,6754       $2,670         $10,256          $54,889
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Benjamin Lipstein         $12,788       $3,596        $115,270         $150,152
Study Committee
Chairman, Audit
Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley6             $0            $0             $0               $0
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Elizabeth B. Moynihan     $9,008        $13,610        $57,086         $105,760
Study Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A. Randall        $8,262        $2,856         $74,471          $97,012
Audit Committee
Chairman
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan           $8,173        $7,172         $46,313          $95,960
Proxy Committee
Chairman, Audit
Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S. Reynolds,      $6,114        $7,943         $48,991          $71,792
Jr.
Proxy Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Donald Spiro              $5,458        $3,284         $9,396           $64,080
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K. Yeutter        $6,1145       $7,418         $36,372          $71,792
Proxy Committee
Member
-------------------------------------------------------------------------------------
1.    Aggregate   compensation  from  the  Fund  includes  fees  and  deferred compensation, if any.
2.    Estimated  annual  retirement  benefits paid at retirement is based on a straight life payment plan election.  The amount for Mr. Galli  includes  $24,989 for serving as a trustee or director of 10  Oppenheimer  funds that are not Board
I Funds.
3.    Includes  $97,126 for Mr. Galli for serving as trustee or director of 10
Oppenheimer funds that are not Board I Funds.
4.    Aggregate  total  compensation  from the Fund includes  $4,675  deferred under Deferred Compensation Plan described below.
5.    Aggregate  compensation  from the Fund includes  $1,529  deferred  under
Deferred Compensation Plan described below.
6.    Elected to the Board on October 10, 2002 and  therefore  did not receive any compensation during the periods shown.

      |X|  Retirement  Plan for  Trustees.  The Fund has adopted a  retirement plan that  provides for payments to retired  Trustees.  Payments are up to 80%
of the average  compensation  paid during a Trustee's five years of service in which the highest  compensation was received.  A Trustee must serve as trustee for any of the Board I Oppenheimer  funds for at least 15 years to be eligible for the maximum  payment.  Each Trustee's  retirement  benefits will depend on the  amount of the  Trustee's  future  compensation  and  length  of  service.
Therefore the amount of those benefits  cannot be determined at this time, nor can we estimate  the number of years of credited  service that will be used to determine those benefits.

      |X| Deferred  Compensation Plan for Trustees.  The Board of Trustees has
adopted a Deferred  Compensation Plan for disinterested  trustees that enables them to elect to defer  receipt of all or a portion  of the  annual  fees they are  entitled  to  receive  from the Fund.  Under the plan,  the  compensation deferred by a Trustee is periodically  adjusted as though an equivalent amount had been invested in shares of one or more  Oppenheimer  funds selected by the
Trustee.  The amount  paid to the  Trustee  under the plan will be  determined based upon the performance of the selected funds.

      Deferral of  Trustees'  fees under the plan will not  materially  affect the Fund's  assets,  liabilities  or net  income per share.  The plan will not obligate  the  Fund  to  retain  the  services  of any  Trustee  or to pay any particular  level of compensation to any Trustee.  Pursuant to an Order issued by the  Securities and Exchange  Commission,  the Fund may invest in the funds selected by the Trustee  under the plan without  shareholder  approval for the limited  purpose  of  determining  the  value of the  Trustee's  deferred  fee account.

|X|   Major  Shareholders.  As of October 29, 2002, the only persons who owned of  record  or were  known by the Fund to own  beneficially  5% or more of any class of the Fund's  outstanding  shares,  and their holdings of that class as of that date, were the following:

Charles Schwab & Co. Inc., 101 Montgomery  St., San Francisco,  CA 94104-4122,
which owned  12,311,645.42  Class A shares  (21.88% of the Class A shares then outstanding), for the benefit of its customers.

Merrill  Lynch  Pierce  Fenner & Smith,  Inc.,  4800  Deer  Lake Dr. E, Fl. 3,
Jacksonville,  FL 32246-6484,  which owned  2,058,770.54 Class B shares (5.89%
of the  Class B shares  then  outstanding),  and  1,782,979.11  Class C shares
(10.55%  of the  Class C shares  then  outstanding),  for the  benefit  of its customers.

Smith  Barney,  333 West 34th Street,  New York,  NY  10001-2483,  which owned
863,461.50  Class C shares  (5.10% of the Class C then  outstanding),  for the benefit of its customers.

Del Charter  Guar. & Trust Tr.,  Landmark  School,  401K Plan,  P.O. Box 8704,
Wilmington, DE 19899-8704,  which owned 54,503.74 Class N shares (7.37% of the
Class N then outstanding).

IBT & Co, 200  Clarendon  St.,  Fl. 16,  Boston,  MA  02116-5021,  which owned
227,730.23 Class Y shares (82.19% of the Class Y shares then outstanding),  as custodian for the Manager's 401(k) Plan.

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics.  The Fund,  the Manager and the  Distributor  have a
Code of  Ethics.  It is  designed  to detect  and  prevent  improper  personal trading  by  certain  employees,  including  portfolio  managers,  that  would compete with or take advantage of the Fund's portfolio  transactions.  Covered persons  include  persons with  knowledge of the  investments  and  investment intentions  of the Fund and other funds  advised by the  Manager.  The Code of
Ethics  does  permit  personnel  subject to the Code to invest in  securities, including  securities that may be purchased or held by the Fund,  subject to a number of  restrictions  and controls.  Compliance  with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the  Fund's  registration  statement filed with the  Securities  and  Exchange  Commission  and can be reviewed and copied at the SEC's Public  Reference Room in Washington,  D.C. You can obtain information  about the hours of  operation  of the  Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement on the SEC's EDGAR database at the
SEC's Internet web site at www.sec.gov.  Copies may be obtained,  after paying a duplicating  fee, by electronic  request at the  following  E-mail  address:
publicinfo@sec.gov,  or by  writing  to the SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.

      |X|  The   Investment   Advisory   Agreement.   The   Manager   provides
investment  advisory and  management  services to the Fund under an investment advisory  agreement  between  the Manager  and the Fund.  The Manager  selects securities for the Fund's portfolio and handles its day-to-day  business.  The portfolio  manager of the Fund is  employed  by the  Manager and is the person who is principally  responsible  for the  day-to-day  management of the Fund's
portfolio.   Other   members  of  the   Manager's   Equity   Portfolio   Team,
particularly  William  Wilby,  provide the portfolio  manager with counsel and support in managing the Fund's portfolio.

    The agreement  requires the Manager,  at its expense,  to provide the Fund with adequate  office space,  facilities and  equipment.  It also requires the
Manager to provide and supervise  the  activities  of all  administrative  and clerical personnel required to provide effective  administration for the Fund.
Those  responsibilities  include the  compilation  and  maintenance of records with  respect to its  operations,  the  preparation  and  filing of  specified reports,  and composition of proxy materials and  registration  statements for continuous public sale of shares of the Fund.

    The Fund pays  expenses  not  expressly  assumed by the Manager  under the advisory agreement.  The advisory agreement lists examples of expenses paid by
the  Fund.  The  major  categories  relate  to  interest,   taxes,   brokerage
commissions,   fees  to  Independent  Trustees,   legal  and  audit  expenses,
custodian and transfer agent expenses,  share issuance costs, certain printing and  registration  costs  and  non-recurring  expenses,  including  litigation costs.  The management  fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus,  which are applied to the assets of the
Fund as a whole.  The fees are  allocated  to each class of shares  based upon the relative  proportion of the Fund's net assets  represented  by that class.
The  management  fee paid by the Fund to the  Manager  during  its last  three fiscal years were:

--------------------------------------------------------------------------------

Fiscal Year ended 9/30:       Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2000                                 $16,141,590
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2001                                 $20,036,232
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2002                                 $16,771,978
--------------------------------------------------------------------------------

    The investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross negligence in the performance of its duties or reckless  disregard  of  its  obligations  and  duties  under  the  investment advisory  agreement,  the Manager is not liable for any loss the Fund sustains in connection with matters to which the investment agreement relates.

    The  agreement  permits the Manager to act as  investment  advisor for any other  person,  firm or  corporation  and to use  the  name  "Oppenheimer"  in connection with other investment  companies for which it may act as investment advisor  or  general  distributor.  If the  Manager  shall  no  longer  act as investment  advisor to the Fund,  the  Manager may  withdraw  the right of the
Fund to use the name "Oppenheimer" as part of its name.

         |X|      Annual  Approval  of  Investment  Advisory  Agreement.  Each
year,  the  Board  of  Trustees,  including  a  majority  of  the  Independent
Trustees,  is  required  to approve  the  renewal of the  investment  advisory agreement.  The  Investment  Company Act requires  that the Board  request and evaluate  and  the  Manager  provide  such  information  as may be  reasonably necessary  to evaluate the terms of the  investment  advisory  agreement.  The board  employs an  independent  consultant  to prepare a report that  provides such information as the Board requests for this purpose.

      The Board also receives  information  about the 12b-1  distribution fees the  Fund  pays.  These  distribution  fees are  reviewed  and  approved  at a different time of the year.

      The  Board  reviewed  the  foregoing  information  in  arriving  at  its decision to renew the  investment  advisory  agreement.  Among other  factors, the Board considered:
o     The nature,  cost, and quality of the services  provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The  investment  performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services  received by the
      Fund from its relationship with the Manager, and
o     The  direct  and  indirect   benefits  the  Manager  received  from  its
      relationship  with the Fund.  These  included  services  provided by the
      Distributor  and the  Transfer  Agent,  and  brokerage  and soft  dollar arrangements  permissible under Section 28(e) of the Securities Exchange
      Act.

      The Board  considered  that the  Manager  must be able to pay and retain high quality  personnel at competitive  rates to provide services to the Fund.
The Board also  considered  that  maintaining  the financial  viability of the
Manager is  important  so that the Manager will be able to continue to provide quality  services  to the Fund and its  shareholders  in  adverse  times.  The
Board  also  considered  the  investment  performance  of other  mutual  funds advised by the Manager.  The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees,  meeting separately  from the  full  Board  with  experienced  Counsel  to the Fund who assisted the Board in its  deliberations.  The Fund's  Counsel is  independent of the Manager  within the meaning and intent of the SEC Rules  regarding  the independence of counsel.

      In arriving  at a decision,  the Board did not single out any one factor or  group  of  factors  as  being  more  important  than  other  factors,  but considered  all factors  together.  The Board judged the terms and  conditions of the investment advisory  agreement,  including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory Agreement.  One of the duties of the  Manager  under the  investment  advisory  agreement  is to arrange the
portfolio   transactions  for  the  Fund.  The  advisory   agreement  contains
provisions  relating to the employment of  broker-dealers to effect the Fund's portfolio  transactions.  The Manager is authorized by the advisory  agreement to employ  broker-dealers,  including  "affiliated"  brokers,  as that term is defined in the Investment  Company Act. The Manager may employ  broker-dealers that the Manager thinks,  in its best judgment based on all relevant  factors, will implement the policy of the Fund to obtain,  at reasonable  expense,  the
"best  execution"  of the  Fund's  portfolio  transactions.  "Best  execution"
means prompt and reliable  execution at the most favorable  price  obtainable.
The Manager  need not seek  competitive  commission  bidding.  However,  it is expected to be aware of the current rates of eligible  brokers and to minimize the commissions paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement,  the Manager may select brokers
(other than  affiliates) that provide  brokerage and/or research  services for the Fund and/or the other  accounts  over which the Manager or its  affiliates have  investment  discretion.  The  commissions  paid to such  brokers  may be higher than another  qualified  broker would  charge,  if the Manager  makes a good  faith  determination  that  the  commission  is fair and  reasonable  in relation  to the  services  provided.  Subject to those  considerations,  as a factor  in  selecting  brokers  for the  Fund's  portfolio  transactions,  the
Manager  may also  consider  sales of shares of the Fund and other  investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the  provisions of the investment  advisory  agreement and the  procedures  and  rules  described  above.  Generally,  the  Manager's portfolio  traders  allocate  brokerage  based upon  recommendations  from the
Manager's  portfolio  managers.  In certain instances,  portfolio managers may directly  place trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

    Transactions  in securities  other than those for which an exchange is the primary  market  are  generally  done with  principals  or market  makers.  In transactions  on  foreign  exchanges,  the Fund may be  required  to pay fixed brokerage  commissions  and therefore would not have the benefit of negotiated
commissions  available  in  U.S.  markets.   Brokerage  commissions  are  paid
primarily for  transactions in listed  securities or for certain  fixed-income agency transactions in the secondary market.  Otherwise brokerage  commissions are paid only if it appears  likely that a better  price or  execution  can be obtained by doing so. In an option  transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction in the securities to which the option relates.

    Other funds  advised by the Manager have  investment  policies  similar to those  of  the  Fund.  Those  other  funds  may  purchase  or  sell  the  same securities  as the Fund at the same time as the Fund,  which could  affect the supply  and  price of the  securities.  If two or more  funds  advised  by the
Manager  purchase the same security on the same day from the same dealer,  the transactions  under  those  combined  orders  are  averaged  as to  price  and allocated in accordance  with the purchase or sale orders  actually placed for each account.

    Most  purchases of debt  obligations  are  principal  transactions  at net prices.  Instead of using a broker for those  transactions,  the Fund normally deals  directly  with the  selling or  purchasing  principal  or market  maker unless  the  Manager  determines  that a  better  price  or  execution  can be
obtained  by  using  the   services  of  a  broker.   Purchases  of  portfolio
securities  from  underwriters  include a commission or concession paid by the issuer to the  underwriter.  Purchases  from dealers  include a spread between the bid and asked prices.  The Fund seeks to obtain prompt  execution of these orders at the most favorable net price.

    The  investment   advisory  agreement  permits  the  Manager  to  allocate
brokerage  for  research  services.   The  research  services  provided  by  a
particular  broker may be useful only to one or more of the advisory  accounts of the Manager and its affiliates.  The investment  research  received for the commissions  of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment  research may be supplied to the Manager by a third party at the instance of a broker  through which trades are placed.

    Investment   research   services  include   information  and  analysis  on
particular  companies and industries as well as market or economic  trends and portfolio strategy,  market quotations for portfolio evaluations,  information systems,  computer  hardware and similar products and services.  If a research service  also  assists  the  Manager  in  a  non-research  capacity  (such  as bookkeeping or other  administrative  functions),  then only the percentage or
component   that  provides   assistance  to  the  Manager  in  the  investment
decision-making process may be paid in commission dollars.

    The Board of Trustees  permits the  Manager to use stated  commissions  on secondary  fixed-income  agency  trades  to  obtain  research  if  the  broker represents to the Manager that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was  executed by the broker on an agency basis at the  stated  commission,  and (iii) the trade is not a  riskless  principal transaction.  The Board of Trustees  permits the Manager to use concessions on fixed-price  offerings to obtain research,  in the same manner as is permitted for agency transactions.

    The  research   services  provided  by  brokers  broadens  the  scope  and supplements  the research  activities of the Manager.  That research  provides additional views and comparisons for  consideration,  and helps the Manager to obtain market  information  for the  valuation of  securities  that are either held in the  Fund's  portfolio  or are  being  considered  for  purchase.  The
Manager  provides  information  to the  Board  about the  commissions  paid to brokers furnishing such services,  together with the Manager's  representation that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

---------------------------------------------------------------------------------

  Fiscal Year Ended 9/30:      Total Brokerage Commissions Paid by the Fund1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2000                                  $5,369,016
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2001                                  $4,275,799
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2002                                 $4,190,3792
---------------------------------------------------------------------------------

1.    Amounts do not include spreads or concessions on principal  transactions on a net trade basis.
2.    In the fiscal year ended 9/30/02,  the amount of  transactions  directed to brokers for  research  services  was  $85,578,425  and the amount of the commissions paid to broker-dealers for those services was $227,723.

Distribution and Service Plans

The  Distributor.  Under its General  Distributor's  Agreement  with the Fund, the  Distributor  acts as the Fund's  principal  underwriter in the continuous public  offering of the Fund's  different  classes of shares.  The Distributor bears the expenses normally  attributable to sales,  including advertising and the cost of printing and mailing  prospectuses,  other than those furnished to existing  shareholders.  The  Distributor  is not obligated to sell a specific number of shares.  Expenses  normally  attributable  to sales are borne by the
Distributor.

    The  sales  charges  and   concessions   paid  to,  or  retained  by,  the
Distributor  from the sale of shares  during  the  Fund's  three  most  recent fiscal  years,  and the  contingent  deferred  sales  charges  retained by the
Distributor  on the  redemption  of shares for the most recent fiscal year are shown in the tables below.

---------------------------------------------------------------------------------------
          Aggregate  Class A      Concessions  Concessions   Concessions  Concessions
Fiscal    Front-End  Front-End    on Class A   on Class B    on Class C   on Class N
Year      Sales      Sales        Shares       Shares        Shares       Shares
Ended     Charges    Charges      Advanced by  Advanced by   Advanced by  Advanced by
9/30:     on Class   Retained by  Distributor1 Distributor1  Distributor1 Distributor1
          A Shares   Distributor
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
  2000    $9,517,783  $2,451,701    $826,132    $21,027,298   $2,595,948      N/A
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
  2001    $5,150,951  $1,273,791    $639,327    $9,723,064    $1,208,795    $16,1743
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
  2002    $2,801,900   $769,311     $272,589    $4,222,640     $682,449     $129,871
---------------------------------------------------------------------------------------

1.    The  Distributor  advances  commission  payments  to dealers for certain sales of Class A shares  and for sales of Class B and  Class C shares  from its own resources at the time of sale.
2.    Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.
3.    The inception date of Class N shares was March 1, 2001.

---------------------------------------------------------------------------------
             Class A          Class B          Class C          Class N
Fiscal       Contingent       Contingent       Contingent       Contingent
Years Ended  Deferred Sales   Deferred Sales   Deferred Sales   Deferred Sales
9/30:        Charges          Charges          Charges Retained Charges
             Retained by      Retained by      by Distributor   Retained by
             Distributor      Distributor                       Distributor
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
    2002         $28,906         $2,339,843        $58,786          $83,676
---------------------------------------------------------------------------------

Distribution  and  Service  Plans.  The Fund has  adopted a  Service  Plan for
Class A shares and  Distribution  and  Service  Plans for Class B, Class C and
Class N shares under Rule 12b-1 of the  Investment  Company  Act.  Under those plans  the  Fund  pays  the  Distributor  for all or a  portion  of its  costs incurred in connection with the  distribution  and/or  servicing of the shares of the  particular  class.  Each plan has been approved by a vote of the Board
of Trustees, including a majority of the Independent Trustees2,     cast    in
person at a meeting called for the purpose of voting on that plan.

    Under the plans,  the Manager  and the  Distributor  may make  payments to affiliates and, in their sole discretion,  from time to time may use their own resources  (at no  direct  cost to the  Fund)  to make  payments  to  brokers, dealers or other financial  institutions for  distribution and  administrative services they  perform.  The Manager may use its profits from the advisory fee it receives from the Fund. In their sole  discretion,  the Distributor and the
Manager may increase or decrease  the amount of payments  they make from their own resources to plan recipients.

    Unless a plan is  terminated  as described  below,  the plan  continues in effect  from year to year but only if the  Fund's  Board of  Trustees  and its
Independent  Trustees  specifically  vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting  called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

    The Board of  Trustees  and the  Independent  Trustees  must  approve  all material  amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be  approved by  shareholders  of the class  affected  by  the  amendment.  Because  Class  B  shares  of  the  Fund automatically  convert  into  Class A shares  after six  years,  the Fund must obtain the  approval of both Class A and Class B  shareholders  for a proposed material  amendment  to  the  Class  A Plan  that  would  materially  increase payments  under the Plan.  That approval  must be by a "majority"  (as defined in the Investment Company Act) of the shares of each Class,  voting separately by class.

    While the plans are in effect,  the  Treasurer  of the Fund shall  provide separate  written  reports  on the  plans to the  Board of  Trustees  at least quarterly for its review.  The Reports shall detail the amount of all payments made under a plan and the  purpose  for which the  payments  were made.  Those reports are subject to the review and approval of the Independent Trustees.

    Each plan states that while it is in effect,  the selection and nomination of those Trustees of the Fund who are not "interested  persons" of the Fund is committed  to the  discretion  of the  Independent  Trustees.  This  does  not prevent the  involvement of others in the selection and nomination  process as long as the final  decision as to  selection  or  nomination  is approved by a majority of the Independent Trustees.

    Under the plan for a class,  no payment  will be made to any  recipient in any quarter in which the  aggregate net asset value of all Fund shares of that class held by the  recipient  for itself and its  customers  does not exceed a minimum  amount,  if any,  that may be set from time to time by a majority  of the Independent  Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments  under the plans.

    |X| Class A Service  Plan  Fees.  Under  the  Class A  service  plan,  the
Distributor  currently uses the fees it receives from the Fund to pay brokers,
dealers  and  other   financial   institutions   (they  are   referred  to  as
"recipients")  for personal  services and account  maintenance  services  they provide for their  customers  who hold Class A shares.  The services  include, among  others,  answering  customer  inquiries  about the Fund,  assisting  in
establishing  and  maintaining   accounts  in  the  Fund,  making  the  Fund's
investment  plans available and providing other services at the request of the
Fund or the  Distributor.  While  the plan  permits  the  Board  to  authorize payments to the  Distributor to reimburse  itself for services under the plan, the  Board  has not yet  done  so.  The  Distributor  makes  payments  to plan recipients  quarterly  at an annual  rate not to exceed  0.25% of the  average annual net assets  consisting  of Class A shares  held in the  accounts of the recipients  or their  customers.  With  respect to purchases of Class A shares subject to a  contingent  deferred  sales charge by certain  retirement  plans that purchased such shares prior to March 1, 2001  ("grandfathered  retirement accounts"),  the  Distributor  currently  intends  to pay the  service  fee to
Recipients  in advance  for the first  year  after the  shares are  purchased.
After the first year shares are  outstanding,  the  Distributor  makes service fee payments to Recipients  quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares  purchased by exchange do not qualify for the advance service fee payment.  If Class A shares  purchased by grandfathered  retirement accounts are redeemed during the first year after their  purchase,  the  Recipient  of the service  fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance  payment of the service fee made on those shares.

    For the fiscal year ended  September 30, 2002  payments  under the Class A
Plan  totaled  $2,914,386,  all  of  which  was  paid  by the  Distributor  to recipients.  That included  $139,400 paid to an affiliate of the Distributor's
parent  company.  Any  unreimbursed   expenses  the  Distributor  incurs  with
respect  to  Class  A  shares  in any  fiscal  year  cannot  be  recovered  in subsequent  years.  The  Distributor  may not use payments  received under the
Class A Plan to pay any of its interest expenses,  carrying charges,  or other financial costs, or allocation of overhead.

      |X| Class B,  Class C and Class N Service  and  Distribution  Plan Fees.
Under  each plan,  service  fees and  distribution  fees are  computed  on the average of the net asset value of shares in the respective  class,  determined as of the close of each  regular  business  day during the  period.  Each plan provides for the  Distributor to be  compensated  at a flat rate,  whether the
Distributor's  distribution expenses are more or less than the amounts paid by the Fund  under the plan  during  the  period  for which the fee is paid.  The types  of  services  that  recipients  provide  are  similar  to the  services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the  asset-based  sales charges  and  the  service  fees or to pay  recipients  the  service  fee on a
quarterly  basis,  without  payment  in  advance.   However,  the  Distributor
currently  intends to pay the  service  fee to  recipients  in advance for the first year after Class B, Class C and Class N shares are purchased.  After the first year Class B, Class C or Class N shares  are  outstanding,  after  their purchase,  the  Distributor  makes  service fee  payments  quarterly  on those shares.  The advance  payment is based on the net asset value of shares  sold.
Shares  purchased  by exchange  do not  qualify  for the  advance  service fee payment.  If Class B, Class C or Class N shares are redeemed  during the first year after their  purchase,  the recipient of the service fees on those shares will be obligated to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

      The  asset-based  sales  charge and service  fees  increase  Class B and
Class C expenses by 1.00% and the  asset-based  sales  charge  and,  increases
Class N expenses by 0.50% of the net assets per year of the respective class.

      The  Distributor  retains the  asset-based  sales  charge on Class B and
Class N shares.  The  Distributor  retains  the  asset-based  sales  charge on
Class C shares during the first year the shares are  outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding  for a year or more.  If a dealer has a special  agreement with the  Distributor,  the  Distributor  will pay the Class B, Class C and/or
Class N service fee and the asset-based  sales charge to the dealer  quarterly in lieu of paying  the sales  concessions  and  service  fee in advance at the time of purchase.

    The  asset-based  sales  charges  on Class B,  Class C and  Class N shares allow  investors to buy shares without a front-end sales charge while allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based  sales charges to the Distributor for its services rendered in distributing  Class B, Class C and Class N shares.  The  payments  are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
o     may  finance  payment of sales  concessions  and/or  the  advance of the service fee payment to recipients  under the plans,  or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support  distribution of Class B, Class C and Class
      N shares,
o     bears  the  costs  of sales  literature,  advertising  and  prospectuses
      (other than those  furnished  to current  shareholders)  and state "blue sky" registration fees and certain other  distribution  expenses may not be able to adequately  compensate dealers that sell Class B, Class C and
      Class N shares without  receiving  payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives  payments under the plans  consistent with the service fees and asset-based  sales  charges  paid by other  non-proprietary  funds  that charge 12b-1 fees,
o     may use the  payments  under  the plan to  include  the Fund in  various third-party  distribution  programs  that  may  increase  sales  of Fund shares,
o     may  experience  increased  difficulty  selling  the  Fund's  shares  if payments under the plan are  discontinued  because most competitor funds have plans that pay dealers for rendering  distribution services as much or more than the amounts  currently  being paid by the Fund, and may not be able to  continue  providing,  at the same or at a lesser  cost,  the same quality distribution sales efforts and services,  or to obtain such services  from  brokers and  dealers,  if the plan  payments  were to be discontinued.

         When  Class  B,  Class C or  Class N  shares  are  sold  without  the
   designation  of  a   broker-dealer,   the   Distributor  is   automatically
   designated as the  broker-dealer of record. In those cases, the Distributor may refrain the service fee and  asset-based  sales charge paid on Class B,
   Class C and Class N shares.

      The Distributor's  actual expenses in selling Class B, Class C and Class
N shares  may be more  than  the  payments  it  receives  from the  contingent deferred  sales charges  collected on redeemed  shares and from the Fund under the plans.  If either  the Class B, Class C or the Class N plan is  terminated by the Fund, the Board of Trustees may allow the Fund to continue  payments of the  asset-based  sales  charge to the  Distributor  for  distributing  shares before the plan was terminated.

-------------------------------------------------------------------------------
Distribution Fees Paid to the Distributor in the Fiscal Year Ended 9/30/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                              Distributor's     Distributor's
                                              Aggregate         Unreimbursed
                 Total         Amount         Unreimbursed      Expenses  as %
Class:           Payments      Retained    by Expenses    Under of Net  Assets
                 Under Plan    Distributor    Plan              of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan     $7,483,086    $5,965,307     $24,900,036       4.77%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan     $3,505,048    $672,835       $5,354,709        2.11%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan     $40,774       $39,874        $133,081          1.27%
-------------------------------------------------------------------------------

    All payments  under the Class B, Class C and the Class N plans are subject to the  limitations  imposed by the Conduct Rules of the National  Association of  Securities  Dealers,  Inc. on payments of  asset-based  sales  charges and service fees.

Performance of the Fund

Explanation  of Performance  Terminology.  The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include "cumulative total return,"  "average  annual total return,"  "average annual total return at net asset  value" and "total  return at net asset  value." An  explanation  of how total  returns are  calculated  is set forth below.  The charts below show the
Fund's  performance  as of the Fund's  most recent  fiscal  year end.  You can obtain current  performance  information by calling the Fund's  Transfer Agent at  1.800.225.5677  or by visiting the  OppenheimerFunds  Internet  website at
www.oppenheimerfunds.com.

      The Fund's  illustrations of its performance data in advertisements must comply  with rules of the  Securities  and  Exchange  Commission.  Those rules describe  the types of  performance  data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average  annual  total  returns for the  advertised  class of shares  of the Fund.  Those  returns  must be shown  for the  one-,  five- and
10-year  periods  (or the life of the  class,  if less)  ending as of the most recently ended calendar quarter prior to the publication of the  advertisement
(or its submission for publication).

      Use of  standardized  performance  calculations  enables an  investor to compare the Fund's  performance to the performance of other funds for the same periods.  However,  a number of factors should be considered  before using the
Fund's   performance   information  as  a  basis  for  comparison  with  other
investments:
o     Total returns measure the  performance of a hypothetical  account in the
      Fund  over  various  periods  and do not  show the  performance  of each shareholder's  account.  Your account's  performance  will vary from the model  performance  data if your  dividends are received in cash, or you buy or sell  shares  during the  period,  or you bought your shares at a different time and price than the shares used in the model.
o     An  investment  in the  Fund is not  insured  by the  FDIC or any  other government agency.
o     The Fund's  performance  returns do not  reflect  the effect of taxes on dividends and capital gains distributions.
o     The  principal  value of the  Fund's  shares and total  returns  are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's  shares are redeemed,  they may be worth more or less than their original cost.
o     Total   returns   for  any  given  past  period   represent   historical
      performance  information  and are not, and should not be  considered,  a prediction of future returns.

      The  performance  of each class of shares is shown  separately,  because the  performance  of each class of shares will usually be  different.  That is because  of the  different  kinds of  expenses  each  class  bears.  The total returns  of  each  class  of  shares  of  the  Fund  are  affected  by  market conditions,  the  quality  of the Fund's  investments,  the  maturity  of debt investments,  the  types of  investments  the Fund  holds,  and its  operating expenses that are allocated to the particular class.

      |X|  Total  Return  Information.  There  are  different  types of "total returns"  to measure  the Fund's  performance.  Total  return is the change in value of a hypothetical  investment in the Fund over a given period,  assuming
that  all  dividends  and  capital  gains   distributions  are  reinvested  in
additional  shares  and  that the  investment  is  redeemed  at the end of the period.  Because of  differences  in  expenses  for each class of shares,  the total returns for each class are separately  measured.  The  cumulative  total return  measures the change in value over the entire period (for example,  ten years).  An average  annual  total return shows the average rate of return for each year in a period that would produce the cumulative  total return over the entire  period.  However,  average  annual  total  returns do not show  actual year-by-year  performance.  The Fund uses  standardized  calculations  for its total returns as prescribed by the SEC. The methodology is discussed below.

      In  calculating  total returns for Class A shares,  the current  maximum sales  charge of 5.75% (as a  percentage  of the  offering  price) is deducted from the initial  investment  ("P")  (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment of the applicable contingent  deferred  sales  charge is  applied,  depending  on the period for which the return is shown:  5.0% in the first year,  4.0% in the second  year,
3.0% in the third and fourth years,  2.0% in the fifth year, 1.0% in the sixth year and none  thereafter.  For Class C  shares,  the 1%  contingent  deferred sales  charge is deducted  for returns for the  one-year  period.  For Class N shares,  the 1% contingent  deferred  sales charge is deducted for returns for the one year and life of class periods,  as applicable.  Class N total returns may also be  calculated  for the periods prior to 3.1.01 (the  inception  date for Class N shares), based on the Fund's Class A returns,  adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge for Class Y shares.

            |_|  Average  Annual  Total  Return.  The  "average  annual  total return" of each class is an average annual  compounded rate of return for each year in a  specified  number of years.  It is the rate of return  based on the change in value of a  hypothetical  initial  investment  of $1,000 ("P" in the formula  below) held for a number of years ("n" in the  formula) to achieve an
Ending  Redeemable Value ("ERV" in the formula) of that investment,  according to the following formula:

                                        1/n
                                (ERV   )    - 1 = Average Annual Total Return
                                (----- )
                                  P

            |_| Average  Annual Total Return  (After Taxes on  Distributions).
The "average  annual total return (after taxes on  distributions)"  of Class A shares is an  average  annual  compounded  rate of  return  for each year in a specified  number of years,  adjusted  to show the  effect  of  federal  taxes
(calculated using the highest individual  marginal federal income tax rates in effect on any reinvestment  date) on any distributions made by the Fund during the  specified  period.  It is the rate of return based on the change in value of a  hypothetical  initial  investment  of $1,000 ("P" in the formula  below)
held for a number of years ("n" in the  formula)  to  achieve an ending  value
("ATVD" in the  formula) of that  investment,  after  taking into  account the effect  of  taxes on Fund  distributions,  but not on the  redemption  of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
1/n         Distributions)
  P

            |_| Average Annual Total Return (After Taxes on Distributions  and
Redemptions).  The "average annual total return (after taxes on  distributions and  redemptions)"  of Class A shares is an average annual  compounded rate of return  for each year in a  specified  number of years,  adjusted  to show the effect of federal  taxes  (calculated  using the highest  individual  marginal federal  income  tax  rates  in  effect  on  any  reinvestment  date)  on  any distributions  made by the Fund during the specified  period and the effect of capital gains taxes or capital loss tax benefits  (each  calculated  using the highest federal  individual capital gains tax rate in effect on the redemption date)  resulting  from the  redemption of the shares at the end of the period.
It is the rate of  return  based  on the  change  in  value of a  hypothetical initial  investment of $1,000 ("P" in the formula  below) held for a number of years  ("n" in the  formula)  to  achieve  an  ending  value  ("ATVDR"  in the formula) of that investment,  after taking into account the effect of taxes on fund  distributions  and on the  redemption  of Fund shares,  according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
1/n         Distributions and Redemption)
  P

            |_|  Cumulative  Total  Return.   The  "cumulative  total  return"
calculation  measures  the  change in value of a  hypothetical  investment  of
$1,000 over an entire period of years.  Its calculation  uses some of the same factors as average  annual total  return,  but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

                                ERV - P
                                -------   = Total Return
                                   P

            |_| Total  Returns at Net Asset Value.  From time to time the Fund may also quote a  cumulative  or an average  annual total return "at net asset value"  (without  deducting  sales  charges)  for Class A, Class B, Class C or
Class N shares.  There is no sales  charge  on Class Y  shares.  Each is based on the  difference  in net asset value per share at the  beginning and the end of the period for a hypothetical  investment in that class of shares  (without considering  front-end or contingent  deferred  sales  charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------

             The Fund's Total Returns for the Periods Ended 9/30/02
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
Class of  Returns (10
Shares    years or Life of
          Class if less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                 1-Year            5-Years          10-Years
                                                     (or              (or
                                               life-of-class)    life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A1  141.09%  155.80%  -20.83%  -16.01%   0.69%    1.89%    9.20%   9.85%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B(2) 67.75%   67.75%  -20.80%  -16.63%   0.84%    1.13%    7.70%   7.70%
---------------------------------------------------------------------------------
Class C(3) 87.60%   87.60%  -17.46%  -16.62%   1.13%    1.13%    7.38%   7.38%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N4  -40.31%  -40.31%  -17.02%  -16.19%  -27.85%  -27.85%    N/A     N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y5  -46.53%  -46.53%  -15.58%  -15.58%  -31.35%  -31.35%    N/A     N/A
---------------------------------------------------------------------------------

1. Inception of Class A:      10/22/90
2. Inception of Class B:      10/10/95
3. Inception of Class C:      12/1/93
4. Inception of Class N:      3/1/01
5. Inception of Class Y:      2/1/01

---------------------------------------------------------------------------------
      Average Annual Total Returns for Class A Shares (After Sales Charge)
                      For the Fiscal Periods Ended 9/30/02
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                            1-Year             5-Years            10-Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After      Tax      on      -20.83%            -1.56%               6.65%
Distributions
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After     Taxes     on
Distributions      and      -12.67%            -0.20%               3.65%
Sale of Fund Shares
---------------------------------------------------------------------------------
Other Performance  Comparisons.  The Fund compares its performance annually to that of an  appropriate  broadly-based  market  index in its Annual  Report to shareholders.  You can obtain that  information  by  contacting  the  Transfer
Agent  at the  addresses  or  telephone  numbers  shown  on the  cover of this
Statement  of   Additional   Information.   The  Fund  may  also  compare  its
performance to that of other  investments,  including  other mutual funds,  or use rankings of its performance by independent  ranking entities.  Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings.  From time to time the Fund may publish the ranking of the  performance  of its  classes  of shares by  Lipper,  Inc.  ("Lipper").
Lipper is a  widely-recognized  independent  mutual fund  monitoring  service.
Lipper monitors the performance of regulated investment  companies,  including the Fund, and ranks their  performance for various periods based on categories relating  to  investment  styles.  The  performance  of the Fund is  ranked by
Lipper  against  all other  global  flexible  funds.  The  Lipper  performance rankings are based on total returns that include the  reinvestment  of capital gain  distributions  and income  dividends  but do not take  sales  charges or taxes into consideration.  Lipper also publishes  "peer-group"  indices of the performance  of all mutual  funds in a category  that it monitors and averages of the performance of the funds in particular categories.

         |X|      Morningstar  Ratings.   From  time  to  time  the  Fund  may
publish  the star  rating  of the  performance  of its  classes  of  shares by
Morningstar,   Inc.,   an   independent   mutual  fund   monitoring   service.
Morningstar  rates mutual funds in their specialized  market sector.  The Fund is rated among funds in the world stock funds category.

      Morningstar  proprietary star ratings reflect  historical  risk-adjusted total  investment  return.  For each fund with at least a three-year  history,
Morningstar   calculates  a   Morningstar   Rating(TM)  based  on  a  Morningstar
Risk-Adjusted  Return  measure that accounts for variation in a fund's monthly performance  (including  the effects of sales charges,  loads,  and redemption fees),  placing more emphasis on downward variations and rewarding  consistent performance.  The top 10% of  funds in each  category  receive  5  stars,  the next  22.5%  receive 4 stars,  the next 35%  receive 3 stars,  the next  22.5%
receive 2 stars,  and the  bottom 10%  receive 1 star.  (Each  share  class is counted  as a fraction  of one fund  within  this scale and rated  separately, which  may cause  slight  variations  in the  distribution  percentages.)  The
Overall  Morningstar  Rating for a fund is derived from a weighted  average of the  performance  figures  associated with its three-,  five-and  ten-year (if applicable) Morningstar Rating metrics.

      The Fund may also  compare  its  total  return  rating  to that of other funds in its  Morningstar  category,  in addition to its star  ratings.  Those total return ratings are  percentages  from one percent to one hundred percent and are not risk adjusted.  For example,  if a fund is in the 94th percentile, that means that 94% of the funds in the same  category  performed  better than it did.

      |X|   Performance   Rankings  and  Comparisons  by  Other  Entities  and
Publications.  From time to time the Fund may  include  in its  advertisements
and  sales  literature  performance   information  about  the  Fund  cited  in
newspapers and other  periodicals  such as The New York Times, The Wall Street
Journal,  Barron's,  or similar  publications.  That  information  may include performance  quotations from other sources,  including Lipper and Morningstar.
The   performance  of  the  Fund's  classes  of  shares  may  be  compared  in
publications   to  the   performance   of  various  market  indices  or  other
investments,  and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors  may also wish to compare  the  returns  on the  Fund's  share classes to the return on  fixed-income  investments  available  from banks and
thrift  institutions.   Those  include   certificates  of  deposit,   ordinary
interest-paying  checking  and savings  accounts,  and other forms of fixed or variable  time  deposits,  and  various  other  instruments  such as  Treasury bills.  However,  the Fund's  returns  and share price are not  guaranteed  or insured by the FDIC or any other agency and will fluctuate  daily,  while bank depository  obligations may be insured by the FDIC and may provide fixed rates of return.  Repayment  of  principal  and  payment  of  interest  on  Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time,  the Fund may  publish  rankings  or  ratings  of the
Manager or Transfer Agent,  and of the investor  services  provided by them to shareholders of the Oppenheimer funds, other than performance  rankings of the
Oppenheimer  funds  themselves.  Those ratings or rankings of shareholder  and investor  services by third parties may include  comparisons of their services to those  provided  by other  mutual fund  families  selected by the rating or ranking  services.  They  may be based  upon the  opinions  of the  rating  or ranking service itself, using its research or judgment,  or based upon surveys of investors, brokers, shareholders or others.

      From time to time, the Fund may include in its  advertisements and sales literature the total return  performance of a hypothetical  investment account that includes  shares of the Fund and other  Oppenheimer  funds.  The combined account  may be  part of an  illustration  of an  asset  allocation  model  or similar  presentation.  The  account  performance  may  combine  total  return performance of the Fund and the total return  performance of other Oppenheimer funds  included in the account.  Additionally,  from time to time,  the Fund's
advertisements   and  sales  literature  may  include,   for  illustrative  or
comparative  purposes,  statistical data or other information about general or specific  market and  economic  conditions.  That may  include,  for  example, information  about  the  performance  of  certain  securities  or  commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions.
o     the   earnings  of   companies   included  in  segments  of   particular
      industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk or other characteristics of the Fund.

A BO U T   Y O U R   A C C O U N T

How to Buy Shares

      Additional  information is presented below about the methods that can be used to buy shares of the Fund.  Appendix C contains  more  information  about
the  special  sales  charge   arrangements   offered  by  the  Fund,  and  the
circumstances  in which  sales  charges  may be reduced or waived for  certain classes of investors.

AccountLink.  When shares are  purchased  through  AccountLink,  each purchase must be at least $50 and  shareholders  must  invest at least  $500  before an
Asset  Builder Plan  (described  below) can be  established  on a new account.
Accounts  established  prior  to  November  1,  2002  will  remain  at $25 for additional  purchases.  Shares will be purchased  on the regular  business day the  Distributor  is  instructed  to initiate  the  Automated  Clearing  House
("ACH")  transfer to buy the shares.  Dividends will begin to accrue on shares purchased  with the  proceeds of ACH  transfers  on the  business day the Fund receives  Federal  Funds for the  purchase  through the ACH system  before the close of The New York Stock  Exchange.  The Exchange  normally  closes at 4:00
P.M.,  but may close  earlier on certain  days.  If Federal Funds are received on a  business  day  after  the  close of the  Exchange,  the  shares  will be purchased  and  dividends  will begin to accrue on the next  regular  business day. The  proceeds of ACH  transfers  are normally  received by the Fund three days after the  transfers are  initiated.  If the proceeds of the ACH transfer are not  received on a timely  basis,  the  Distributor  reserves the right to cancel the purchase  order.  The  Distributor and the Fund are not responsible
for  any  delays  in   purchasing   shares   resulting   from  delays  in  ACH
transmissions.

Reduced  Sales  Charges.  As  discussed  in the  Prospectus,  a reduced  sales charge rate may be obtained  for Class A  shares  under Right of  Accumulation and Letters of Intent  because of the economies of sales efforts and reduction in expenses  realized  by the  Distributor,  dealers  and brokers  making such sales.  No sales charge is imposed in certain  other  circumstances  described in  Appendix  C to  this  Statement  of  Additional  Information  because  the
Distributor or dealer or broker incurs little or no selling expenses.

      |X|  Right of  Accumulation.  To  qualify  for the  lower  sales  charge rates that apply to larger  purchases  of Class A shares,  you and your spouse can add together:
o     Class A and Class B shares you  purchase  for your  individual  accounts
         (including IRAs and 403(b) plans),  or for your joint accounts or for trust or  custodial  accounts  on  behalf  of your  children  who are minors, and
o     Current  purchases  of Class A and  Class B shares of the Fund and other
         Oppenheimer  funds to reduce the sales  charge  rate that  applies to current purchases of Class A shares, and
o     Class  A  and  Class  B  shares  of  Oppenheimer  funds  you  previously purchased  subject to an initial or contingent  deferred sales charge to reduce the sales  charge  rate for  current  purchases  of Class A shares,  provided  that you still hold your  investment in one of the
         Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust,  estate or other fiduciary  account  (including one or more employee  benefit plans of the same employer) that has multiple  accounts.  The Distributor will add the value, at current  offering price, of the shares you previously  purchased and currently own to the value of current  purchases to determine the sales charge rate that applies.  The reduced sales charge will apply only to current  purchases.  You must request it when you buy shares.

|X|   The  Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for which the Distributor  acts as the  distributor and currently  include the following:
Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Convertible Securities Fund   Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Real Asset Fund
Oppenheimer Emerging Growth Fund          Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Emerging Technologies Fund    Municipals
Oppenheimer Enterprise Fund               Oppenheimer Senior Floating Rate Fund
Oppenheimer Europe Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer Global Fund                   Oppenheimer Strategic Income Fund
Oppenheimer Global Growth & Income Fund   Oppenheimer Total Return Fund, Inc.
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Growth Fund                   Fund
Oppenheimer High Yield Fund               Oppenheimer Trinity Value Fund
Oppenheimer Intermediate Municipal Fund   Oppenheimer U.S. Government Fund
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer  Main Street  Growth & Income
Fund                                      OSM1 - Jennison Growth Fund
Oppenheimer Main Street Opportunity Fund  OSM1 - Mercury Advisors S&P 500 Index
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Small Cap Fund    Fund
Oppenheimer MidCap Fund                   OSM1 - QM Active Balanced Fund
Oppenheimer Multiple Strategies Fund      OSM1 - Salomon Brothers All Cap Fund
And the following money market funds:

    Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
    Centennial   California   Tax  Exempt
    Trust                                     Centennial Tax Exempt Trust
    Centennial Government Trust               Oppenheimer Cash Reserves
    Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.

1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial  sales  charge on the  purchase of Class A shares of each of the  Oppenheimer  funds described above except the money market funds.
Under  certain  circumstances   described  in  this  Statement  of  Additional
Information,  redemption  proceeds of certain  money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent,  if you purchase  Class A shares or Class A and Class B shares of the Fund and other  Oppenheimer  funds during a 13-month  period,  you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your  intended  purchases of both Class A and Class B shares will  determine  the reduced sales charge rate for the  Class  A  shares  purchased  during  that  period.  You  can  include purchases  made up to 90  days  before  the  date of the  Letter.  Letters  of
Intent do not  consider  Class C or Class N shares  you  purchase  or may have purchased.

      A  Letter  of  Intent  is an  investor's  statement  in  writing  to the
Distributor  of the intention to purchase  Class A shares or Class A and Class
B shares of the Fund (and other  Oppenheimer  funds) during a 13-month  period
(the "Letter of Intent period").  At the investor's request,  this may include purchases  made up to 90 days  prior to the  date of the  Letter.  The  Letter states the investor's  intention to make the aggregate  amount of purchases of shares which, when added to the investor's  holdings of shares of those funds, will equal or exceed the amount  specified  in the Letter.  Purchases  made by reinvestment  of dividends or  distributions  of capital  gains and  purchases made at net asset value  without  sales charge do not count toward  satisfying the amount of the Letter.

      A Letter  enables  an  investor  to count the Class A and Class B shares purchased  under  the  Letter to  obtain  the  reduced  sales  charge  rate on purchases  of Class A shares of the Fund (and other  Oppenheimer  funds)  that applies  under the  Right of  Accumulation  to  current  purchases  of Class A shares.  Each  purchase of Class A shares under the Letter will be made at the offering price  (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In  submitting a Letter,  the investor  makes no  commitment to purchase shares.  However,  if the investor's  purchases of shares within the Letter of
Intent period,  when added to the value (at offering  price) of the investor's holdings of shares on the last day of that period,  do not equal or exceed the intended purchase amount,  the investor agrees to pay the additional amount of sales charge applicable to such purchases.  That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor  from time to time).  The  investor  agrees that shares equal in value to 5% of the intended purchase  amount will be held in escrow by the Transfer  Agent  subject to the
Terms of Escrow.  Also,  the  investor  agrees to be bound by the terms of the
Prospectus,  this Statement of Additional Information and the application used for a Letter of Intent.  If those terms are amended,  as they may be from time to time by the Fund, the investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible  purchases made during the Letter of Intent period do  not  equal  or  exceed  the  intended  purchase  amount,  the  concessions previously  paid to the  dealer of record  for the  account  and the amount of sales  charge  retained  by the  Distributor  will be  adjusted  to the  rates applicable to actual total purchases.  If total eligible  purchases during the
Letter of Intent  period  exceed the intended  purchase  amount and exceed the amount  needed to qualify for the next sales charge rate  reduction  set forth in the Prospectus,  the sales charges paid will be adjusted to the lower rate.
That  adjustment  will be made  only if and when  the  dealer  returns  to the
Distributor  the  excess of the amount of  concessions  allowed or paid to the dealer  over the amount of  concessions  that  apply to the  actual  amount of purchases.  The excess  concessions  returned to the Distributor  will be used to  purchase  additional  shares for the  investor's  account at the net asset value per share in effect  on the date of such  purchase,  promptly  after the
Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of the Fund and other Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter of Intent.  If the intended  purchase amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period,  there will be no adjustment of concessions  paid to the  broker-dealer  or financial institution of record for accounts held in the name of that plan.

      In  determining  the total  amount  of  purchases  made  under a Letter, shares  redeemed by the  investor  prior to the  termination  of the Letter of
Intent  period will be  deducted.  It is the  responsibility  of the dealer of record  and/or  the  investor  to advise the  Distributor  about the Letter in placing  any  purchase  orders  for the  investor  during the Letter of Intent period.  All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial  purchase (or  subsequent  purchases if necessary)
made  pursuant to a Letter,  shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer Agent. For example,  if the intended  purchase amount is $50,000, the escrow  shall be shares  valued in the amount of $2,500  (computed  at the offering  price  adjusted for a $50,000  purchase).  Any dividends and capital gains  distributions on the escrowed shares will be credited to the investor's account.

      2. If the  total  minimum  investment  specified  under  the  Letter  is completed  within the 13-month  Letter of Intent period,  the escrowed  shares will be promptly released to the investor.

      3. If, at the end of the  13-month  Letter of  Intent  period  the total purchases  pursuant to the Letter are less than the intended  purchase  amount specified in the Letter,  the investor must remit to the Distributor an amount equal to the  difference  between the dollar amount of sales charges  actually paid and the amount of sales  charges  which would have been paid if the total
amount   purchased  had  been  made  at  a  single  time.  That  sales  charge adjustment  will apply to any shares  redeemed  prior to the completion of the
Letter.  If the  difference  in sales  charges is not paid within  twenty days after a request from the  Distributor  or the dealer,  the  Distributor  will, within  sixty  days of the  expiration  of the  Letter,  redeem  the number of escrowed shares  necessary to realize such  difference in sales charges.  Full and fractional  shares  remaining  after such redemption will be released from escrow.  If a request  is  received  to redeem  escrowed  shares  prior to the payment of such  additional  sales  charge,  the sales charge will be withheld from the redemption proceeds.

      4. By signing the  Letter,  the  investor  irrevocably  constitutes  and appoints the Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

5.    The shares  eligible  for  purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end  sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class  B  shares  of  other  Oppenheimer  funds  acquired  subject  to a contingent deferred sales charge, and
(c)   Class A or Class B shares  acquired  by  exchange  of either (1) Class A shares of one of the other  Oppenheimer  funds that were  acquired subject to a Class A initial or contingent  deferred  sales charge or (2) Class B shares of one of the other  Oppenheimer  funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow  hereunder will  automatically be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the  Prospectus  entitled  "How to Exchange  Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  As explained  in the  Prospectus,  you must  initially establish  your account with $500.  Subsequently,  you can  establish an Asset
Builder Plan to automatically  purchase additional shares directly from a bank account  for as  little  as $50.  For  those  accounts  established  prior  to
November 1, 2002 and which have  previously  established  Asset Builder Plans, additional  purchases  will remain at $25.  Shares  purchased by Asset Builder
Plan payments from bank  accounts are subject to the  redemption  restrictions for recent  purchases  described in the  Prospectus.  Asset  Builder Plans are available  only if your bank is an ACH member.  Asset Builder Plans may not be
used  to  buy  shares  for   OppenheimerFunds   employer-sponsored   qualified
retirement   accounts.   Asset  Builder  Plans  also  enable  shareholders  of
Oppenheimer Cash Reserves to use their fund account to make monthly  automatic purchases of shares of up to four other Oppenheimer funds.

      If you make  payments  from your bank account to purchase  shares of the
Fund,  your bank  account  will be debited  automatically.  Normally the debit will be made two business days prior to the  investment  dates you selected on your  application.  Neither the  Distributor,  the Transfer Agent nor the Fund
shall be  responsible  for any delays in  purchasing  shares  that result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,  you  should  obtain a prospectus  of the  selected  fund(s)  from  your  financial  advisor  (or the
Distributor)  and request an application  from the  Distributor.  Complete the application  and return  it.  You may change the amount of your Asset  Builder payment  or you can  terminate  these  automatic  investments  at any  time by writing to the  Transfer  Agent.  The  Transfer  Agent  requires a  reasonable
period   (approximately  10  days)  after  receipt  of  your  instructions  to implement  them. The Fund reserves the right to amend,  suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced  sales charge rates,  as described in Appendix C to this Statement of Additional  Information.  Certain special  sales  charge  arrangements  described  in  that  Appendix  apply  to retirement  plans whose records are maintained on a daily  valuation  basis by
Merrill Lynch Pierce Fenner & Smith, Inc.  ("Merrill Lynch") or an independent record keeper that has a contract or special  arrangement  with Merrill Lynch.
If on the date the plan  sponsor  signed  the  Merrill  Lynch  record  keeping service  agreement  the plan has less than $3  million in assets  (other  than assets  invested in money market funds)  invested in  applicable  investments, then the retirement  plan may purchase only Class B shares of the  Oppenheimer funds.  Any retirement  plans in that category that currently  invest in Class
B shares of the Fund  will  have  their  Class B shares  converted  to Class A shares of the Fund when the plan's  applicable  investments  reach $5 million.
OppenheimerFunds  has entered into  arrangements  with certain  record keepers whereby  the  Transfer  Agent  compensates  the  record  keeper for its record keeping  and  account  servicing  functions  that it performs on behalf of the participant  level accounts of a retirement plan. While such  compensation may act to reduce the record keeping fees charged by the retirement  plan's record
keeper,  that  compensation   arrangement  may  be  terminated  at  any  time,
potentially  affecting  the record  keeping  fees  charged  by the  retirement plan's record keeper.

Cancellation  of Purchase  Orders.  Cancellation  of  purchase  orders for the
Fund's  shares  (for  example,  when a purchase  check is returned to the Fund unpaid)  causes a loss to be incurred  when the net asset values of the Fund's shares on the  cancellation  date is less than on the purchase date. That loss is equal to the  amount  of the  decline  in the net  asset  value  per  share multiplied  by the number of shares in the  purchase  order.  The  investor is responsible  for that loss. If the investor  fails to compensate  the Fund for the loss, the  Distributor  will do so. The Fund may reimburse the Distributor for that  amount by  redeeming  shares  from any  account  registered  in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund represents an interest in the same  portfolio  of  investments  of the  Fund.  However,  each  class has different  shareholder  privileges and features.  The net income  attributable to Class B,  Class C or Class N shares and the  dividends  payable on Class B,
Class C or  Class N shares  will be  reduced  by  incremental  expenses  borne solely by that class.  Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The  availability of different  classes of shares permits an investor to choose  the  method of  purchasing  shares  that is more  appropriate  for the investor.  That may depend on the amount of the  purchase,  the length of time the investor expects to hold shares, and other relevant  circumstances.  Class
A shares normally are sold subject to an initial sales charge.  While Class B,
Class C and Class N shares have no initial  sales  charge,  the purpose of the deferred  sales  charge and  asset-based  sales charge on Class B, Class C and
Class N shares  is the same as that of the  initial  sales  charge  on Class A shares - to  compensate  the  Distributor  and brokers,  dealers and financial institutions  that sell shares of the Fund. A  salesperson  who is entitled to receive  compensation from his or her firm for selling Fund shares may receive different  levels of compensation  for selling one class of shares rather than another.

      The  Distributor  will not accept any order in the amount of $500,000 or more for Class B shares or $1  million or more for Class C shares on behalf of a single  investor (not including  dealer "street name" or omnibus  accounts).
That is because  generally it will be more  advantageous  for that investor to purchase Class A shares of the Fund.

|X|   Class A Shares  Subject  to a  Contingent  Deferred  Sales  Charge.  For
purchases  of Class A shares at net asset  value  whether or not  subject to a contingent  deferred  sales charge as described  in the  Prospectus,  no sales concessions will be paid to the  broker-dealer of record,  as described in the
Prospectus,  on sales of Class A shares purchased with the redemption proceeds of  shares  of  another  mutual  fund  offered  as an  investment  option in a retirement  plan in which  Oppenheimer  funds are also  offered as  investment options  under a special  arrangement  with the  Distributor,  if the purchase occurs  more  than 30  days  after  the  Oppenheimer  funds  are  added  as an investment option under that plan.  Additionally,  that concession will not be paid on  purchases  of Class A  shares  by a  retirement  plan  made  with the redemption  proceeds of Class N shares of one or more  Oppenheimer  funds held by the plan for more than 18 months.

      |X|   Class B Conversion.  Under current  interpretations  of applicable federal  income tax law by the Internal  Revenue  Service,  the  conversion of
Class B shares to Class A shares  after six years is not  treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should  change,  the automatic  conversion  feature may be suspended.  In that event,  no further  conversions  of Class B shares would occur while that suspension  remained  in  effect.  Although  Class  B  shares  could  then  be exchanged  for Class A shares on the basis of relative  net asset value of the two classes,  without the  imposition  of a sales charge or fee, such exchange could  constitute  a  taxable  event  for the  shareholder,  and  absent  such exchange,  Class B shares  might  continue  to be subject  to the  asset-based sales charge for longer than six years.

      |X|   Availability  of Class N Shares.  In addition  to the  description of the types of retirement  plans which may purchase Class N shares  contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs)'
o     to  all  rollover   contributions   made  to  Individual  401(k)  plans,
      Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct  rollovers  from  OppenheimerFunds-sponsored  Pinnacle and
      Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group  Retirement  Plans (as defined in Appendix C to this  Statement of Additional  Information)  which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement  Plans  qualified  under Sections  401(a) or 401(k) of the
      Internal  Revenue Code, the  recordkeeper  or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement  Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to  OppenheimerFunds-sponsored  Ascender  401(k)  plans that pay for the purchase with the  redemption  proceeds of Class A shares of one or more
      Oppenheimer funds.
o     to certain customers of broker-dealers  and financial  advisors that are
      identified  in  a  special   agreement   between  the  broker-dealer  or
      financial advisor and the Distributor for that purpose.

      The sales  concession  and the advance of the service  fee, as described in the  Prospectus,  will not be paid to dealers of record on sales of Class N shares on:
o     purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement plan that pays for the purchase with the redemption  proceeds of  Class  A  shares  of one  or  more  Oppenheimer  funds  (other  than
      rollovers  from  an  OppenheimerFunds-sponsored   Pinnacle  or  Ascender
      401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement plan that pays for the purchase with the redemption  proceeds of  Class C shares  of one or more  Oppenheimer  funds  held by the plan
      for   more   than   one   year   (other   than    rollovers    from   an
      OppenheimerFunds-sponsored  Pinnacle or Ascender  401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on  purchases  of  Class  N  shares  by  an   OppenheimerFunds-sponsored
      Pinnacle or Ascender  401(k) plan made with the  redemption  proceeds of
      Class A shares of one or more Oppenheimer funds.

      No sales  concessions will be paid to the  broker-dealer  of record,  as described in the  Prospectus,  on sales of Class N shares  purchased  with the redemption  proceeds of shares of another mutual fund offered as an investment option in a  retirement  plan in which  Oppenheimer  funds are also offered as investment  options under a special  arrangement with the Distributor,  if the purchase occurs more than 30 days after the Oppenheimer  funds are added as an investment option under that plan.

      |X|   Allocation  of  Expenses.  The Fund pays  expenses  related to its daily  operations,  such as custodian fees,  Trustees'  fees,  transfer agency fees,  legal  fees and  auditing  costs.  Those  expenses  are paid out of the
Fund's  assets  and are not paid  directly  by  shareholders.  However,  those expenses  reduce the net asset values of shares,  and therefore are indirectly borne by shareholders through their investment.

      The  methodology  for  calculating  the net asset value,  dividends  and distributions  of the Fund's share classes  recognizes  two types of expenses.
General  expenses  that  do not  pertain  specifically  to any one  class  are allocated  pro rata to the shares of all classes.  The  allocation is based on the  percentage of the Fund's total assets that is  represented  by the assets of each  class,  and then  equally to each  outstanding  share  within a given class. Such general expenses include  management fees, legal,  bookkeeping and audit fees, printing and mailing costs of shareholder  reports,  Prospectuses,
Statements  of  Additional   Information   and  other  materials  for  current
shareholders,   fees  to  unaffiliated  Trustees,  custodian  expenses,  share
issuance  costs,   organization  and  start-up  costs,  interest,   taxes  and
brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly  attributable to a particular class are allocated  equally to each  outstanding  share within that class.  Examples of such expenses  include  distribution  and service plan (12b-1) fees,  transfer and  shareholder  servicing agent fees and expenses,  and shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Account  Fees.  As stated in the  Prospectus,  a $12 annual fee is assessed on any  account  valued at less than $500.  This fee will not be  assessed on the following accounts:
o     Accounts that have balances  below $500 due to the automatic  conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan,  payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored  group  retirement  accounts  that are making continuing purchases;
o     Certain accounts held by broker-dealers  through the National Securities
      Clearing Corporation; and
o     Accounts  that  fall  below  the $500  threshold  due  solely  to market fluctuations  within the 12-month  period  preceding the date the fee is deducted.

      The fee is automatically  deducted from qualifying  accounts annually on or about the second to last  business  day of  September.  This  annual fee is waived  for any  shareholders  who elect to  access  their  account  documents through  electronic  document delivery rather than in paper copy and who elect to  utilize  the  Internet  or  PhoneLink  as their  primary  source for their
general   servicing   needs.   To  sign  up  to   access   account   documents
electronically  via  eDocs  Direct,  please  visit the  Service  Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

Determination  of Net Asset  Values Per Share.  The net asset values per share of each  class  of  shares  of the  Fund  are  determined  as of the  close of business of The New York Stock Exchange ("the  Exchange") on each day that the
Exchange is open. The  calculation is done by dividing the value of the Fund's net assets  attributable to a class by the number of shares of that class that are  outstanding.  The Exchange  normally  closes at 4:00 P.M.,  Eastern time, but may close  earlier  on some other  days (for  example,  in case of weather emergencies  or on days falling  before a U.S.  holiday).  All  references  to time in this  Statement of Additional  Information  mean  "Eastern  time." The
Exchange's  most  recent  annual  announcement  (which is  subject  to change)
states that it will close on New Year's Day,  Presidents'  Day,  Martin Luther
King,  Jr. Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving Day and Christmas Day.  It may also close on other days.

      Dealers  other than  Exchange  members  may  conduct  trading in certain securities  on days on which the  Exchange is closed  (including  weekends and holidays)  or after 4:00 P.M. on a regular  business  day.  Because the Fund's net asset values will not be  calculated  on those days,  the Fund's net asset values per share may be significantly  affected on such days when shareholders may not  purchase or redeem  shares.  Additionally,  trading on  European  and
Asian stock  exchanges  and  over-the-counter  markets  normally is  completed before the close of The Exchange.

      Changes  in the values of  securities  traded on  foreign  exchanges  or markets as a result of events that occur after the prices of those  securities are  determined,  but before the close of The Exchange,  will not be reflected in the Fund's  calculation of its net asset values that day unless the Manager determines  that the event is likely to effect a material  change in the value of the security.  The Manager, or an internal valuation committee  established by the Manager,  as applicable,  may establish a valuation,  under  procedures established  by the  Board  and  subject  to the  approval,  ratification  and confirmation by the Board at its next ensuing meeting.

      |X|   Securities   Valuation.   The  Fund's   Board  of   Trustees   has
established procedures for the valuation of the Fund's securities.  In general those procedures are as follows:
o     Equity  securities  traded on a U.S.  securities  exchange or on Nasdaq(R)
are valued as follows:
(1)   if last sale information is regularly  reported,  they are valued at the last  reported  sale price on the  principal  exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)   if last sale  information is not available on a valuation date, they are valued at the last reported sale price  preceding the valuation  date if it is within the spread of the closing  "bid" and "asked"  prices on the valuation  date or, if not, at the closing  "bid" price on the valuation date.

o     Equity securities traded on a foreign securities  exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service  approved by the
      Board of Trustees, or
(2)   at the last sale price  obtained by the  Manager  from the report of the principal  exchange on which the  security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean  between  the "bid" and  "asked"  prices  obtained  from the principal  exchange on which the  security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

o     Long-term debt  securities  having a remaining  maturity in excess of 60 days are  valued  based on the mean  between  the  "bid"  and  "asked"  prices determined  by a portfolio  pricing  service  approved by the Fund's  Board of
Trustees  or  obtained by the  Manager  from two active  market  makers in the security on the basis of reasonable inquiry.

o     The  following  securities  are valued at the mean between the "bid" and
"asked" prices  determined by a pricing  service  approved by the Fund's Board of Trustees or obtained by the Manager  from two active  market  makers in the security on the basis of reasonable inquiry:
(1)   debt  instruments  that  have a  maturity  of more  than 397  days  when issued,
(2)   debt  instruments  that had a maturity  of 397 days or less when  issued and have a remaining maturity of more than 60 days, and
(3)   non-money  market  debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

o     The following  securities are valued at cost,  adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money  market fund that had a maturity  of less  than 397  days  when  issued  that  have a  remaining maturity of 60 days or less, and
(2)   debt  instruments  held by a money  market  fund that  have a  remaining maturity of 397 days or less.

o     Securities    (including     restricted     securities)    not    having
readily-available  market quotations are valued at fair value determined under the Board's  procedures.  If the Manager is unable to locate two market makers willing to give  quotes,  a  security  may be priced at the mean  between  the
"bid" and "asked"  prices  provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities,  mortgage-backed  securities, corporate bonds and foreign government securities,  when last sale information is not generally  available,  the Manager may use pricing services approved by the Board of Trustees.  The pricing  service may use "matrix"  comparisons  to the prices  for  comparable  instruments  on the basis of  quality,  yield and maturity.  Other  special  factors  may be  involved  (such as the  tax-exempt status  of the  interest  paid by  municipal  securities).  The  Manager  will monitor the  accuracy of the pricing  services.  That  monitoring  may include comparing  prices  used for  portfolio  valuation  to actual  sales  prices of selected securities.

      The closing pries in the London foreign  exchange market on a particular business  day that are  provided to the  Manager by a bank,  dealer or pricing service  that the Manager  has  determined  to be  reliable  are used to value foreign currency,  including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts,  calls,  and  futures  are  valued at the last  sale  price on the principal  exchange on which they are traded or on Nasdaq,  as applicable,  as determined  by a pricing  service  approved by the Board of Trustees or by the
Manager.  If there  were no sales  that day,  they shall be valued at the last sale  price on the  preceding  trading  day if it is within  the spread of the closing  "bid" and "asked"  prices on the  principal  exchange or on Nasdaq on the  valuation  date.  If not, the value shall be the closing bid price on the principal  exchange or on Nasdaq on the  valuation  date.  If the put, call or future is not traded on an  exchange  or on Nasdaq,  it shall be valued by the mean between "bid" and "asked" prices  obtained by the Manager from two active market  makers.  In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option,  an amount equal to the premium received is included in the Fund's  Statement of Assets and Liabilities as an asset. An equivalent  credit  is  included  in the  liability  section.  The  credit  is adjusted  ("marked-to-market")  to reflect  the  current  market  value of the option.  In  determining  the  Fund's  gain on  investments,  if a call or put written by the Fund is  exercised,  the proceeds are  increased by the premium received.  If a call or put written by the Fund  expires,  the Fund has a gain in the  amount of the  premium.  If the Fund  enters  into a closing  purchase transaction,  it will have a gain or loss,  depending  on whether  the premium received  was more or less than the cost of the  closing  transaction.  If the
Fund  exercises  a put it holds,  the amount the Fund  receives on its sale of the  underlying  investment  is reduced  by the amount of premium  paid by the
Fund.

How to Sell Shares

      The  information   below   supplements  the  terms  and  conditions  for
redeeming shares set forth in the Prospectus.

Reinvestment Privilege.  Within six months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares  purchased  subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares  that were  subject  to the Class B  contingent  deferred sales charge when redeemed.

      The  reinvestment  may be made  without  sales  charge  only in  Class A shares of the Fund or any of the other  Oppenheimer funds into which shares of the Fund are  exchangeable  as  described in "How to Exchange  Shares"  below.
Reinvestment  will be at the net asset value next computed  after the Transfer
Agent receives the  reinvestment  order. The shareholder must ask the Transfer
Agent for that  privilege at the time of  reinvestment.  This  privilege  does not  apply  to  Class C and  Class N or Class Y  shares.  The Fund may  amend, suspend  or  cease  offering  this  reinvestment  privilege  at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital  gain that was  realized  when the shares  were  redeemed is taxable,  and  reinvestment  will not alter any  capital  gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending on the timing and amount of
the  reinvestment.   Under  the  Internal  Revenue  Code,  if  the  redemption
proceeds of Fund  shares on which a sales  charge was paid are  reinvested  in shares  of the Fund or  another  of the  Oppenheimer  funds  within 90 days of payment  of the sales  charge,  the  shareholder's  basis in the shares of the
Fund that were  redeemed  may not include the amount of the sales charge paid.
That  would  reduce  the  loss  or  increase  the  gain  recognized  from  the redemption.  However,  in that  case the  sales  charge  would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The  Prospectus  states that payment for shares  tendered
for   redemption  is  ordinarily   made  in  cash.   However,   under  certain
circumstances,  the Board of Trustees of the Fund may determine  that it would be  detrimental  to the best  interests of the remaining  shareholders  of the
Fund to make payment of a redemption  order wholly or partly in cash.  In that case,  the  Fund  may pay the  redemption  proceeds  in  whole or in part by a distribution  "in kind" of liquid  securities  from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be  governed by Rule 18f-1 under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem  shares solely in cash up to the  lesser  of  $250,000  or 1% of the net  assets  of the Fund during any 90-day  period for any one  shareholder.  If shares are redeemed in kind,  the  redeeming  shareholder  might  incur  brokerage  or other costs in selling the securities for cash.  The Fund will value  securities  used to pay redemptions  in kind  using  the  same  method  the  Fund  uses to  value  its portfolio  securities described above under "Determination of Net Asset Values
Per Share." That valuation  will be made as of the time the  redemption  price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees has the right to cause the involuntary  redemption of the shares held in any account if the aggregate net asset  value of those  shares is less than $200 or such  lesser  amount as the Board may fix.  The Board  will not cause the  involuntary  redemption  of shares in an  account  if the  aggregate  net asset  value of such  shares has fallen  below the stated  minimum  solely as a result of market  fluctuations.
If the Board  exercises this right, it may also fix the  requirements  for any notice to be given to the  shareholders  in question  (not less than 30 days).
The Board may  alternatively  set requirements for the shareholder to increase the  investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of transfer to the name of another  person or entity.  It does not matter whether the transfer  occurs by absolute  assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When  shares  subject  to a  contingent  deferred  sales  charge  are transferred,  the  transferred  shares will remain  subject to the  contingent
deferred   sales  charge.   It  will  be  calculated  as  if  the   transferee
shareholder had acquired the transferred  shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares  held in an account  are  transferred,  and some but not all shares in the account  would be subject to a  contingent  deferred sales charge if redeemed at the time of transfer,  the priorities described in the  Prospectus  under "How to Buy Shares" for the  imposition of the Class B,
Class C and Class N  contingent  deferred  sales  charge  will be  followed in determining the order in which shares are transferred.

Distributions   From  Retirement  Plans.   Requests  for  distributions   from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the Transfer Agent at its
address  listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information.  The request must

(1)   state the reason for the distribution;
(2)   state the owner's  awareness  of tax  penalties if the  distribution  is premature; and
(3)   conform to the  requirements of the plan and the Fund's other redemption requirements.

      Participants    (other   than    self-employed    plan    sponsors)   in
OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its  fiduciary  may not directly  request redemption of their accounts.  The plan  administrator  or fiduciary must sign the request.

      Distributions  from  pension  and profit  sharing  plans are  subject to special  requirements  under the Internal  Revenue Code and certain  documents
(available  from the Transfer  Agent) must be completed  and  submitted to the
Transfer  Agent  before  the  distribution  may be  made.  Distributions  from retirement  plans are subject to withholding  requirements  under the Internal
Revenue Code, and IRS Form W-4P  (available  from the Transfer  Agent) must be submitted  to  the  Transfer  Agent  with  the  distribution  request,  or the
distribution  may  be  delayed.   Unless  the  shareholder  has  provided  the
Transfer  Agent with a  certified  tax  identification  number,  the  Internal
Revenue Code requires that tax be withheld from any  distribution  even if the shareholder  elects  not to have tax  withheld.  The Fund,  the  Manager,  the
Distributor,  and the  Transfer  Agent assume no  responsibility  to determine whether a  distribution  satisfies the  conditions of applicable  tax laws and will not be responsible  for any tax penalties  assessed in connection  with a distribution.

Special  Arrangements  for Repurchase of Shares from Dealers and Brokers.  The
Distributor  is the Fund's  agent to  repurchase  its shares  from  authorized dealers or brokers on behalf of their customers.  Shareholders  should contact their  broker or dealer to arrange  this type of  redemption.  The  repurchase price  per  share  will  be the  net  asset  value  next  computed  after  the
Distributor receives an order placed by the dealer or broker.  However, if the
Distributor  receives a  repurchase  order  from a dealer or broker  after the close of The Exchange on a regular  business day, it will be processed at that day's net asset  value if the order was  received by the dealer or broker from its customers prior to the time the Exchange  closes.  Normally,  the Exchange closes at 4:00 P.M.,  but may do so earlier  on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor  prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily,   for  accounts  redeemed  by  a  broker-dealer  under  this procedure,  payment will be made within three  business  days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents in proper form. The  signature(s)  of the  registered  owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic  Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can  authorize  the Transfer  Agent to redeem  shares
(having  a value of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal  Plan.  Shares will
be  redeemed   three  business  days  prior  to  the  date  requested  by  the shareholder  for  receipt  of  the  payment.  Automatic  withdrawals  of up to
$1,500 per month may be  requested  by telephone if payments are to be made by check  payable to all  shareholders  of record.  Payments must also be sent to the  address  of record for the  account  and the  address  must not have been changed  within  the  prior  30  days.  Required  minimum  distributions  from
OppenheimerFunds-sponsored  retirement  plans  may  not be  arranged  on  this basis.

      Payments  are  normally   made  by  check,   but   shareholders   having
AccountLink  privileges  (see  "How  To  Buy  Shares")  may  arrange  to  have
Automatic  Withdrawal Plan payments transferred to the bank account designated on the account  application or by  signature-guaranteed  instructions  sent to the  Transfer  Agent.  Shares are normally  redeemed  pursuant to an Automatic
Withdrawal  Plan three business days before the payment  transmittal  date you select in the account  application.  If a  contingent  deferred  sales  charge applies to the redemption,  the amount of the check or payment will be reduced accordingly.

      The Fund cannot  guarantee  receipt of a payment on the date  requested.
The Fund reserves the right to amend,  suspend or  discontinue  offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular  additional
Class A share purchases while  participating in an Automatic  Withdrawal Plan.
Class B,  Class C and Class N  shareholders  should  not  establish  automatic withdrawal  plans,  because  of the  potential  imposition  of the  contingent deferred sales charge on such  withdrawals  (except where the Class B, Class C or Class N  contingent  deferred  sales  charge  is  waived  as  described  in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic  Withdrawal or Exchange Plan, the shareholder agrees  to the  terms  and  conditions  that  apply to such  plans,  as stated
below.  These  provisions  may be amended from time to time by the Fund and/or the  Distributor.  When adopted,  any amendments will  automatically  apply to existing Plans.

      |X|   Automatic   Exchange   Plans.   Shareholders   can  authorize  the
Transfer Agent to exchange a  pre-determined  amount of shares of the Fund for shares  (of the same  class) of other  Oppenheimer  funds  automatically  on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange
Plan.  The minimum  amount that may be exchanged to each other fund account is
$50.  Instructions should be provided on the  OppenheimerFunds  Application or signature-guaranteed  instructions.  Exchanges  made  under  these  plans  are subject to the  restrictions  that apply to  exchanges as set forth in "How to
Exchange  Shares" in the  Prospectus and below in this Statement of Additional
Information.

      |X|  Automatic  Withdrawal  Plans.  Fund  shares  will  be  redeemed  as necessary  to  meet  withdrawal  payments.  Shares  acquired  without  a sales charge will be redeemed first.  Shares acquired with reinvested  dividends and capital  gains  distributions  will  be  redeemed  next,  followed  by  shares acquired  with a sales  charge,  to the extent  necessary  to make  withdrawal payments.  Depending upon the amount withdrawn,  the investor's  principal may be depleted.  Payments  made under these plans should not be  considered  as a yield or income on your investment.

      The Transfer Agent will administer the investor's  Automatic  Withdrawal
Plan as agent for the shareholder(s)  (the "Planholder") who executed the Plan authorization  and application  submitted to the Transfer  Agent.  Neither the
Fund nor the Transfer  Agent shall incur any liability to the  Planholder  for any  action  taken  or not  taken  by the  Transfer  Agent  in good  faith  to administer the Plan. Share  certificates  will not be issued for shares of the
Fund  purchased  for and held  under the Plan,  but the  Transfer  Agent  will credit all such shares to the account of the  Planholder on the records of the
Fund.  Any  share  certificates  held  by  a  Planholder  may  be  surrendered unendorsed to the Transfer Agent with the Plan  application so that the shares represented by the certificate may be held under the Plan.

      For accounts  subject to Automatic  Withdrawal  Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net  asset  value  without a sales  charge.  Dividends  on shares  held in the account may be paid in cash or reinvested.

      Shares  will be redeemed  to make  withdrawal  payments at the net asset value per share  determined  on the  redemption  date.  Checks or  AccountLink payments  representing  the  proceeds  of Plan  withdrawals  will  normally be transmitted  three business days prior to the date selected for receipt of the payment,  according  to the choice  specified  in  writing by the  Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement  payments and the address to which  checks are to be mailed or  AccountLink  payments are to be sent may be changed at any time by the  Planholder by writing to the Transfer  Agent.  The
Planholder   should  allow  at  least  two  weeks'  time  after  mailing  such notification  for the  requested  change to be put in effect.  The  Planholder may, at any time,  instruct  the  Transfer  Agent by written  notice to redeem all,  or any part of, the shares  held under the Plan.  That notice must be in
proper  form  in  accordance  with  the   requirements  of  the   then-current
Prospectus  of the Fund.  In that case,  the  Transfer  Agent will  redeem the number of shares  requested  at the net  asset  value per share in effect  and will mail a check for the proceeds to the Planholder.

      The  Planholder  may  terminate  a Plan at any  time by  writing  to the
Transfer  Agent.  The Fund may also give  directions to the Transfer  Agent to terminate  a Plan.  The  Transfer  Agent will also  terminate  a Plan upon its receipt of  evidence  satisfactory  to it that the  Planholder  has died or is legally  incapacitated.  Upon  termination  of a Plan by the Transfer Agent or the Fund,  shares that have not been redeemed  will be held in  uncertificated form  in  the  name  of  the  Planholder.  The  account  will  continue  as  a
dividend-reinvestment,   uncertificated   account   unless  and  until  proper
instructions  are  received  from  the  Planholder,  his  or her  executor  or guardian, or another authorized person.

      To use  shares  held  under  the  Plan as  collateral  for a  debt,  the
Planholder  may request  issuance  of a portion of the shares in  certificated form.  Upon written  request  from the  Planholder,  the  Transfer  Agent will determine the number of shares for which a certificate  may be issued  without causing the withdrawal  checks to stop.  However,  should such  uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer  Agent ceases to act as transfer agent for the Fund, the
Planholder  will be deemed to have  appointed any successor  transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As  stated  in  the  Prospectus,   shares  of  a  particular   class  of
Oppenheimer  funds having more than one class of shares may be exchanged  only
for  shares  of  the  same  class  of  other  Oppenheimer  funds.   Shares  of
Oppenheimer  funds that have a single class  without a class  designation  are deemed  "Class A"  shares  for this  purpose.  You can  obtain a current  list showing which funds offer which classes of shares by calling the Distributor.

o     All of the  Oppenheimer  funds  currently  offer  Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial Tax Exempt Trust
      Centennial California Tax Exempt Trust  Oppenheimer Concentrated Growth
                                              Fund
      Centennial Government Trust             Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust           Oppenheimer Real Estate Fund
      Centennial New York Tax Exempt Trust    Oppenheimer Special Value Fund

      The following funds do not offer Class N shares:
      Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Intermediate Municipal Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Municipal Bond Fund         Rochester Fund Municipals
      Oppenheimer New Jersey Municipal Fund   Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer New York Municipal Fund     Limited Term New York Municipal
                                              Fund

      The following funds do not offer Class Y shares:
      Oppenheimer California Municipal Fund   Oppenheimer Intermediate Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer New Jersey Municipal
                                              Fund
      Oppenheimer Cash Reserves               Oppenheimer New York Municipal Fund
      Oppenheimer Champion Income Fund        Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Disciplined Allocation Fund Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer Gold & Special Minerals     Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Small         Limited Term New York Municipal
      Company Fund                            Fund

o     Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of  Oppenheimer  Cash  Reserves  are generally  available  only by exchange  from the same class of shares of other  Oppenheimer  funds or through  OppenheimerFunds-sponsored  401(k)
      plans.
o     Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
      exchanged only for Class A shares of other  Oppenheimer  funds. They may not be acquired by exchange of
      shares  of any  class of any  other  Oppenheimer  funds  except  Class A shares of  Oppenheimer  Money Market Fund or  Oppenheimer  Cash Reserves
      acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York  Municipal Fund may be exchanged only for Class B shares of other  Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of  Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of  Oppenheimer  Money Market Fund,  Inc.,  Oppenheimer  Cash
      Reserves   or   Oppenheimer    Limited-Term    Government   Fund.   Only
      participants  in  certain   retirement  plans  may  purchase  shares  of
      Oppenheimer  Capital  Preservation Fund, and only those participants may exchange  shares of other  Oppenheimer  funds for shares of  Oppenheimer
      Capital Preservation Fund.
o     Class  A  shares  of  Oppenheimer  Senior  Floating  Rate  Fund  are not
      available  by exchange  of shares of  Oppenheimer  Money  Market Fund or
      Class A shares of Oppenheimer Cash Reserves.
o     Shares of Oppenheimer  Select Managers  Mercury  Advisors S&P Index Fund
      and  Oppenheimer  Select  Managers  QM  Active  Balanced  Fund  are only available to retirement  plans and are  available  only by exchange from the same class of shares of other  Oppenheimer  funds held by retirement plans.
o     Class A shares of Oppenheimer  funds may be exchanged at net asset value for shares of any money market fund offered by the  Distributor.  Shares of any  money  market  fund  purchased  without  a sales  charge  may be exchanged  for shares of  Oppenheimer  funds offered with a sales charge upon  payment  of the sales  charge.  They may also be used to  purchase shares of  Oppenheimer  funds subject to an early  withdrawal  charge or contingent deferred sales charge.
o     Shares  of  Oppenheimer  Money  Market  Fund,  Inc.  purchased  with the redemption  proceeds of shares of other  mutual  funds (other than funds managed by the Manager or its subsidiaries)  redeemed within the 30 days prior to that  purchase  may  subsequently  be  exchanged  for shares of other  Oppenheimer  funds  without  being  subject to an  initial  sales charge  or  contingent  deferred  sales  charge.  To  qualify  for  that privilege,  the  investor  or the  investor's  dealer  must  notify  the
      Distributor of eligibility  for this privilege at the time the shares of
      Oppenheimer  Money Market Fund, Inc. are purchased.  If requested,  they must supply proof of entitlement to this privilege.
o     Shares  of  the  Fund   acquired  by   reinvestment   of   dividends  or
      distributions  from any of the other  Oppenheimer funds or from any unit investment  trust for  which  reinvestment  arrangements  have been made with the  Distributor  may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend,  suspend or terminate the exchange  privilege at any time.  Although the Fund may impose these changes at any time, it will provide you  with  notice  of  those  changes  whenever  it  is  required  to do so by applicable  law.  It may be  required  to  provide  60 days'  notice  prior to materially amending or terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

      |X|   How  Exchanges  Affect  Contingent   Deferred  Sales  Charges.  No
contingent  deferred  sales  charge is imposed on  exchanges  of shares of any class  purchased  subject to a  contingent  deferred  sales  charge,  with the following exceptions:
o     When  Class A shares  of any  Oppenheimer  fund  (other  than  Rochester
      National Municipals and Rochester Fund Municipals)  acquired by exchange of Class A shares of any Oppenheimer  fund purchased  subject to a Class
      A  contingent  deferred  sales  charge  are  redeemed  within  18 months measured  from  the  beginning  of the  calendar  month  of the  initial purchase  of the  exchanged  Class A  shares,  the  Class  A  contingent deferred sales charge is imposed on the redeemed shares.
o     When Class A shares of Rochester National  Municipals and Rochester Fund
      Municipals  acquired by  exchange  of Class A shares of any  Oppenheimer fund  purchased  subject to a Class A contingent  deferred  sales charge are redeemed  within 24 months of the beginning of the calendar month of the  initial  purchase  of the  exchanged  Class A  shares,  the Class A contingent deferred sales charge is imposed on the redeemed shares.
o     If any Class A shares of  another  Oppenheimer  fund that are  exchanged for Class A shares of Oppenheimer  Senior Floating Rate Fund are subject
      to  the  Class  A  contingent   deferred   sales  charge  of  the  other
      Oppenheimer  fund at the time of exchange,  the holding  period for that
      Class A contingent  deferred sales charge will carry over to the Class A shares  of  Oppenheimer  Senior  Floating  Rate  Fund  acquired  in  the exchange.  The Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired  in  that  exchange  will  be  subject  to the  Class  A  Early
      Withdrawal  Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o     When Class A shares of Oppenheimer  Cash Reserves and Oppenheimer  Money
      Market  Fund,  Inc.  acquired  by  exchange  of  Class A  shares  of any
      Oppenheimer  fund  purchased  subject to a Class A  contingent  deferred sales charge are redeemed  within the Class A holding period of the fund from which the shares were  exchanged,  the Class A contingent  deferred sales  charge  of the fund from  which  the  shares  were  exchanged  is imposed on the redeemed shares.
o     With  respect to Class B, the Class B contingent  deferred  sales charge is imposed on Class B shares  acquired by exchange if they are  redeemed within  six  years of the  initial  purchase  of the  exchanged  Class B shares.
o     With  respect to Class C, the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by exchange if they are  redeemed within  12 months  of the  initial  purchase  of the  exchanged  Class C shares.
o     With respect to Class N shares,  a 1% contingent  deferred  sales charge will be imposed if the  retirement  plan (not  including IRAs and 403(b)
      plans)  is  terminated  or Class N shares of all  Oppenheimer  funds are terminated  as an  investment  option of the plan and Class N shares are redeemed  within 18 months  after the plan's  first  purchase of Class N shares  of  any  Oppenheimer  fund  or  with  respect  to an  individual retirement  plan or 403(b) plan,  Class N shares are redeemed  within 18
      months  of  the  plan's  first   purchase  of  Class  N  shares  of  any
      Oppenheimer fund.

      When  Class B,  Class C or Class N shares  are  redeemed  to  effect  an exchange,  the  priorities  described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B,  Class C or Class N  contingent  deferred sales  charge will be followed  in  determining  the order in which the shares are  exchanged.  Before  exchanging  shares,  shareholders  should  take  into account how the exchange may affect any contingent  deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders  owning  shares of more than one class must  specify  which class of shares they wish to exchange.

      |X| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject telephone or written exchange  requests  submitted in bulk by anyone on  behalf  of more  than  one  account.  The  Fund may  accept  requests  for exchanges  of up to 50 accounts  per day from  representatives  of  authorized dealers that qualify for this privilege.

      |X|   Telephone   Exchange   Requests.   When   exchanging   shares   by
telephone,  a shareholder  must have an existing  account in the fund to which
the  exchange  is  to  be  made.  Otherwise,   the  investors  must  obtain  a
prospectus of that fund before the exchange  request may be submitted.  If all telephone  lines are busy (which might occur,  for example,  during periods of substantial  market  fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the Transfer Agent  receives an exchange  request in proper form (the  "Redemption  Date").  Normally,  shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed  by either  fund up to five  business  days if it  determines  that it would be  disadvantaged by an immediate  transfer of the redemption  proceeds.
The Fund  reserves  the  right,  in its  discretion,  to refuse  any  exchange request  that may  disadvantage  it. For  example,  if the receipt of multiple exchange  requests  from a dealer might require the  disposition  of portfolio securities at a time or at a price that might be  disadvantageous to the Fund, the Fund may refuse the request.  When you exchange some or all of your shares from  one  fund to  another,  any  special  account  feature  such as an Asset
Builder Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund account  unless you tell the  Transfer  Agent not to do so.  However,  special redemption  and  exchange  features  such  as  Automatic  Exchange  Plans  and
Automatic  Withdrawal  Plans  cannot be switched to an account in  Oppenheimer
Senior Floating Rate Fund.

      In connection with any exchange request,  the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include shares subject to a restriction  cited in the Prospectus or this
Statement of  Additional  Information,  or would include  shares  covered by a share  certificate  that is not  tendered  with the  request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different  Oppenheimer  funds  available for exchange have different investment  objectives,  policies and risks. A shareholder  should assure that the fund  selected  is  appropriate  for his or her  investment  and should be aware  of  the  tax  consequences  of an  exchange.  For  federal  income  tax purposes,  an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of  another.  "Reinvestment  Privilege,"  above, discusses some of the tax consequences of reinvestment of redemption  proceeds in such cases.  The Fund, the  Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal advice to a  shareholder  in  connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends  and  Distributions.  The Fund has no fixed  dividend rate and there can be no assurance as to the payment of any dividends or the  realization  of any capital gains. The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of the Fund's  portfolio,  and expenses borne by the Fund or borne  separately by a class.  Dividends are  calculated  in the same manner,  at the same time, and on the same day for each class of shares.  However,  dividends on Class B,
Class C and Class N shares are expected to be lower than  dividends on Class A and Class Y shares.  That is because of the  effect of the  asset-based  sales charge  on Class B,  Class C and  Class N shares.  Those  dividends  will also differ in amount as a  consequence  of any  difference in the net asset values of the different classes of shares.

Dividends,  distributions  and  proceeds  of the  redemption  of  Fund  shares represented by checks  returned to the Transfer Agent by the Postal Service as undeliverable  will be invested in shares of  Oppenheimer  Money  Market Fund,
Inc.  Reinvestment  will be made as promptly  as possible  after the return of such checks to the Transfer  Agent, to enable the investor to earn a return on otherwise idle funds.  Unclaimed  accounts may be subject to state escheatment laws, and the Fund and the Transfer  Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the
Fund and its shareholders.

      The tax  discussion in the  Prospectus  and this Statement of Additional
Information  is based on tax law in effect on the date of the  Prospectus  and this Statement of Additional  Information.  Those laws and  regulations may be changed by legislative,  judicial,  or administrative  action,  sometimes with
retroactive  effect.   State  and  local  tax  treatment  of  ordinary  income
dividends and capital gain dividends from regulated  investment  companies may differ from the treatment  under the Internal  Revenue Code  described  below.
Potential  purchasers  of shares of the Fund are  urged to  consult  their tax advisers with  specific  reference to their own tax  circumstances  as well as
the  consequences  of  federal,   state  and  local  tax  rules  affecting  an
investment in the Fund.

      |X|   Qualification  as a  Regulated  Investment  Company.  The Fund has
elected to be taxed as a regulated  investment  company under  Subchapter M of the  Internal  Revenue  Code of 1986,  as amended.  As a regulated  investment company,  the Fund is not subject to federal  income tax on the portion of its net  investment  income  (that  is,  taxable  interest,  dividends,  and other taxable  ordinary  income,  net of expenses) and capital gain net income (that is, the excess of net  long-term  capital  gains over net  short-term  capital losses) that it distributes to shareholders.  That  qualification  enables the
Fund to "pass through" its income and realized  capital gains to  shareholders without  having to pay tax on them.  This avoids a "double tax" on that income and capital gains, since shareholders  normally will be taxed on the dividends and capital  gains they receive  from the Fund  (unless  their Fund shares are held in a  retirement  account or the  shareholder  is  otherwise  exempt from tax).

      The Internal  Revenue Code contains a number of complex  tests  relating to qualification  that the Fund might not meet in a particular year. If it did not qualify as a regulated  investment company,  the Fund would be treated for tax purposes as an ordinary  corporation  and would  receive no tax  deduction for payments made to shareholders.

      To qualify as a regulated  investment company,  the Fund must distribute at  least  90% of  its  investment  company  taxable  income  (in  brief,  net investment  income  and the  excess of net  short-term  capital  gain over net long-term  capital  loss) for the  taxable  year.  The Fund must also  satisfy certain other  requirements  of the Internal  Revenue Code,  some of which are described  below.  Distributions  by the Fund made during the taxable year or, under  specified  circumstances,  within  12  months  after  the  close of the taxable  year,  will be considered  distributions  of income and gains for the
taxable   year  and  will   therefore   count  toward   satisfaction   of  the
above-mentioned requirement.

      To qualify as a regulated  investment  company,  the Fund must derive at least 90% of its gross income from dividends,  interest, certain payments with respect  to  securities  loans,  gains from the sale or other  disposition  of stock or securities or foreign  currencies  (to the extent such currency gains are directly related to the regulated  investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the  requirements  described  above,  the Fund must satisfy an asset  diversification test in order to qualify as a regulated investment  company.  Under  that  test,  at the close of each  quarter of the
Fund's  taxable  year,  at least 50% of the value of the  Fund's  assets  must consist  of cash and  cash  items  (including  receivables),  U.S.  government
securities,   securities  of  other  regulated   investment   companies,   and
securities of other issuers.  As to each of those  issuers,  the Fund must not have  invested  more  than 5% of the  value  of the  Fund's  total  assets  in securities  of each  such  issuer  and the Fund must not hold more than 10% of the  outstanding  voting  securities of each such issuer.  No more than 25% of the value of its total  assets may be  invested in the  securities  of any one issuer  (other  than  U.S.  government  securities  and  securities  of  other regulated  investment  companies),  or in two or more  issuers  which the Fund controls  and which are engaged in the same or similar  trades or  businesses.
For  purposes  of this  test,  obligations  issued or  guaranteed  by  certain agencies  or  instrumentalities  of the U.S.  government  are  treated as U.S.
government securities.

      |X| Excise Tax on  Regulated  Investment  Companies.  Under the Internal
Revenue Code, by December 31 each year,  the Fund must  distribute  98% of its taxable  investment  income earned from January 1 through  December 31 of that year and 98% of its capital  gains  realized in the period from  November 1 of the prior year  through  October 31 of the current  year.  If it does not, the
Fund must pay an excise tax on the amounts not  distributed.  It is  presently anticipated  that  the  Fund  will  meet  those  requirements.  To  meet  this requirement,  in certain circumstances the Fund might be required to liquidate portfolio  investments to make  sufficient  distributions  to avoid excise tax liability.  However,  the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of  shareholders  for the Fund not to make such  distributions at the required levels and to pay the excise  tax on the  undistributed  amounts.  That  would  reduce the amount of income or capital gains available for distribution to shareholders.

      |X| Taxation of Fund  Distributions.  The Fund anticipates  distributing substantially  all of its investment  company  taxable income for each taxable year. Those  distributions  will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special  provisions of the Internal  Revenue Code govern the eligibility of the Fund's  dividends  for the  dividends-received  deduction for corporate shareholders.  Long-term capital gains  distributions are not eligible for the deduction.  The amount of dividends  paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying  dividends that the
Fund derives from portfolio  investments  that the Fund has held for a minimum period,  usually 46 days.  A corporate  shareholder  will not be eligible  for the  deduction on dividends  paid on Fund shares held for 45 days or less.  To the extent the Fund's  dividends  are  derived  from gross  income from option premiums,  interest income or short-term  gains from the sale of securities or dividends from foreign corporations,  those dividends will not qualify for the deduction.

      The Fund  may  either  retain  or  distribute  to  shareholders  its net capital gain for each taxable year. The Fund  currently  intends to distribute any  such  amounts.  If net  long  term  capital  gains  are  distributed  and designated as a capital gain distribution,  it will be taxable to shareholders as a long-term  capital gain and will be properly  identified  in reports sent to  shareholders  in January of each year. Such treatment will apply no matter how long the  shareholder  has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund  elects to retain  its net  capital  gain,  the Fund will be subject  to tax on it at the 35%  corporate  tax rate.  If the Fund  elects to retain its net capital gain, the Fund will provide to  shareholders  of record on the last day of its  taxable  year  information  regarding  their  pro rata share  of the  gain  and tax  paid.  As a  result,  each  shareholder  will be required  to report his or her pro rata share of such gain on their tax return as long-term  capital gain,  will receive a refundable  tax credit for his/her pro rata share of tax paid by the Fund on the gain,  and will increase the tax basis for his/her  shares by an amount equal to the deemed  distribution  less the tax credit.

      Investment  income that may be received by the Fund from sources  within foreign  countries  may be subject to foreign  taxes  withheld  at the source.
The United  States has entered into tax treaties  with many foreign  countries which entitle the Fund to a reduced rate of, or exemption from,  taxes on such income.

      Distributions  by the  Fund  that  do  not  constitute  ordinary  income dividends  or  capital  gain  distributions  will be  treated  as a return  of capital  to the extent of the  shareholder's  tax basis in their  shares.  Any excess  will be treated as gain from the sale of those  shares,  as  discussed below.  Shareholders  will be advised  annually as to the U.S.  federal income tax  consequences of  distributions  made (or deemed made) during the year. If
prior   distributions  made  by  the  Fund  must  be   re-characterized  as  a
non-taxable  return of capital  at the end of the  fiscal  year as a result of the effect of the Fund's investment policies,  they will be identified as such in notices sent to shareholders.

      Distributions  by the Fund will be treated in the manner described above regardless  of whether the  distributions  are paid in cash or  reinvested  in additional shares of the Fund (or of another fund).  Shareholders  receiving a distribution  in the form of additional  shares will be treated as receiving a distribution  in an  amount  equal to the  fair  market  value  of the  shares received, determined as of the reinvestment date.

      The Fund will be  required  in certain  cases to  withhold  30% (29% for payments after December 31, 2003) of ordinary income dividends,  capital gains distributions  and the  proceeds  of the  redemption  of  shares,  paid to any shareholder  (1) who has failed to provide a correct  taxpayer  identification number or to properly  certify that number when  required,  (2) who is subject to backup  withholding  for  failure to report  the  receipt  of  interest  or dividend  income  properly,  or (3) who has failed to certify to the Fund that the  shareholder  is  not  subject  to  backup  withholding  or is an  "exempt recipient"  (such as a  corporation).  All income and any tax  withheld by the
Fund is  remitted  by the  Fund to the  U.S.  Treasury  and is  identified  in reports mailed to shareholders in January of each year.

         |X| Tax Effects of  Redemptions of Shares.  If a shareholder  redeems all or a portion of his/her shares,  the shareholder  will recognize a gain or loss on the redeemed  shares in an amount equal to the difference  between the proceeds of the redeemed  shares and the  shareholder's  adjusted tax basis in the  shares.  All or a portion of any loss  recognized  in that  manner may be disallowed  if the  shareholder  purchases  other shares of the Fund within 30 days before or after the redemption.

      In general,  any gain or loss arising from the  redemption  of shares of the Fund will be  considered  capital gain or loss, if the shares were held as a capital asset. It will be long-term  capital gain or loss if the shares were held for more  than one year.  However,  any  capital  loss  arising  from the redemption  of  shares  held  for six  months  or less  will be  treated  as a long-term  capital loss to the extent of the amount of capital gain  dividends received on those  shares.  Special  holding  period  rules under the Internal
Revenue Code apply in this case to determine the holding  period of shares and there are limits on the deductibility of capital losses in any year.

      |X|  Foreign   Shareholders.   Under  U.S.   tax  law,   taxation  of  a
shareholder  who is a  foreign  person  (to  include,  but not  limited  to, a nonresident  alien  individual,  a foreign trust, a foreign estate,  a foreign corporation,  or a foreign  partnership)  primarily  depends  on  whether  the foreign  person's  income  from the  Fund is  effectively  connected  with the conduct of a U.S.  trade or business.  Typically,  ordinary  income  dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income  dividends that are paid by the Fund (and are deemed not
"effectively  connected  income") to foreign persons will be subject to a U.S.
tax  withheld  by the  Fund at a rate of 30%,  provided  the  Fund  obtains  a properly  completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign  person's country of residence has a tax treaty with the U.S.  allowing for a reduced tax rate on ordinary income dividends paid by the Fund.  All income and any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and is identified in reports mailed to  shareholders  in
March of each year.

      If  the  ordinary  income   dividends  from  the  Fund  are  effectively
connected  with the  conduct of a U.S.  trade or  business,  then the  foreign person may claim an exemption  from the U.S. tax described  above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the  foreign  person  fails to  provide a  certification  of  his/her foreign  status,  the Fund will be required to withhold  U.S. tax at a rate of
30% (29% for payments after December 31, 2003) on ordinary  income  dividends, capital  gains  distributions  and the proceeds of the  redemption  of shares, paid  to any  foreign  person.  All  income  and  any tax  withheld  (in  this situation)  by the Fund is  remitted by the Fund to the U.S.  Treasury  and is identified in reports mailed to shareholders in January of each year.

      The tax  consequences to foreign persons  entitled to claim the benefits of an  applicable  tax treaty may be different  from those  described  herein.
Foreign  shareholders  are urged to consult their own tax advisors or the U.S.
Internal  Revenue  Service with respect to the particular tax  consequences to them of an investment in the Fund,  including  the  applicability  of the U.S.
withholding taxes described above.

Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or  capital gains  distributions  in shares of the same class of any of the other  Oppenheimer  funds listed above.  Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or  distribution.
To elect this  option,  the  shareholder  must  notify the  Transfer  Agent in
writing  and  must  have  an  existing   account  in  the  fund  selected  for
reinvestment.  Otherwise the  shareholder  first must obtain a prospectus  for that fund and an  application  from the  Distributor  to establish an account.
Dividends and/or  distributions from shares of certain other Oppenheimer funds
(other than  Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The  Distributor.  The Fund's  shares are sold  through  dealers,  brokers and
other   financial    institutions   that   have   a   sales   agreement   with
OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager that acts as the Fund's  Distributor.  The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent, is
a division  of the  Manager.  It is  responsible  for  maintaining  the Fund's shareholder  registry  and  shareholder  accounting  records,  and for  paying dividends and  distributions to shareholders.  It serves as the Transfer Agent for an annual per  account  fee. It also  handles  shareholder  servicing  and administrative  functions. It also acts as shareholder servicing agent for the other  Oppenheimer  funds.  Shareholders  should direct  inquiries about their accounts to the Transfer  Agent at the address and toll-free  numbers shown on the back cover.

The  Custodian.  Citibank,  N.A. is the  Custodian of the Fund's  assets.  The
Custodian's  responsibilities  include safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and from the Fund.  It will be the  practice of the Fund to deal with the  Custodian in a manner uninfluenced by any banking  relationship the Custodian may have with the Manager and its  affiliates.  The Fund's cash  balances with the custodian in excess of $100,000 are not protected by Federal  deposit  insurance.  Those uninsured balances at times may be substantial.

Independent  Auditors.  KPMG LLP are the  independent  auditors  of the  Fund.
They audit the Fund's  financial  statements  and perform  other related audit services.  They also act as auditors  for certain  other funds  advised by the
Manager and its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER GLOBAL GROWTH & INCOME FUND:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Global Growth & Income Fund, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Global Growth & Income Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
 KPMG LLP

 Denver, Colorado
 October 21, 2002

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

                                                           MARKET VALUE
                                           SHARES            SEE NOTE 1
------------------------------------------------------------------------
COMMON STOCKS--96.0%
------------------------------------------------------------------------
CONSUMER DISCRETIONARY--18.1%
------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--1.1%
 Six Continents plc                     2,000,000      $     18,651,036
------------------------------------------------------------------------
 MEDIA--12.2%
 General Motors
 Corp., Cl. H(1)                        4,000,000            36,600,000
------------------------------------------------------------------------
 Pixar, Inc.(1)                           300,000            14,430,000
------------------------------------------------------------------------
 Reed Elsevier plc                      2,000,000            17,188,519
------------------------------------------------------------------------
 Sirius Satellite
 Radio, Inc.(1,2)                       8,500,000             8,500,000
------------------------------------------------------------------------
 Toei Animation
 Co. Ltd.                                  30,000             1,848,201
------------------------------------------------------------------------
 Wiley (John) &
 Sons, Inc., Cl. A                      2,200,000            48,422,000
------------------------------------------------------------------------
 Wolters Kluwer NV                      2,600,000            47,023,314
------------------------------------------------------------------------
 XM Satellite Radio
 Holdings, Inc.(1,2)                    7,100,000            27,690,000
                                                       -----------------
                                                            201,702,034

------------------------------------------------------------------------
 SPECIALTY RETAIL--2.9%
 Borders Group, Inc.(1)                   675,000            10,665,000
------------------------------------------------------------------------
 Circuit City
 Stores, Inc./
 Circuit City Group                     1,000,000            15,150,000
------------------------------------------------------------------------
 Gap, Inc. (The)                        2,000,000            21,700,000
                                                       -----------------
                                                             47,515,000

------------------------------------------------------------------------
 TEXTILES & APPAREL--1.9%
 Hermes International
 SA                                       220,000            27,547,874
------------------------------------------------------------------------
 Tod's SpA                                200,000             4,990,915
                                                       ----------------
                                                             32,538,789

------------------------------------------------------------------------
 CONSUMER STAPLES--11.5%
------------------------------------------------------------------------
 BEVERAGES--1.5%
 Allied Domecq plc                      4,000,000            25,224,504
------------------------------------------------------------------------
 FOOD & DRUG RETAILING--1.7%
 Boots Co. plc                          2,000,000            16,622,382
------------------------------------------------------------------------
 Fleming Cos., Inc.                     2,200,000            11,000,000
                                                       -----------------
                                                             27,622,382

------------------------------------------------------------------------
 FOOD PRODUCTS--3.0%
 Delta & Pine
 Land Co.                               1,300,000            24,362,000

                                                           MARKET VALUE
                                           SHARES            SEE NOTE 1
------------------------------------------------------------------------
 FOOD PRODUCTS Continued
 Hain Celestial Group,
 Inc.(1)                                1,000,000      $     14,650,000
------------------------------------------------------------------------
 Thorntons plc(2)                       5,397,480             9,846,170
                                                       -----------------
                                                             48,858,170

------------------------------------------------------------------------
 PERSONAL PRODUCTS--5.3%
 Clarins SA                                50,000             1,655,403
------------------------------------------------------------------------
 Shiseido Co. Ltd.                      5,000,000            59,676,359
------------------------------------------------------------------------
 Wella AG, Preference,
 Non-Vtg.                                 600,000            26,624,802
                                                       -----------------
                                                             87,956,564

------------------------------------------------------------------------
 FINANCIALS--11.3%
------------------------------------------------------------------------
 BANKS--2.5%
 Cassa di Risparmio
 di Firenze SpA
 (Carifirenze)                          9,000,000            10,228,905
------------------------------------------------------------------------
 Sanpaolo IMI SpA                       2,000,000            11,246,854
------------------------------------------------------------------------
 Standard Chartered
 plc                                    2,000,000            20,601,060
                                                       -----------------
                                                             42,076,819

------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--4.4%
 DePfa Bank plc                           200,000            10,278,320
------------------------------------------------------------------------
 LaBranche &
 Co., Inc.(1)                             200,000             4,050,000
------------------------------------------------------------------------
 Marschollek,
 Lautenschlaeger
 und Partner AG
 (MLP)                                  2,000,000            17,789,400
------------------------------------------------------------------------
 Shohkoh Fund
 & Co.                                    200,000            17,578,446
------------------------------------------------------------------------
 Van der Moolen
 Holding NV                             1,400,000            23,175,635
                                                       -----------------
                                                             72,871,801

------------------------------------------------------------------------
 INSURANCE--2.1%
 Aviva plc                              3,000,000            16,866,135
------------------------------------------------------------------------
 CNP Assurances                           200,000             6,637,423
------------------------------------------------------------------------
 Royal & Sun
 Alliance Insurance
 Group plc                              7,000,000            10,595,393
                                                       -----------------
                                                             34,098,951

                                                           MARKET VALUE
                                           SHARES            SEE NOTE 1
------------------------------------------------------------------------
 REAL ESTATE--2.3%
 Rodamco Europe
 NV                                     1,000,000      $     38,247,210
------------------------------------------------------------------------
 HEALTH CARE--9.4%
------------------------------------------------------------------------
 BIOTECHNOLOGY--3.2%
 Affymetrix, Inc.(1)                      500,000            10,400,000
------------------------------------------------------------------------
 Alexion
 Pharmaceuticals,
 Inc.(1,2)                              2,220,000            25,729,800
------------------------------------------------------------------------
 Neurogen Corp.(1,2)                    2,000,000            16,060,000
------------------------------------------------------------------------
 Neurogen Corp.(1,2,3)                    200,000             1,606,000
                                                       -----------------
                                                             53,795,800

------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--2.4%
 Inhale Therapeutic
 Systems, Inc.(1,2)                     8,000,000            40,224,000
------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--0.1%
 Nicox SA(1)                               74,738             1,107,954
------------------------------------------------------------------------
 PHARMACEUTICALS--3.7%
 Banyu
 Pharmaceutical Co.                     3,000,000            31,665,845
------------------------------------------------------------------------
 Fujisawa
 Pharmaceutical
 Co. Ltd.                               1,000,000            20,535,568
------------------------------------------------------------------------
 Santen
 Pharmaceutical
 Co. Ltd.                               1,000,000             8,551,010
                                                       -----------------
                                                             60,752,423

------------------------------------------------------------------------
 INDUSTRIALS--10.4%
------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--2.6%
 Dun & Bradstreet
 Corp.(1)                                 600,000            20,166,000
------------------------------------------------------------------------
 Iron Mountain, Inc.(1)                   900,000            22,491,000
                                                       -----------------
                                                             42,657,000

------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.1%
 SGL Carbon AG(1)                         300,000             1,731,502
------------------------------------------------------------------------
 MACHINERY--2.2%
 Halma plc(2)                          20,000,000            36,205,970
------------------------------------------------------------------------
 TRADING COMPANIES & DISTRIBUTORS--0.2%
 Electrocomponents
 plc                                    1,000,000             3,962,952
------------------------------------------------------------------------
 TRANSPORTATION INFRASTRUCTURE--5.3%
 Eurotunnel SA(1)                     104,000,000            88,393,552

                                                           MARKET VALUE
                                           SHARES            SEE NOTE 1
------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--34.5%
------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--4.8%
 JDS Uniphase Corp.(1)                  6,000,000      $     11,688,000
------------------------------------------------------------------------
 QUALCOMM, Inc.(1)                      2,000,000            55,240,000
------------------------------------------------------------------------
 Toyo
 Communication
 Equipment
 Co. Ltd.(1,2)                          4,000,000            12,288,484
                                                       -----------------
                                                             79,216,484

------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--5.9%
 SanDisk Corp.(1,2)                     4,000,000            52,440,000
------------------------------------------------------------------------
 Toshiba Corp.(1)                      15,000,000            45,835,387
                                                       -----------------
                                                             98,275,387

------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--9.0%
 Coherent, Inc.(1,2)                    3,100,000            56,575,000
------------------------------------------------------------------------
 Keyence Corp.                            100,000            16,789,880
------------------------------------------------------------------------
 Kyocera Corp.                            600,000            40,167,570
------------------------------------------------------------------------
 Murata
 Manufacturing
 Co. Ltd.                                 600,000            30,556,925
------------------------------------------------------------------------
 Tandberg ASA(1)                          476,700             4,663,565
                                                       -----------------
                                                            148,752,940

------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--9.5%
 Altera Corp.(1)                          800,000             6,936,000
------------------------------------------------------------------------
 Applied Micro
 Circuits Corp.(1)                      4,000,000            11,440,000
------------------------------------------------------------------------
 Cree, Inc.(1)                          2,000,000            25,000,000
------------------------------------------------------------------------
 National
 Semiconductor
 Corp.(1)                               7,600,000            90,744,000
------------------------------------------------------------------------
 Three-Five
 Systems, Inc.(1,2)                     3,200,000            14,848,000
------------------------------------------------------------------------
 Xilinx, Inc.(1)                          500,000             7,919,000
                                                       -----------------
                                                            156,887,000

------------------------------------------------------------------------
 SOFTWARE--5.3%
 Cadence Design
 Systems, Inc.(1)                       2,000,000            20,340,000
------------------------------------------------------------------------
 Oracle Corp.(1)                        3,000,000            23,580,000
------------------------------------------------------------------------
 SAP AG                                   300,000            13,739,346
------------------------------------------------------------------------
 Sybase, Inc.(1)                        2,678,300            31,121,846
                                                       -----------------
                                                             88,781,192

------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
------------------------------------------------------------------------

                                                           MARKET VALUE
                                           SHARES            SEE NOTE 1
------------------------------------------------------------------------
 MATERIALS--0.4%
------------------------------------------------------------------------
 METALS & MINING--0.4%
 Massey Energy Co.                        900,000      $      5,805,000
------------------------------------------------------------------------
 UTILITIES--0.4%
------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.4%
 Solidere, GDR(1,3)                     1,375,000             6,153,125
                                                       -----------------
 Total Common Stocks
 (Cost $2,768,421,262)                                    1,590,065,541

                                           UNITS
------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 CD Radio, Inc. Wts.,
 Exp. 5/15/09(1,3)
 (Cost $880,147)                           18,000               182,250

                                        PRINCIPAL
                                           AMOUNT
------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.8%

 Sirius Satellite Radio, Inc.:
 0%/15% Sr. Sec.
 Disc. Nts.,
 12/1/07(2,4)                         $27,500,000             4,812,500
 14.50% Sr. Sec.
 Nts., 5/15/09(2)                      30,000,000             7,200,000
                                                       -----------------
 Total
 Non-Convertible
 Corporate Bonds
 and Notes
 (Cost $35,622,404)                                          12,012,500

                                        PRINCIPAL          MARKET VALUE
                                           AMOUNT            SEE NOTE 1
------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--3.6%

 Undivided interest of 19.79% in joint repurchase
 agreement with BNP Paribas Securities Corp., 1.85%,
 dated 9/30/02, to be repurchased at $59,491,057
 on 10/1/02, collateralized by U.S. Treasury Bonds,
 7.25%--10.375%, 11/15/12--2/15/20, with a
 value of $308,594,118
 (Cost $59,488,000)                   $59,488,000      $     59,488,000

------------------------------------------------------------------------
 TOTAL INVESTMENTS,
 AT VALUE
 (COST $2,864,411,813)                      100.4%        1,661,748,291
------------------------------------------------------------------------
 LIABILITIES IN
 EXCESS OF
 OTHER ASSETS                                (0.4)           (5,855,884)
                                            ----------------------------
 NET ASSETS                                 100.0%     $  1,655,892,407
                                            ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended September 30,
2002. The aggregate fair value of securities of affiliated companies held by the
Fund as of September 30, 2002 amounts to $314,025,924. Transactions during the period in which the issuer was an affiliate are as follows:

                                    SHARES/                                  SHARES/
                                  PRINCIPAL                                PRINCIPAL                      DIVIDEND/
                              SEPTEMBER 30,        GROSS        GROSS   SEPTEMBER 30,       UNREALIZED     INTEREST        REALIZED
                                       2001    ADDITIONS   REDUCTIONS           2002      DEPRECIATION       INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS

Alexion Pharmaceuticals, Inc.     2,000,000      200,000          --       2,220,000     $  40,073,133 $         --   $          --
Coherent, Inc.                    3,100,000           --          --       3,100,000        24,943,622           --              --
Eurotunnel SA*                  109,000,000    1,000,000   6,000,000     104,000,000                --           --      (3,488,779)
Halma plc                        20,000,000           --          --      20,000,000           571,084    1,568,446              --
Inhale Therapeutic
Systems, Inc.                     6,000,000    2,000,000          --       8,000,000       152,766,632           --              --
Neurogen Corp.                    1,575,000      425,000          --       2,000,000        10,675,884           --              --
Neurogen Corp.                      200,000           --          --         200,000         3,394,000           --              --
Polaroid Corp.                    5,500,000           --   5,500,000              --                --           --     (75,129,369)
SanDisk Corp.                     4,000,000           --          --       4,000,000        45,255,528           --              --
Sirius Satellite Radio, Inc.      6,500,000    2,000,000          --       8,500,000       121,004,387           --     (45,936,090)
Sybase, Inc.*                     7,000,000           --   4,321,700       2,678,300                --           --     (23,485,314)
Thorntons plc                     6,265,000           --     867,520       5,397,480         6,704,973      578,428      (1,679,922)
Three-Five Systems, Inc.          3,200,000           --          --       3,200,000       163,511,037           --              --
Toyo Communication
Equipment Co. Ltd.                4,000,000           --          --       4,000,000        47,608,814        2,272              --
Wiley (John) & Sons, Inc., Cl.A*  2,800,000           --     600,000       2,200,000                --      599,661         492,441
XM Satellite Radio
Holdings, Inc.                    5,500,000    1,600,000          --       7,100,000        57,603,549           --              --
                                                                                                       ------------
                                                                                                          2,748,807
                                                                                                       ------------
BONDS AND NOTES
Sirius Satellite Radio, Inc.,
0%/15% Sr. Sec. Disc. Nts.,
12/1/07                         $        --   27,500,000          --   $  27,500,000         7,990,914           --              --
Sirius Satellite Radio, Inc.,
14.50% Sr. Sec. Nts., 5/15/09    16,500,000   13,500,000          --      30,000,000        15,618,990    5,014,321              --
                                                                                                       ----------------------------
                                                                                                          5,014,321              --
                                                                                                       ----------------------------
                                                                                                       $  7,763,128   $(149,227,033)
                                                                                                       ============================

 *No longer an affiliate as of September 30, 2002.

3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A
PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHICAL DIVERSIFICATION                MARKET VALUE         PERCENT
--------------------------------------------------------------------------
 United States                             $  859,255,396            51.7%
 Japan                                        285,493,675            17.2
 Great Britain                                175,764,121            10.6
 France                                       125,342,206             7.5
 The Netherlands                              108,446,159             6.5
 Germany                                       59,885,050             3.6
 Italy                                         26,466,674             1.6
 Ireland                                       10,278,320             0.6
 Lebanon                                        6,153,125             0.4
 Norway                                         4,663,565             0.3
                                           ------------------------------
 TOTAL                                     $1,661,748,291           100.0%
                                           ==============================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ASSETS

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $1,852,663,342)                    $1,347,722,367
 Affiliated companies (cost $1,011,748,471)                         314,025,924
                                                                 --------------
                                                                  1,661,748,291
--------------------------------------------------------------------------------
 Cash                                                                 1,144,732
--------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                   25,146
--------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and dividends                                               4,867,217
 Closed foreign currency contracts                                    1,865,648
 Shares of beneficial interest sold                                   1,587,008
 Investments sold                                                     1,165,256
 Other                                                                   13,482
                                                                 --------------
 Total assets                                                     1,672,416,780

--------------------------------------------------------------------------------
 LIABILITIES

 Payables and other liabilities:
 Investments purchased                                                7,187,399
 Shares of beneficial interest redeemed                               6,087,080
 Distribution and service plan fees                                   1,204,644
 Transfer and shareholder servicing agent fees                          945,749
 Shareholder reports                                                    639,469
 Trustees' compensation                                                 433,567
 Other                                                                   26,465
                                                                 --------------
 Total liabilities                                                   16,524,373

--------------------------------------------------------------------------------
 NET ASSETS                                                      $1,655,892,407
                                                                 ==============

--------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of beneficial interest                       $     111,358
--------------------------------------------------------------------------------
 Additional paid-in capital                                       3,007,949,624
--------------------------------------------------------------------------------
 Undistributed net investment income                                 13,965,163
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments
 and foreign currency transactions                                 (163,575,919)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies        (1,202,557,819)
                                                                 --------------
 NET ASSETS                                                      $1,655,892,407
                                                                 ==============

--------------------------------------------------------------------------------

 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $865,443,515 and 57,468,696 shares of beneficial interest outstanding)              $15.06
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                            $15.98
--------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $522,254,560
 and 35,632,139 shares of beneficial interest outstanding)                           $14.66
--------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $253,560,342
 and 17,281,751 shares of beneficial interest outstanding)                           $14.67
--------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,490,179
 and 701,213 shares of beneficial interest outstanding)                              $14.96
--------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $4,143,811 and 274,598 shares of beneficial interest outstanding)     $15.09

 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended September 30, 2002
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 INVESTMENT INCOME

 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $2,543,141)           $  19,642,847
 Affiliated companies (net of foreign withholding taxes of $238,942)                   2,748,807
-------------------------------------------------------------------------------------------------
 Interest:
 Unaffiliated companies                                                                1,122,916
 Affiliated companies                                                                  5,014,321
                                                                                   --------------
 Total investment income                                                              28,528,891

-------------------------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                                      16,771,978
-------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                               2,914,386
 Class B                                                                               7,483,086
 Class C                                                                               3,505,048
 Class N                                                                                  40,774
-------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                               4,085,786
 Class B                                                                               2,572,116
 Class C                                                                               1,165,637
 Class N                                                                                  23,646
 Class Y                                                                                   3,004
-------------------------------------------------------------------------------------------------
 Shareholder reports                                                                   1,718,192
-------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                             330,833
-------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                  144,144
-------------------------------------------------------------------------------------------------
 Other                                                                                   142,446
                                                                                   --------------
 Total expenses                                                                       40,901,076
 Less reduction to custodian expenses                                                     (5,820)
 Less voluntary waiver of
 transfer and shareholder servicing agent fees--Classes A, B, C and N                    (78,110)
                                                                                   --------------
 Net expenses                                                                         40,817,146

-------------------------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                                 (12,288,255)

-------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments:
   Unaffiliated companies                                                             87,787,358
   Affiliated companies                                                             (149,227,033)
 Foreign currency transactions                                                        12,117,946
                                                                                   --------------
 Net realized loss                                                                   (49,321,729)
-------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                        (342,759,940)
 Translation of assets and liabilities denominated in foreign currencies              71,956,259
                                                                                   --------------
 Net change                                                                         (270,803,681)
                                                                                   --------------
 Net realized and unrealized loss                                                   (320,125,410)

-------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $(332,413,665)
                                                                                   ==============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED SEPTEMBER 30,                                                  2002               2001
----------------------------------------------------------------------------------------------------

 OPERATIONS

 Net investment income (loss)                                    $  (12,288,255)    $      386,501
----------------------------------------------------------------------------------------------------
 Net realized loss                                                  (49,321,729)       (78,183,422)
----------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                             (270,803,681)    (1,215,988,650)
                                                                 -----------------------------------
 Net decrease in net assets resulting from operations              (332,413,665)    (1,293,785,571)

----------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                             (1,112,438)        (2,889,876)
 Class B                                                                     --                 --
 Class C                                                                     --                 --
 Class N                                                                (20,494)                --
 Class Y                                                                (29,272)                --
----------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                             (1,125,488)       (44,129,018)
 Class B                                                               (721,322)       (28,912,108)
 Class C                                                               (338,744)       (14,056,017)
 Class N                                                                 (4,116)                --
 Class Y                                                                 (4,486)                --

----------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                            (22,763,208)       201,841,746
 Class B                                                            (46,784,493)       117,445,042
 Class C                                                            (12,049,522)        42,319,649
 Class N                                                             12,116,547          2,043,613
 Class Y                                                                908,586          5,360,407

----------------------------------------------------------------------------------------------------
 NET ASSETS

 Total decrease                                                    (404,342,115)    (1,014,762,133)
----------------------------------------------------------------------------------------------------
 Beginning of period                                              2,060,234,522      3,074,996,655
                                                                 -----------------------------------
 End of period [including undistributed net investment
 income of $13,965,163 and $3,216,140, respectively]             $1,655,892,407     $2,060,234,522
                                                                 ===================================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS  A        YEAR ENDED SEPTEMBER 30,                    2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                    $ 17.96         $ 30.02        $ 23.37       $ 16.03       $ 19.36
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.03)            .08            .11           .41           .29
 Net realized and unrealized gain (loss)                   (2.83)         (11.28)          8.19          9.64         (1.90)
                                                         --------------------------------------------------------------------
 Total from investment operations                          (2.86)         (11.20)          8.30         10.05         (1.61)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.02)           (.05)          (.33)         (.15)         (.63)
 Dividends in excess of net investment income                 --              --             --            --          (.02)
 Distributions from net realized gain                       (.02)           (.81)         (1.32)        (2.56)        (1.07)
                                                         --------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.04)           (.86)         (1.65)        (2.71)        (1.72)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 15.06         $ 17.96        $ 30.02       $ 23.37       $ 16.03
                                                         ====================================================================

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                      (16.01)%        (38.30)%        36.54%        70.06%        (8.77)%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)             $  865,444      $1,061,527     $1,566,609      $482,481      $212,765
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $1,209,791      $1,444,832     $1,159,085      $309,772      $216,009
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                              (0.17)%          0.38%          0.72%         2.51%         1.62%
 Expenses                                                   1.40%           1.22%          1.20%         1.33%         1.36%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      39%             53%            48%           98%          117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS  B        YEAR ENDED SEPTEMBER 30,                    2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                    $ 17.60         $ 29.59        $ 23.15       $ 15.95       $ 19.27
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.20)           (.08)          (.02)          .29           .23
 Net realized and unrealized gain (loss)                   (2.72)         (11.10)          8.02          9.55         (1.96)
                                                         --------------------------------------------------------------------
 Total from investment operations                          (2.92)         (11.18)          8.00          9.84         (1.73)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --              --           (.24)         (.08)         (.51)
 Dividends in excess of net investment income                 --              --             --            --          (.01)
 Distributions from net realized gain                       (.02)           (.81)         (1.32)        (2.56)        (1.07)
                                                         --------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.02)           (.81)         (1.56)        (2.64)        (1.59)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 14.66         $ 17.60        $ 29.59       $ 23.15       $ 15.95
                                                         ====================================================================

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                      (16.63)%        (38.74)%        35.48%        68.80%        (9.42)%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)               $522,255        $674,707     $1,013,614      $235,032       $81,866
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $747,894        $922,355     $  711,304      $134,974       $63,012
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                              (0.92)%         (0.37)%        (0.05)%        1.76%         1.42%
 Expenses                                                   2.16%           1.97%          1.97%         2.08%         2.11%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      39%             53%            48%           98%          117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS  C        YEAR ENDED SEPTEMBER 30,                    2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                    $ 17.61         $ 29.61        $ 23.15       $ 15.95       $ 19.26
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.19)           (.09)          (.07)          .29           .17
 Net realized and unrealized gain (loss)                   (2.73)         (11.10)          8.07          9.55         (1.91)
                                                         --------------------------------------------------------------------
 Total from investment operations                          (2.92)         (11.19)          8.00          9.84         (1.74)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --              --           (.22)         (.08)         (.48)
 Dividends in excess of net investment income                 --              --             --            --          (.02)
 Distributions from net realized gain                       (.02)           (.81)         (1.32)        (2.56)        (1.07)
                                                         --------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.02)           (.81)         (1.54)        (2.64)        (1.57)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 14.67         $ 17.61        $ 29.61       $ 23.15       $ 15.95
                                                         ====================================================================

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                      (16.62)%        (38.75)%        35.49%        68.79%        (9.43)%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)               $253,560        $318,082       $494,774      $157,362       $70,822
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $356,480        $446,283       $377,158      $104,560       $65,502
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                              (0.90)%         (0.36)%        (0.05)%        1.76%         0.86%
 Expenses                                                   2.13%           1.97%          1.98%         2.08%         2.12%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      39%             53%            48%           98%          117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS  N        YEAR ENDED SEPTEMBER 30,                       2002   2001(1)
------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                       $ 17.94   $ 25.19
------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                           (.06)     (.06)
 Net realized and unrealized loss                             (2.81)    (7.19)
                                                            ------------------
 Total from investment operations                             (2.87)    (7.25)
------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                          (.09)       --
 Dividends in excess of net investment income                    --        --
 Distributions from net realized gain                          (.02)       --
                                                            ------------------
 Total dividends and/or distributions
 to shareholders                                               (.11)       --
------------------------------------------------------------------------------
 Net asset value, end of period                              $14.96    $17.94
                                                            ==================

------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         (16.19)%  (28.78)%

------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                   $10,490    $1,704
------------------------------------------------------------------------------
 Average net assets (in thousands)                          $ 8,179    $  407
------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                          (1.33)%   (2.44)%
 Expenses                                                      1.61%     1.58%
------------------------------------------------------------------------------
 Portfolio turnover rate                                         39%       53%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS  Y        YEAR ENDED SEPTEMBER 30,                       2002   2001(1)
------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                       $ 17.99    $28.40
------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   .09      (.05)
 Net realized and unrealized loss                             (2.85)   (10.36)
                                                            ------------------
 Total from investment operations                             (2.76)   (10.41)
------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                          (.12)       --
 Dividends in excess of net investment income                    --        --
 Distributions from net realized gain                          (.02)       --
                                                            ------------------
 Total dividends and/or distributions
 to shareholders                                               (.14)       --
------------------------------------------------------------------------------
 Net asset value, end of period                              $15.09    $17.99
                                                            ==================

------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         (15.58)%  (36.66)%

------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                    $4,144    $4,215
------------------------------------------------------------------------------
 Average net assets (in thousands)                           $5,231    $1,240
------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                                  0.34%    (1.52)%
 Expenses                                                      0.88%     1.08%
 Expenses, net of voluntary waiver of transfer agent fees
 and/or reduction to custodian expenses                        0.88%     1.06%
------------------------------------------------------------------------------
 Portfolio turnover rate                                         39%       53%

1. For the period from February 1, 2001 (inception of offering) to September 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Global Growth & Income Fund (the Fund) is registered under the
 Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation consistent with preservation of principal, while providing current income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another
 Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

 1. SIGNIFICANT ACCOUNTING POLICIES Continued
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the
 Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
 however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income or excise tax provision is required.

 As of September 30, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                              EXPIRING
                              -----------------------
                              2010       $83,673,627

 As of September 30, 2002, the Fund had approximately $33,966,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 September 30, 2002, the Fund's projected benefit obligations were increased by
 $59,749 and payments of $4,372 were made to retired trustees, resulting in an accumulated liability of $412,512 as of September 30, 2002.

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund.
 Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2002, amounts have been reclassified to reflect an increase in paid-in capital of $18,892, a decrease in overdistributed net investment income of $24,199,482, and an increase in accumulated net realized loss on investments of $24,218,374. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended September 30,
 2002 and September 30, 2001 was as follows:

                                                YEAR ENDED           YEAR ENDED
                                        SEPTEMBER 30, 2002   SEPTEMBER 30, 2001
                 --------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                $3,356,360          $38,287,291
                 Long-term capital gain                 --           51,699,728
                 Return of capital                      --                   --
                                                -------------------------------
                 Total                          $3,356,360          $89,987,019
                                                ===============================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income            $    13,965,163
                 Accumulated net realized loss                     (163,575,919)
                 Net unrealized depreciation                     (1,202,557,819)
                                                                ---------------
                 Total                                          $(1,352,168,575)
                                                                ===============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

28 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED SEPTEMBER 30, 2002   YEAR ENDED SEPTEMBER 30, 2001(1)
                                     SHARES        AMOUNT            SHARES           AMOUNT
----------------------------------------------------------------------------------------------

 CLASS A
 Sold                            15,126,532  $310,388,550        30,120,207    $ 758,088,010
 Dividends and/or
 distributions reinvested            92,582     2,049,812         1,568,822       43,032,825
 Redeemed                       (16,862,834) (335,201,570)      (24,765,391)    (599,279,089)
                                --------------------------------------------------------------
 Net increase (decrease)         (1,643,720) $(22,763,208)        6,923,638    $ 201,841,746
                                ==============================================================

----------------------------------------------------------------------------------------------
 CLASS B
 Sold                             6,644,755  $133,360,938        11,685,759    $ 293,240,151
 Dividends and/or
 distributions reinvested            29,486       639,282           943,043       25,499,887
 Redeemed                        (9,382,021) (180,784,713)       (8,538,576)    (201,294,996)
                                --------------------------------------------------------------
 Net increase (decrease)         (2,707,780) $(46,784,493)        4,090,226    $ 117,445,042
                                ==============================================================

----------------------------------------------------------------------------------------------
 CLASS C
 Sold                             4,021,058  $ 80,542,780         7,421,397    $ 184,428,840
 Dividends and/or
 distributions reinvested            13,064       283,492           433,208       11,722,630
 Redeemed                        (4,815,409)  (92,875,794)       (6,499,830)    (153,831,821)
                                --------------------------------------------------------------
 Net increase (decrease)           (781,287) $(12,049,522)        1,354,775    $  42,319,649
                                ==============================================================

----------------------------------------------------------------------------------------------
 CLASS N
 Sold                             1,032,576  $ 21,261,150            96,048    $   2,061,847
 Dividends and/or
 distributions reinvested             1,116        24,605                --               --
 Redeemed                          (427,482)   (9,169,208)           (1,045)         (18,234)
                                --------------------------------------------------------------
 Net increase                       606,210  $ 12,116,547            95,003    $   2,043,613
                                ==============================================================

----------------------------------------------------------------------------------------------
 CLASS Y
 Sold                               122,435  $  2,563,443          245,608     $   5,601,130
 Dividends and/or
 distributions reinvested             1,528        33,752                --               --
 Redeemed                           (83,698)   (1,688,609)          (11,275)        (240,723)
                                --------------------------------------------------------------
 Net increase                        40,265  $    908,586           234,333    $   5,360,407
                                ==============================================================

 1. For the year ended September 30, 2001, for Class A, B and C shares, for the period from March 1, 2001 (inception of offering) to September 30, 2001, for
 Class N shares and for the period from February 1, 2001 (inception of offering)
 to September 30, 2001, for Class Y shares.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were
 $859,959,839 and $876,231,255, respectively.

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,910,844,036 was composed of:

                     Gross unrealized appreciation     $    49,089,151
                     Gross unrealized depreciation      (1,298,184,896)
                                                       ---------------
                     Net unrealized depreciation       $(1,249,095,745)
                                                       ===============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
 0.80% of the first $250 million of average annual net assets of the Fund, 0.77%
 of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $1.5 billion and 0.65% of average annual net asset in excess of $3.5 billion.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        AGGREGATE        CLASS A      CONCESSIONS      CONCESSIONS     CONCESSIONS     CONCESSIONS
                        FRONT-END      FRONT-END       ON CLASS A       ON CLASS B      ON CLASS C      ON CLASS N
                    SALES CHARGES  SALES CHARGES           SHARES           SHARES          SHARES          SHARES
                       ON CLASS A    RETAINED BY      ADVANCED BY      ADVANCED BY     ADVANCED BY     ADVANCED BY
 YEAR ENDED                SHARES    DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------------------

 September 30, 2002    $2,801,900       $769,311         $272,589       $4,222,640        $682,449        $129,871

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                             CLASS A        CLASS B        CLASS C        CLASS N
                                          CONTINGENT      CONTINGENT     CONTINGENT     CONTINGENT
                                            DEFERRED        DEFERRED       DEFERRED       DEFERRED
                                       SALES CHARGES   SALES CHARGES  SALES CHARGES  SALES CHARGES
                                         RETAINED BY     RETAINED BY    RETAINED BY    RETAINED BY
 YEAR ENDED                              DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
---------------------------------------------------------------------------------------------------

 September 30, 2002                          $28,906      $2,339,843        $58,786        $83,676

--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $2,914,386, all of which were paid by the
 Distributor to recipients, and included $139,400 paid to an affiliate of the
 Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
 A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30,
 2002, were as follows:

                                                                             DISTRIBUTOR'S
                                                           DISTRIBUTOR'S         AGGREGATE
                                                               AGGREGATE      UNREIMBURSED
                                                            UNREIMBURSED     EXPENSES AS %
                         TOTAL PAYMENTS  AMOUNT RETAINED        EXPENSES     OF NET ASSETS
                             UNDER PLAN   BY DISTRIBUTOR      UNDER PLAN          OF CLASS
--------------------------------------------------------------------------------------------

 Class B Plan                $7,483,086       $5,965,307     $24,900,036              4.77%
 Class C Plan                 3,505,048          672,835       5,354,709              2.11
 Class N Plan                    40,774           39,874         133,081              1.27

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS

 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
 Assets and Liabilities as a receivable or payable and in the Statement of
 Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

 As of September 30, 2002, the Fund had outstanding foreign currency contracts as follows:

                                                 CONTRACT        VALUATION
                                  EXPIRATION       AMOUNT            AS OF      UNREALIZED
 CONTRACT DESCRIPTION                  DATES       (000s)   SEPT. 30, 2002    APPRECIATION
-------------------------------------------------------------------------------------------

 CONTRACTS TO PURCHASE
 British Pound Sterling [GBP]        10/1/02        1,711GBP    $2,690,518         $22,412
 Norwegian Krone [NOK]               10/1/02        1,940NOK       261,829           2,734
                                                                                   -------
 Total Unrealized Appreciation                                                     $25,146
                                                                                   =======

--------------------------------------------------------------------------------
 6. ILLIQUID OR RESTRICTED SECURITIES
 As of September 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2002 was $7,941,375, which represents 0.48% of the Fund's net assets, of which
 $1,606,000 is considered restricted. Information concerning restricted securities is as follows:

                                                             VALUATION
                                                                 AS OF      UNREALIZED
 SECURITY             ACQUISITION DATE          COST    SEPT. 30, 2002    DEPRECIATION
---------------------------------------------------------------------------------------

 STOCKS AND/OR WARRANTS
 Neurogen Corp.                6/26/00    $5,000,000        $1,606,000      $3,394,000

--------------------------------------------------------------------------------
 7. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
 Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of
 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at September
 30, 2002.

                                  Appendix A
------------------------------------------------------------------------------
                                 RATINGS DEFINITIONS
------------------------------------------------------------------------------

Below   are    summaries   of   the   rating    definitions    used   by   the
nationally-recognized  rating agencies listed below.  Those ratings  represent the  opinion of the agency as to the credit  quality of issues that they rate.
The summaries below are based upon publicly-available  information provided by the rating organizations.

Moody's Investors Service, Inc.
------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa:  Bonds  rated  Aaa are  judged  to be the best  quality.  They  carry the smallest  degree of  investment  risk.  Interest  payments are  protected by a large or by an exceptionally  stable margin and principal is secure. While the various  protective  elements  are likely to change,  the changes  that can be expected  are most  unlikely to impair the  fundamentally  strong  position of such issues.

Aa:  Bonds  rated  Aa are  judged  to be of  high  quality  by all  standards.
Together  with  the Aaa  group,  they  comprise  what are  generally  known as high-grade  bonds. They are rated lower than the best bonds because margins of protection  may not be as large  as with  Aaa  securities  or  fluctuation  of protective  elements  may be of  greater  amplitude  or  there  may  be  other elements  present which make the long-term  risks appear  somewhat larger than those of Aaa securities.

A: Bonds rated A possess many  favorable  investment  attributes and are to be considered as  upper-medium  grade  obligations.  Factors  giving  security to principal  and  interest are  considered  adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered  medium grade  obligations;  that is, they are  neither  highly  protected  nor poorly  secured.  Interest  payments  and principal  security  appear  adequate  for the present but certain  protective elements  may be  lacking  or may be  characteristically  unreliable  over any great length of time. Such bonds lack outstanding  investment  characteristics and have speculative characteristics as well.

Ba:  Bonds  rated Ba are judged to have  speculative  elements.  Their  future cannot be  considered  well-assured.  Often the  protection  of  interest  and principal  payments may be very moderate and not well safeguarded  during both good and bad times over the  future.  Uncertainty  of  position  characterizes bonds in this class.

B: Bonds rated B  generally  lack  characteristics  of  desirable  investment.
Assurance of interest and principal  payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds rated Caa are of poor  standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds rated Ca  represent  obligations  which are  speculative  in a high degree and are often in default or have other marked shortcomings.

C: Bonds  rated C are the lowest  class of rated  bonds and can be regarded as having  extremely  poor  prospects  of  ever  attaining  any  real  investment standing.

Moody's  applies  numerical  modifiers  1,  2,  and 3 in each  generic  rating classification  from Aa through  Caa.  The  modifier  "1"  indicates  that the obligation  ranks  in the  higher  end  of  its  category;  the  modifier  "2"
indicates a mid-range  ranking and the modifier "3" indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually  senior debt obligations having an original maturity not exceeding one year:

Prime-1:  Issuer has a superior  ability for  repayment  of senior  short-term debt obligations.

Prime-2:  Issuer has a strong ability for repayment of senior  short-term debt obligations.  Earnings  trends and  coverage,  while sound,  may be subject to variation.  Capitalization  characteristics,  while  appropriate,  may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuer has an acceptable  ability for repayment of senior short-term obligations.  The effect of industry  characteristics  and market compositions may be more pronounced.  Variability in earnings and  profitability may result in  changes  in the  level of debt  protection  measurements  and may  require
relatively  high  financial   leverage.   Adequate   alternate   liquidity  is
maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Rating Services
------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating  assigned by Standard & Poor's.
The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated  obligations  only in small degree.  The  obligor's  capacity  to meet  its  financial  commitment  on the obligation is very strong.

A:  Bonds  rated "A" are  somewhat  more  susceptible  to  adverse  effects of
changes  in  circumstances   and  economic   conditions  than  obligations  in
higher-rated   categories.   However,  the  obligor's  capacity  to  meet  its
financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters.  However, adverse economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity  of the  obligor to meet its  financial  commitment  on the obligation.

Bonds  rated  BB,  B,  CCC,  CC  and  C are  regarded  as  having  significant speculative characteristics.  BB indicates the least degree of speculation and
C the  highest.  While such  obligations  will  likely  have some  quality and protective characteristics,  these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less  vulnerable to nonpayment  than other  speculative issues.  However,  these  face  major  uncertainties  or  exposure  to adverse business,  financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more  vulnerable to nonpayment  than an obligation  rated
BB,  but  the  obligor  currently  has the  capacity  to  meet  its  financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment,  and is dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its financial  commitment on the  obligation.  In the event of adverse business,  financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C  rating  may  used  where a  bankruptcy  petition  has been  filed or similar  action has been  taken,  but  payments on this  obligation  are being continued.

D: Bonds rated D are in  default.  Payments  on the  obligation  are not being made on the date due.

The ratings  from AA to CCC may be  modified by the  addition of a plus (+) or minus (-) sign to show relative  standing within the major rating  categories.
The "r" symbol is  attached  to the ratings of  instruments  with  significant noncredit risks.

Short-Term Issue Credit Ratings

A-1:  Rated  in the  highest  category.  The  obligor's  capacity  to meet its financial  commitment on the  obligation is strong.  Within this  category,  a plus  (+)  sign  designation  indicates  the  issuer's  capacity  to meet  its financial obligation is very strong.

A-2:  Obligation  is  somewhat  more  susceptible  to the  adverse  effects of changes in  circumstances  and economic  conditions than obligations in higher rating  categories.  However,  the  obligor's  capacity to meet its  financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.  However,  adverse  economic conditions  or  changing  circumstances  are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having  significant  speculative  characteristics.  The obligor
currently  has  the  capacity  to  meet  its   financial   commitment  on  the
obligation.  However, it faces major ongoing uncertainties which could lead to the  obligor's  inadequate  capacity to meet its  financial  commitment on the obligation.

C:  Currently  vulnerable  to  nonpayment  and  is  dependent  upon  favorable business,  financial,  and  economic  conditions  for the  obligor to meet its financial commitment on the obligation.

D: In payment  default.  Payments on the obligation  have not been made on the due date. The rating may also be used if a bankruptcy  petition has been filed or similar actions jeopardize payments on the obligation.

Fitch, Inc.
------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA:  Highest Credit Quality.  "AAA" ratings denote the lowest  expectation of credit  risk.  They  are  assigned  only in the case of  exceptionally  strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit  Quality.  "AA" ratings denote a very low  expectation of credit  risk.  They  indicate a very  strong  capacity  for timely  payment of financial  commitments.  This  capacity  is not  significantly  vulnerable  to foreseeable events.

A: High Credit  Quality.  "A" ratings denote a low expectation of credit risk.
The  capacity  for  timely  payment of  financial  commitments  is  considered strong.  This capacity  may,  nevertheless,  be more  vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit  Quality.  "BBB"  ratings  indicate that there is currently a low  expectation  of credit risk. The capacity for timely payment of financial commitments is considered  adequate,  but adverse changes in circumstances and in economic  conditions are more likely to impair this  capacity.  This is the lowest investment-grade category.

Speculative Grade:

BB:  Speculative.  "BB" ratings indicate that there is a possibility of credit risk  developing,  particularly as the result of adverse  economic change over time.  However,  business or financial  alternatives may be available to allow financial  commitments  to be met.  Securities  rates in this category are not investment grade.

B: Highly  Speculative.  "B" ratings indicate that significant  credit risk is present,  but a limited margin of safety  remains.  Financial  commitments are currently  being met.  However,  capacity for continued  payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High  Default  Risk.  Default is a real  possibility.  Capacity for meeting  financial  commitments  is solely reliant upon  sustained,  favorable business or economic  developments.  A "CC" rating  indicates  that default of some kind appears probable. "C" ratings signal imminent default.

DDD,  DD, and D:  Default.  The ratings of  obligations  in this  category are based  on  their  prospects  for  achieving  partial  or  full  recovery  in a reorganization  or liquidation of the obligor.  While expected recovery values are  highly  speculative  and  cannot be  estimated  with any  precision,  the following  serve as general  guidelines.  `DDD'  obligations  have the highest potential for recovery,  around  90%-100% of  outstanding  amounts and accrued interest.  `DD' indicates  potential  recoveries in the range of 50%-90%,  and
`D' the lowest recovery potential, i.e., below 50%.

Entities  rated  in this  category  have  defaulted  on  some or all of  their obligations.  Entities rated `DDD' have the highest prospect for resumption of performance  or continued  operation  with or without a formal  reorganization process.  Entities  rated  `DD'  and `D' are  generally  undergoing  a  formal reorganization or liquidation process;  those rated `DD' are likely to satisfy a higher portion of their  outstanding  obligations,  while entities rated `D'
have a poor prospect for repaying all obligations.

Plus (+) and  minus (-) signs  may be  appended  to a rating  symbol to denote relative status within the major rating  categories.  Plus and minus signs are not  added  to  the  "AAA"  category  or to  categories  below  "CCC,"  nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2:  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:  Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:   Default. Denotes actual or imminent payment default.

                                  Appendix B

------------------------------------------------------------------------------
                              Industry Classifications
------------------------------------------------------------------------------

Aerospace & Defense                Household Durables
Air Freight & Couriers             Household Products
Airlines                           Industrial Conglomerates
Auto Components                    Insurance
Automobiles                        Internet & Catalog Retail
Banks                              Internet Software & Services
Beverages                          Information Technology Consulting &
                                   Services
Biotechnology                      Leisure Equipment & Products
Building Products                  Machinery
Chemicals                          Marine
Commercial Services & Supplies     Media
Communications Equipment           Metals & Mining
Computers & Peripherals            Multiline Retail
Construction & Engineering         Multi-Utilities
Construction Materials             Office Electronics
Containers & Packaging             Oil & Gas
Distributors                       Paper & Forest Products
Diversified Financials             Personal Products
Diversified Telecommunication      Pharmaceuticals
Services
Electric Utilities                 Real Estate
Electrical Equipment               Road & Rail
Electronic Equipment & Instruments Semiconductor Equipment & Products
Energy Equipment & Services        Software
Food & Drug Retailing              Specialty Retail
Food Products                      Textiles & Apparel
Gas Utilities                      Tobacco
Health Care Equipment & Supplies   Trading Companies & Distributors
Health Care Providers & Services   Transportation Infrastructure
Hotels Restaurants & Leisure       Water Utilities
                                   Wireless Telecommunication Services

                                  Appendix C
        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases,  the initial sales charge that applies to purchases of Class
A shares3 of the  Oppenheimer  funds or the  contingent  deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4  That is because  of the  economies  of  sales  efforts  realized  by  OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"),  or by dealers or other  financial  institutions  that offer those  shares to certain classes of investors.

Not  all  waivers  apply  to all  funds.  For  example,  waivers  relating  to
Retirement Plans do not apply to Oppenheimer  municipal funds,  because shares of those funds are not  available  for purchase by or on behalf of  retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers  described below and in the Prospectus and Statement of Additional  Information of the applicable  Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans  qualified  under Sections  401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans5
         4) Group Retirement Plans6
         5) 403(b)(7) custodial plan accounts
         6) Individual  Retirement  Accounts ("IRAs"),  including  traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The  interpretation  of these provisions as to the  applicability of a special arrangement  or waiver in a particular  case is in the sole  discretion of the
Distributor  or the  transfer  agent  (referred  to in  this  document  as the
"Transfer  Agent") of the  particular  Oppenheimer  fund.  These  waivers  and special  arrangements may be amended or terminated at any time by a particular fund, the  Distributor,  and/or  OppenheimerFunds,  Inc.  (referred to in this document as the "Manager").

Waivers  that apply at the time shares are  redeemed  must be requested by the shareholder and/or dealer in the redemption request.
I.    Applicability  of Class A Contingent  Deferred  Sales Charges in Certain
      Cases
------------------------------------------------------------------------------

Purchases  of Class A Shares of  Oppenheimer  Funds  That Are Not  Subject  to
Initial  Sales  Charge but May Be Subject to the Class A  Contingent  Deferred
Sales Charge (unless a waiver applies).

      There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below.  However,  these purchases may be subject to the Class A  contingent  deferred  sales  charge if redeemed within 18 months  (24  months in the case of  Oppenheimer  Rochester  National
Municipals  and Rochester  Fund  Municipals)  of the beginning of the calendar month of their  purchase,  as  described  in the  Prospectus  (unless a waiver
described   elsewhere   in  this   Appendix   applies   to  the   redemption).
Additionally,  on shares purchased under these waivers that are subject to the
Class A  contingent  deferred  sales  charge,  the  Distributor  will  pay the applicable  concession  described in the Prospectus  under "Class A Contingent
Deferred Sales Charge."7 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement  Plan that was  permitted to purchase  such shares at net asset value but subject to a  contingent deferred  sales charge prior to March 1, 2001.  That  included  plans
         (other than IRA or 403(b)(7)  Custodial Plans) that: 1) bought shares costing  $500,000 or more, 2) had at the time of purchase 100 or more eligible  employees  or total plan assets of $500,000 or more,  or 3)
         certified  to the  Distributor  that it  projects to have annual plan purchases of $200,000 or more.
|_|   Purchases  by  an   OppenheimerFunds-sponsored   Rollover  IRA,  if  the
         purchases are made:
         1) through a broker,  dealer,  bank or registered  investment adviser that has made special  arrangements with the Distributor for those purchases, or
         2) by  a  direct   rollover  of  a  distribution   from  a  qualified
            Retirement  Plan  if the  administrator  of  that  Plan  has  made special arrangements with the Distributor for those purchases.
|_|   Purchases  of Class A shares by  Retirement  Plans  that have any of the following record-keeping arrangements:
         1) The record  keeping is performed by Merrill  Lynch Pierce Fenner &
            Smith,  Inc.  ("Merrill Lynch") on a daily valuation basis for the
            Retirement   Plan.   On  the  date  the  plan  sponsor  signs  the
            record-keeping  service  agreement  with Merrill  Lynch,  the Plan must have $3 million or more of its assets  invested in (a) mutual funds,  other  than those  advised  or  managed  by Merrill  Lynch
            Investment  Management,  L.P.  ("MLIM"),  that are made  available under a Service  Agreement  between  Merrill  Lynch and the mutual
            fund's  principal  underwriter  or  distributor,   and  (b)  funds
            advised or managed  by MLIM (the  funds  described  in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record  keeping  for the  Retirement  Plan is  performed  on a daily  valuation  basis  by a record  keeper  whose  services  are provided  under a contract or  arrangement  between the Retirement
            Plan and Merrill  Lynch.  On the date the plan  sponsor  signs the record keeping  service  agreement  with Merrill  Lynch,  the Plan must  have $3  million  or more of its  assets  (excluding  assets
            invested  in  money   market   funds)   invested   in   Applicable
            Investments.
         3) The  record  keeping  for a  Retirement  Plan is  handled  under a service  agreement  with  Merrill  Lynch  and on the date the plan sponsor  signs that  agreement,  the Plan has 500 or more eligible employees  (as  determined  by the Merrill  Lynch plan  conversion manager).
II.
Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial  and  Contingent  Deferred  Sales  Charges  for  Certain
Purchasers.

Class A shares  purchased by the  following  investors  are not subject to any
Class A sales charges (and no concessions  are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former  officers,  directors,  trustees  and  employees  (and their  "immediate  families")  of  the  Fund,  the  Manager  and  its affiliates,  and  retirement  plans  established  by them  for  their employees.  The term  "immediate  family"  refers  to  one's  spouse,
         children,  grandchildren,   grandparents,   parents,  parents-in-law,
         brothers  and  sisters,  sons-  and  daughters-in-law,   a  sibling's
         spouse,  a spouse's  siblings,  aunts,  uncles,  nieces and  nephews;
         relatives  by virtue of a  remarriage  (step-children,  step-parents, etc.) are included.
|_|   Registered  management  investment  companies,  or separate  accounts of insurance  companies  having an  agreement  with the  Manager  or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor,  if they purchase  shares for their own accounts or for retirement  plans for their employees.
|_|   Employees and registered  representatives (and their spouses) of dealers or  brokers  described  above or  financial  institutions  that  have entered  into sales  arrangements  with such  dealers or brokers (and which  are  identified  as  such  to the  Distributor)  or  with  the
         Distributor.  The purchaser  must certify to the  Distributor  at the time  of  purchase  that  the  purchase  is for the  purchaser's  own account  (or for the  benefit  of such  employee's  spouse  or  minor children).
|_|   Dealers,  brokers,  banks or  registered  investment  advisors that have
         entered   into  an   agreement   with   the   Distributor   providing
         specifically  for  the  use of  shares  of  the  Fund  in  particular investment  products made available to their  clients.  Those clients may be charged a  transaction  fee by their dealer,  broker,  bank or advisor for the purchase or sale of Fund shares.
|_|   Investment  advisors  and  financial  planners  who have entered into an agreement  for this  purpose with the  Distributor  and who charge an advisory,  consulting or other fee for their  services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts,  if the purchases are made  through a broker or agent or other  financial  intermediary that has made special  arrangements  with the  Distributor  for those purchases.
|_|   Clients of investment  advisors or financial planners (that have entered into an  agreement  for this purpose  with the  Distributor)  who buy shares for their own accounts may also purchase  shares without sales charge but only if their  accounts are linked to a master  account of their  investment  advisor  or  financial  planner  on the  books and records of the broker,  agent or  financial  intermediary  with which the  Distributor  has made such special  arrangements . Each of these investors  may be  charged a fee by the  broker,  agent or  financial intermediary for purchasing shares.
|_|   Directors,  trustees,  officers or full-time employees of OpCap Advisors or its  affiliates,  their  relatives or any trust,  pension,  profit sharing or other  benefit  plan which  beneficially  owns  shares for those persons.
|_|   Accounts  for  which  Oppenheimer  Capital  (or  its  successor)  is the
         investment   advisor  (the   Distributor  must  be  advised  of  this
         arrangement)  and  persons  who  are  directors  or  trustees  of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment  trust that has entered into an appropriate  agreement with the Distributor.
|_|   Dealers,  brokers,  banks, or registered  investment  advisers that have entered  into an  agreement  with the  Distributor  to sell shares to defined contribution  employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement  Plans and  deferred  compensation  plans and trusts  used to fund those plans (including,  for example, plans qualified or created under sections 401(a),  401(k), 403(b) or 457 of the Internal Revenue
         Code),  in each case if those  purchases  are made  through a broker,
         agent  or  other  financial   intermediary   that  has  made  special
         arrangements with the Distributor for those purchases.
|_|   A  TRAC-2000  401(k)  plan  (sponsored  by the  former  Quest  for Value
         Advisors)  whose  Class B or Class C shares  of a  Former  Quest  for
         Value Fund were  exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000  program on November
         24, 1995.
|_|   A qualified  Retirement  Plan that had agreed with the former  Quest for
         Value  Advisors  to  purchase  shares of any of the Former  Quest for
         Value Funds at net asset  value,  with such shares to be held through
         DCXchange,  a sub-transfer agency mutual fund clearinghouse,  if that
         arrangement  was   consummated  and  share  purchases   commenced  by
         December 31, 1996.

B. Waivers  of  Initial  and  Contingent  Deferred  Sales  Charges  in Certain
Transactions.

Class A shares  issued or  purchased  in the  following  transactions  are not subject to sales charges (and no  concessions  are paid by the  Distributor on such purchases):
|_|   Shares  issued  in  plans  of  reorganization,  such as  mergers,  asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares   purchased   by  the   reinvestment   of   dividends   or  other
         distributions  reinvested  from the Fund or other  Oppenheimer  funds
         (other than Oppenheimer Cash Reserves) or unit investment  trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares  purchased  through  a  broker-dealer  that  has  entered  into a
         special   agreement  with  the  Distributor  to  allow  the  broker's customers to purchase and pay for shares of  Oppenheimer  funds using the  proceeds  of shares  redeemed in the prior 30 days from a mutual fund  (other  than  a  fund  managed  by  the  Manager  or any of its
         subsidiaries)   on  which  an  initial  sales  charge  or  contingent
         deferred  sales  charge was paid.  This waiver also applies to shares purchased  by exchange of shares of  Oppenheimer  Money  Market Fund,
         Inc.  that were  purchased  and paid for in this manner.  This waiver must be  requested  when the  purchase  order is placed for shares of the Fund, and the Distributor may require  evidence of  qualification for this waiver.
|_|   Shares  purchased with the proceeds of maturing  principal  units of any
         Qualified Unit Investment Liquid Trust Series.
|_|   Shares   purchased  by  the   reinvestment   of  loan  repayments  by  a
         participant  in a  Retirement  Plan  for  which  the  Manager  or  an affiliate acts as sponsor.

C. Waivers  of the  Class A  Contingent  Deferred  Sales  Charge  for  Certain
Redemptions.

The Class A  contingent  deferred  sales  charge is also waived if shares that would  otherwise  be  subject  to the  contingent  deferred  sales  charge are redeemed in the following cases:
|_|   To make Automatic  Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary  redemptions  of shares by operation  of law or  involuntary redemptions of small accounts  (please refer to "Shareholder  Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans,  deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following  the death or  disability  (as  defined in the  Internal
            Revenue  Code) of the  participant  or  beneficiary.  The death or
            disability  must  occur  after  the   participant's   account  was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.8
         5) Under a  Qualified  Domestic  Relations  Order,  as defined in the
            Internal  Revenue  Code,  or, in the case of an IRA,  a divorce or separation  agreement  described in Section  71(b) of the Internal
            Revenue Code.
         6) To meet the  minimum  distribution  requirements  of the  Internal
            Revenue Code.
         7) To make  "substantially  equal periodic  payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.9
         10)      Participant-directed  redemptions  to  purchase  shares of a mutual  fund  (other  than a fund  managed  by  the  Manager  or a
            subsidiary   of  the   Manager)  if  the  plan  has  made  special
            arrangements with the Distributor.
         11)      Plan  termination  or  "in-service  distributions,"  if  the
            redemption    proceeds   are   rolled   over    directly   to   an
            OppenheimerFunds-sponsored IRA.
|_|   For  distributions  from 401(k) plans sponsored by  broker-dealers  that have entered into a special  agreement with the Distributor  allowing this waiver.
|_|   For  distributions  from retirement  plans that have $10 million or more in plan assets and that have  entered into a special  agreement  with the Distributor.
|_|   For  distributions  from retirement plans which are part of a retirement plan product or platform  offered by certain  banks,  broker-dealers, financial advisors,  insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.  Waivers  of Class B, Class C and Class N Sales  Charges  of  Oppenheimer
      Funds
--------------------------------------------------------------------------------

The Class B, Class C and Class N contingent  deferred  sales  charges will not be applied to shares  purchased in certain types of  transactions  or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N  contingent  deferred  sales  charges will be waived for redemptions of shares in the following cases:
|_|   Shares  redeemed  involuntarily,  as described in  "Shareholder  Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions  from accounts  other than  Retirement  Plans  following the death or disability of the last surviving  shareholder.  The death or disability must have occurred after the account was established,  and for  disability  you must  provide  evidence  of a  determination  of disability by the Social Security Administration.
|_|   The   contingent   deferred  sales  charges  are  generally  not  waived
         following  the death or  disability  of a grantor  or  trustee  for a trust  account.  The  contingent  deferred sales charges will only be waived in the  limited  case of the death of the trustee of a grantor trust or  revocable  living  trust for which the  trustee is also the sole  beneficiary.  The death or disability  must have occurred after the account was  established,  and for  disability  you must  provide evidence of a  determination  of  disability  by the Social  Security
         Administration.
|_|   Distributions  from accounts for which the  broker-dealer  of record has entered into a special  agreement with the Distributor  allowing this waiver.
|_|   Redemptions  of Class B shares held by  Retirement  Plans whose  records are  maintained  on a daily  valuation  basis by Merrill  Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S.  Government Trust from accounts of clients of financial  institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions  requested in writing by a Retirement  Plan sponsor of Class
         C shares of an  Oppenheimer  fund in amounts of  $500,000 or more and made more than 12 months after the  Retirement  Plan's first purchase of Class C shares,  if the redemption  proceeds are invested in Class
         N shares of one or more Oppenheimer funds.
|_|   Distributions10  from Retirement  Plans or other employee  benefit plans for any of the following purposes:
         1) Following  the death or  disability  (as  defined in the  Internal
            Revenue  Code) of the  participant  or  beneficiary.  The death or
            disability  must  occur  after  the   participant's   account  was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.11
         5) To  make   distributions   required  under  a  Qualified  Domestic
            Relations  Order  or,  in  the  case  of  an  IRA,  a  divorce  or separation  agreement  described in Section  71(b) of the Internal
            Revenue Code.
         6) To meet the  minimum  distribution  requirements  of the  Internal
            Revenue Code.
         7) To make  "substantially  equal periodic  payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.12
         9) On account of the participant's separation from service.13
         10)      Participant-directed  redemptions  to  purchase  shares of a mutual  fund  (other  than a fund  managed  by  the  Manager  or a subsidiary of the Manager)  offered as an  investment  option in a
            Retirement  Plan if the plan has made  special  arrangements  with the Distributor.
         11)      Distributions  made  on  account  of a plan  termination  or
            "in-service" distributions,  if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For  distributions  from a  participant's  account  under an
            Automatic  Withdrawal Plan after the participant  reaches age 59 1/2, as long as the  aggregate  value  of the  distributions  does  not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic  Withdrawal
            Plan  for  an  account  other  than  a  Retirement  Plan,  if  the aggregate  value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For   distributions   from   401(k)   plans   sponsored   by
            broker-dealers  that have entered into a special  arrangement with the Distributor allowing this waiver.
|_|   Redemptions  of Class B shares  or  Class C  shares  under an  Automatic
         Withdrawal  Plan from an account other than a Retirement  Plan if the aggregate  value of the  redeemed  shares  does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The  contingent  deferred  sales  charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered  management  investment  companies or separate accounts of insurance  companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares  sold to  present  or former  officers,  directors,  trustees  or employees  (and  their  "immediate  families"  as  defined  above  in
         Section  I.A.)  of the  Fund,  the  Manager  and its  affiliates  and retirement plans established by them for their employees.
IV.   Special  Sales  Charge   Arrangements   for   Shareholders   of  Certain
      Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and  contingent  deferred sales charge rates and waivers for Class
A, Class B and Class C shares  described  in the  Prospectus  or  Statement of
Additional  Information  of the  Oppenheimer  funds are  modified as described below for certain persons who were  shareholders of the former Quest for Value
Funds. To be eligible,  those persons must have been  shareholders on November
24, 1995, when  OppenheimerFunds,  Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer  Small  Cap  Value
   Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer    Quest    Global
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These  arrangements  also apply to  shareholders  of the following funds when  they  merged  (were  reorganized)  into  various  Oppenheimer  funds  on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest   for   Value   New   York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest      for     Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest     for     Value     California
   Tax-Exempt Fund

      All of the funds listed  above are  referred to in this  Appendix as the
"Former  Quest for  Value  Funds."  The  waivers  of  initial  and  contingent deferred  sales  charges  described  in this  Appendix  apply to  shares of an
Oppenheimer fund that are either:
|_|   acquired  by such  shareholder  pursuant  to an exchange of shares of an
         Oppenheimer  fund that was one of the Former  Quest for Value  Funds,
         or
|_|   purchased  by  such   shareholder  by  exchange  of  shares  of  another
         Oppenheimer fund that were acquired  pursuant to the merger of any of the Former Quest for Value Funds into that other  Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain  Former Quest for
         Value Funds Shareholders.

Purchases  by Groups  and  Associations.  The  following  table sets forth the initial  sales  charge  rates  for  Class A shares  purchased  by  members  of
"Associations"  formed for any purpose other than the purchase of  securities.
The rates in the table apply if that  Association  purchased  shares of any of the Former  Quest for Value  Funds or  received a proposal  to  purchase  such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial       Sales Initial  Sales  Charge Concession  as
Number  of   Eligible Charge  as  a %  of as a % of  Net  Amount % of  Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer            2.50%               2.56%                  2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not 2.00%               2.04%                  1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by  Associations  having 50 or more eligible  employees or members,  there is no initial sales charge on purchases of Class A shares, but those  shares are  subject to the Class A  contingent  deferred  sales  charge described in the applicable fund's Prospectus.

      Purchases  made under this  arrangement  qualify for the lower of either the sales  charge  rate in the table  based on the  number  of  members  of an
Association,  or the  sales  charge  rate  that  applies  under  the  Right of
Accumulation  described in the applicable  fund's  Prospectus and Statement of
Additional  Information.  Individuals  who qualify under this  arrangement for reduced  sales  charge  rates as members  of  Associations  also may  purchase shares for their  individual  or  custodial  accounts at these  reduced  sales charge rates, upon request to the Distributor.

|X|   Waiver  of  Class A Sales  Charges  for  Certain  Shareholders.  Class A
         shares  purchased by the  following  investors are not subject to any
         Class A initial or contingent deferred sales charges:
o     Shareholders  who  were  shareholders  of the AMA  Family  of  Funds  on
            February  28,  1991 and who  acquired  shares of any of the Former
            Quest for Value Funds by merger of a  portfolio  of the AMA Family of Funds.
o     Shareholders  who acquired  shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver  of  Class  A  Contingent   Deferred   Sales  Charge  in  Certain
         Transactions.  The Class A contingent  deferred sales charge will not apply to  redemptions  of Class A shares  purchased by the  following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased  Class A shares from a dealer that is or was not permitted to receive a sales load or  redemption  fee imposed on a shareholder with  whom that  dealer  has a  fiduciary  relationship,  under  the  Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for  Redemptions of Shares  Purchased Prior to March 6, 1995. In
         the following  cases,  the  contingent  deferred sales charge will be waived  for  redemptions  of Class A, Class B or Class C shares of an
         Oppenheimer  fund.  The shares must have been  acquired by the merger of a Former  Quest for Value Fund into the fund or by  exchange  from an  Oppenheimer  fund that was a Former  Quest for Value Fund or into which such fund merged.  Those shares must have been purchased  prior to March 6, 1995 in connection with:
o     withdrawals  under an  automatic  withdrawal  plan  holding  only either
            Class B or  Class C  shares  if the  annual  withdrawal  does  not exceed 10% of the  initial  value of the account  value,  adjusted annually, and
o     liquidation of a shareholder's  account if the aggregate net asset value of shares  held in the account is less than the  required  minimum value of such accounts.

|X|   Waivers for  Redemptions  of Shares  Purchased on or After March 6, 1995
         but  Prior  to  November  24,  1995.  In  the  following  cases,  the contingent  deferred  sales charge will be waived for  redemptions of
         Class A,  Class B or  Class C  shares  of an  Oppenheimer  fund.  The shares must have been  acquired  by the merger of a Former  Quest for
         Value  Fund into the fund or by  exchange  from an  Oppenheimer  fund that was a Former  Quest For Value  Fund or into  which  such  Former
         Quest for Value Fund merged.  Those  shares must have been  purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions  following the death or disability of the shareholder(s) (as evidenced  by a  determination  of  total  disability  by the U.S.
            Social Security Administration);
o     withdrawals under an automatic  withdrawal plan (but only for Class B or
            Class C shares) where the annual  withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A  shareholder's  account  will  be  credited  with  the  amount  of any contingent  deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the  Oppenheimer  fund described in this section if the proceeds  are  invested  in the same  Class of shares in that fund or  another
Oppenheimer fund within 90 days after redemption.
V.    Special  Sales  Charge   Arrangements   for   Shareholders   of  Certain
      Oppenheimer  Funds  Who  Were  Shareholders  of  Connecticut   Mutual
      Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent  deferred sale charge rates and waivers for Class A and Class B shares  described in the respective  Prospectus (or this Appendix)
of the  following  Oppenheimer  funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are  modified  as  described  below  for  those  Fund  shareholders  who  were shareholders of the following  funds  (referred to as the "Former  Connecticut
Mutual  Funds")  on March 1,  1996,  when  OppenheimerFunds,  Inc.  became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account
   Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA   LifeSpan    Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent  Deferred  Sales Charge.  Certain  shareholders  of a
         Fund and the other  Former  Connecticut  Mutual Funds are entitled to continue to make additional  purchases of Class A shares at net asset value  without a Class A initial  sales  charge,  but  subject to the
         Class A contingent  deferred sales charge that was in effect prior to
         March 18,  1996 (the "prior  Class A CDSC").  Under the prior Class A
         CDSC,  if any of  those  shares  are  redeemed  within  one  year  of purchase,  they  will be  assessed  a 1%  contingent  deferred  sales charge  on an  amount  equal  to  the  current  market  value  or the original purchase price of the shares sold,  whichever is smaller (in such  redemptions,  any shares not  subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons  whose  purchases  of Class A shares  of a Fund and  other
            Former  Connecticut  Mutual Funds were $500,000 prior to March 18,
            1996,  as a result of direct  purchases or  purchases  pursuant to
            the  Fund's   policies   on  Combined   Purchases   or  Rights  of
            Accumulation,  who still hold  those  shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose  intended  purchases  under a Statement of Intention entered  into prior to March 18,  1996,  with the  former  general distributor  of the Former  Connecticut  Mutual  Funds to purchase shares valued at $500,000 or more over a 13-month  period entitled those persons to purchase  shares at net asset value without being subject to the Class A initial sales charge

      Any of the  Class A shares of a Fund and the  other  Former  Connecticut
Mutual  Funds that were  purchased at net asset value prior to March 18, 1996, remain  subject to the prior  Class A CDSC,  or if any  additional  shares are
purchased  by  those   shareholders  at  net  asset  value  pursuant  to  this
arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge  Waivers.  Additional  Class A shares of a Fund may be purchased  without a sales charge,  by a person who was in one (or more) of the  categories  below and acquired  Class A shares prior to
         March 18, 1996, and still holds Class A shares:
         1) any purchaser,  provided the total initial amount  invested in the
            Fund or any one or more of the  Former  Connecticut  Mutual  Funds totaled $500,000 or more,  including  investments made pursuant to the  Combined  Purchases,  Statement  of  Intention  and Rights of
            Accumulation  features  available  at  the  time  of  the  initial purchase and such  investment  is still held in one or more of the
            Former  Connecticut  Mutual  Funds or a Fund into  which such Fund merged;
         2) any  participant  in a  qualified  plan,  provided  that the total initial  amount  invested  by the  plan in the  Fund or any one or more of the Former  Connecticut  Mutual Funds totaled  $500,000 or more;
         3) Directors   of  the  Fund  or  any  one  or  more  of  the  Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee  benefit plans sponsored by Connecticut  Mutual Financial
            Services,  L.L.C.  ("CMFS"),  the prior  distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more  members  of a group of at least  1,000  persons  (and persons  who are  retirees  from such  group)  engaged in a common business,  profession,  civic  or  charitable  endeavor  or  other activity,  and the  spouses and minor  dependent  children of such persons,  pursuant to a marketing  program  between  CMFS and such group; and
         6) an  institution  acting as a fiduciary on behalf of an  individual or individuals,  if such  institution was directly  compensated by the  individual(s)  for recommending the purchase of the shares of the  Fund  or any one or more  of the  Former  Connecticut  Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases  of Class A shares  made  pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former  Connecticut  Mutual Funds described above.

      Additionally,  Class A shares of a Fund may be purchased without a sales charge by any holder of a variable  annuity  contract issued in New York State by Connecticut  Mutual Life Insurance  Company  through the Panorama  Separate
Account which is beyond the applicable  surrender  charge period and which was used to fund a qualified plan, if that holder  exchanges the variable  annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the  Prospectus  and in this Appendix, above, the contingent  deferred sales charge will be waived for redemptions of
Class A and  Class B  shares  of a Fund  and  exchanges  of Class A or Class B shares  of a Fund  into  Class A or  Class B shares  of a  Former  Connecticut
Mutual  Fund  provided  that the  Class A or Class B shares  of the Fund to be redeemed or exchanged  were (i) acquired  prior to March 18, 1996 or (ii) were acquired by exchange from an  Oppenheimer  fund that was a Former  Connecticut
Mutual Fund.  Additionally,  the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder,  as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for   retirement   distributions   (or   loans)   to   participants   or
      beneficiaries  from retirement  plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred  compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as  tax-free  returns  of excess  contributions  to such  retirement  or employee benefit plans;
   5) in  whole or in part,  in  connection  with  shares  sold to any  state, county,  or city,  or any  instrumentality,  department,  authority,  or agency  thereof,  that is prohibited by applicable  investment laws from paying a sales charge or concession  in connection  with the purchase of shares of any registered investment management company;
   6) in  connection  with  the  redemption  of  shares  of the  Fund due to a combination  with  another  investment  company  by  virtue of a merger, acquisition or similar reorganization transaction;
   7) in  connection  with  the  Fund's  right  to  involuntarily   redeem  or
      liquidate the Fund;
   8) in connection  with automatic  redemptions of Class A shares and Class B shares in certain  retirement  plan  accounts  pursuant to an  Automatic
      Withdrawal  Plan but limited to no more than 12% of the  original  value annually; or
9)    as  involuntary  redemptions  of shares by  operation  of law,  or under procedures  set forth in the Fund's  Articles  of  Incorporation,  or as adopted by the Board of Directors of the Fund.

VI.   Special  Reduced  Sales  Charge  for  Former   Shareholders  of  Advance
      America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer  Municipal Bond Fund,  Oppenheimer U.S. Government
Trust,  Oppenheimer  Strategic Income Fund and Oppenheimer Capital Income Fund
who  acquired  (and  still  hold)  shares  of those  funds as a result  of the
reorganization   of  series  of  Advance   America  Funds,   Inc.  into  those
Oppenheimer  funds on October 18, 1991, and who held shares of Advance America
Funds,  Inc.  on March 30,  1990,  may  purchase  Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.  Sales  Charge  Waivers  on  Purchases  of Class M Shares of  Oppenheimer
      Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer  Convertible  Securities  Fund  (referred to as the "Fund" in this section) may sell Class M shares at net asset value  without any initial sales charge to the classes of investors  listed below who, prior to March 11, 1996, owned  shares  of the  Fund's  then-existing  Class A and  were  permitted  to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former  officers,  directors,  trustees  and  employees  (and their  "immediate  families"  as defined in the Fund's  Statement  of
         Additional  Information) of the Fund, the Manager and its affiliates, and  retirement  plans  established  by them or the prior  investment advisor of the Fund for their employees,
|_|   registered  management  investment  companies  or  separate  accounts of insurance  companies  that had an  agreement  with the  Fund's  prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor,  if they purchase  shares for their own accounts or for retirement  plans for their employees,
|_|   employees and registered  representatives (and their spouses) of dealers
         or  brokers   described  in  the   preceding   section  or  financial
         institutions  that have  entered into sales  arrangements  with those dealers  or  brokers  (and  whose  identity  is  made  known  to  the
         Distributor)  or with  the  Distributor,  but  only if the  purchaser certifies  to the  Distributor  at the  time  of  purchase  that  the purchaser meets these qualifications,
|_|   dealers,  brokers,  or registered  investment  advisors that had entered into an agreement with the  Distributor  or the prior  distributor of the Fund specifically  providing for the use of Class M shares of the
         Fund  in  specific   investment  products  made  available  to  their
         clients, and
dealers,  brokers or registered  investment  advisors that had entered into an agreement with the  Distributor  or prior  distributor of the Fund's shares to sell shares to defined  contribution  employee  retirement plans for which the dealer, broker, or investment advisor provides administrative services.

1 Mr. Motley was elected as Trustee to the Board I Funds effective
October 10, 2002.

2. In  accordance  with Rule 12b-1 of the  Investment  Company
Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or  indirect  financial  interest  in the  operation  of the distribution  plan or any agreement under the plan.

3 Certain waivers also apply to Class M shares of Oppenheimer  Convertible
Securities Fund.

4 In the case of Oppenheimer Senior Floating Rate Fund, a  continuously-offered closed-end fund, references to contingent deferred sales charges mean the
  Fund's Early Withdrawal Charges and  references to  "redemptions"  mean
  "repurchases"  of shares.

     5 An "employee benefit plan" means any plan or arrangement,  whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of  participants  who are  employees of a single  employer or of affiliated employers.  These may include, for example, medical savings accounts, payroll  deduction plans or similar plans.  The fund accounts must be registered in the name of the  fiduciary  or  administrator  purchasing  the shares for the benefit of participants in the plan.

     6 The term "Group  Retirement  Plan" means any  qualified or  non-qualified retirement plan for employees of a corporation or sole  proprietorship,  members and  employees of a  partnership  or  association  or other  organized  group of persons (the members of which may include other  groups),  if the group has made special  arrangements  with  the  Distributor  and  all  members  of  the  group participating  in (or who are  eligible  to  participate  in) the plan  purchase shares  of an  Oppenheimer  fund or funds  through a single  investment  dealer, broker or other  financial  institution  designated  by the  group.  Such  plans include 457 plans, SEP-IRAs,  SARSEPs,  SIMPLE plans and 403(b) plans other than plans for  public  school  employees.  The term  "Group  Retirement  Plan"  also includes  qualified  retirement plans and  non-qualified  deferred  compensation plans and IRAs that purchase  shares of an  Oppenheimer  fund or funds through a single investment  dealer,  broker or other financial  institution that has made special arrangements with the Distributor.

     7  However,  that  concession  will not be paid on  purchases  of shares in amounts  of $1  million  or more  (including  any  right of  accumulation)  by a
Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares  of one or more  Oppenheimer  funds  held by the Plan for more than one year.

8 This provision does not apply to IRAs.

     9 This  provision  does  not  apply  to  403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.

     10 The  distribution  must be requested  prior to Plan  termination  or the elimination of the Oppenheimer funds as an investment option under the Plan.

     11 This  provision does not apply to IRAs.

     12 This provision does not apply to loans from  403(b)(7)  custodial  plans and loans from the OppenheimerFunds-sponsored  Single K retirement plan.

     13 This  provision  does not  apply  to  403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.

------------------------------------------------------------------------------
Oppenheimer Global Growth & Income Fund
------------------------------------------------------------------------------

Internet Website:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL.OPP (1.800.225.5677)

Cutodian Bank
      Citibank, N.A.
      399 Park Avenue
      New York, New York 10043

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
       Mayer, Brown, Rowe & Maw
       1675 Broadway
       New York, NY 10019-5820

(OppenheimerFunds logo)

PX215.1102